     As filed with the Securities and Exchange Commission on June 30, 2000


                                        Securities Act Registration No. 33-10649
                                Investment Company Act Registration No. 811-4930
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          / /

                          PRE-EFFECTIVE AMENDMENT NO.                        / /


                       POST-EFFECTIVE AMENDMENT NO. 21                       /X/


                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE

                         INVESTMENT COMPANY ACT OF 1940                      / /


                               AMENDMENT NO. 25                              /X/

                        (Check appropriate box or boxes)
                            ------------------------

                         PRUDENTIAL MUNICIPAL BOND FUND

               (Exact name of registrant as specified in charter)

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

              (Address of Principal Executive Offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7521

                             DEBORAH A. DOCS, ESQ.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                   AS SOON AS PRACTICABLE AFTER THE EFFECTIVE
                      DATE OF THE REGISTRATION STATEMENT.

             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                            (CHECK APPROPRIATE BOX):


                        /X/ immediately upon filing pursuant to paragraph (b)



                        / / on (date) pursuant to paragraph (b)


                        / / 60 days after filing pursuant to paragraph (a)(1)

                        / / on (date) pursuant to paragraph (a)(1)

                        / / 75 days after filing pursuant to paragraph (a)(2)

                        / / on (date) pursuant to paragraph (a)(2) of Rule 485.

                        If appropriate, check the following box:

                        / / this post-effective amendment designates a new
                            effective date for a previously filed post-effective amendment.

Title of Securities Being Registered....Shares of Beneficial Interest, par value
$.01 per share.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                      PROSPECTUS   JUNE 30, 2000


   PRUDENTIAL MUNICIPAL BOND FUND
   INSURED SERIES
   HIGH INCOME SERIES

     FUND TYPE Municipal bond

     OBJECTIVE Insured Series: Maximum amount of income that is eligible for exclusion from federal income taxes consistent with the preservation of capital
     High Income Series: Maximum amount of income that is eligible for exclusion from federal income taxes

Build on the Rock [GRAPHIC]



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.


                                                               [PRUDENTIAL LOGO]

TABLE OF CONTENTS
-------------------------------------


1       RISK/RETURN SUMMARY
        Insured Series:
1       Investment Objective and Principal Strategies
2       Principal Risks
3       Evaluating Performance
5       Fees and Expenses of the Series
        High Income Series:
7       Investment Objective and Principal Strategies
7       Principal Risks
9       Evaluating Performance
11      Fees and Expenses of the Series

13      HOW THE FUND INVESTS
13      Insured Series: Investment Objective and Policies
14      High Income Series: Investment Objective and Policies
16      Other Investments and Strategies
19      Investment Risks

24      HOW THE FUND IS MANAGED
24      Board of Trustees
24      Manager
24      Investment Adviser
26      Distributor

27      FUND DISTRIBUTIONS AND TAX ISSUES
27      Distributions
28      Tax Issues
29      If You Sell or Exchange Your Shares


-------------------------------------------------------------------
PRUDENTIAL MUNICIPAL BOND FUND                [ICON] (800) 225-1852

TABLE OF CONTENTS

------------------------------------------------

31      HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
31      How to Buy Shares
38      How to Sell Your Shares
41      How to Exchange Your Shares
43      Telephone Redemptions or Exchanges

44      FINANCIAL HIGHLIGHTS
        Insured Series:
45      Class A Shares
46      Class B Shares
47      Class C Shares
48      Class Z Shares
        High Income Series:
49      Class A Shares
50      Class B Shares
51      Class C Shares
52      Class Z Shares

53      THE PRUDENTIAL MUTUAL FUND FAMILY

A-1     DESCRIPTION OF SECURITY RATINGS

        FOR MORE INFORMATION (Back Cover)


--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
-------------------------------------


This prospectus provides information about the PRUDENTIAL MUNICIPAL BOND FUND (the Fund), which consists of two separate series--the INSURED SERIES and the HIGH INCOME SERIES (each, a Series). While the two Series have some common attributes, each one has its own investment objective and policies, performance information, financial highlights and risks. Therefore, some sections of this prospectus deal with each Series separately, while other sections address both Series at the same time.

    In sections that concern just the Insured Series, "the Series" refers to the Insured Series. In sections that concern just the High Income Series, "the Series" refers to the High Income Series.
    This section highlights key information about each Series. Additional information follows this summary.

INSURED SERIES
INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is to provide the MAXIMUM AMOUNT OF INCOME THAT IS ELIGIBLE FOR EXCLUSION FROM FEDERAL INCOME TAXES, CONSISTENT WITH THE PRESERVATION OF CAPITAL. To achieve our objective, we normally invest at least 80% of the Series' net assets in municipal bonds, which are fixed-income securities issued by states and municipalities. The Series' portfolio consists primarily of MUNICIPAL BONDS THAT ARE (1) INSURED BY AN ENTITY WHOSE CLAIMS-PAYING ABILITY AT THE TIME OF PURCHASE IS RATED Aaa BY MOODY'S INVESTORS SERVICE (MOODY'S) OR AAA BY STANDARD AND POOR'S RATINGS SERVICE (S&P) OR COMPARABLY RATED BY ANOTHER MAJOR RATING SERVICE SO THAT THE BOND IS RATED AAA OR Aaa OR MEETS THE ELIGIBILITY CRITERIA IMPOSED BY SUCH INSURERS, (2) RATED Aaa OR AAA BY MOODY'S OR S&P, RESPECTIVELY, OR COMPARABLY RATED BY ANOTHER MAJOR RATING SERVICE, OR (3) BACKED BY THE FULL FAITH AND CREDIT OF THE
U.S. GOVERNMENT. Under normal market conditions, at least 70% of the Series' total assets will consist of insured municipal bonds, which are municipal bonds whose interest and/or principal payments are insured by the bond issuers or other parties. The Series may hold certain municipal bonds, the interest on which is subject to the federal alternative minimum tax (AMT).

    In determining which securities to buy and sell, the investment adviser will consider, among other things, yield, maturity, issue, quality characteristics and expectations regarding economic and political developments, including movements in interest rates and demand for municipal bonds. The investment adviser will seek to anticipate interest rate movements and will purchase and sell municipal bonds accordingly. The investment adviser will also consider the claims-paying ability with respect to insurers of municipal bonds. The investment adviser will also seek to take advantage of differentials in yields with respect to securities with similar

-------------------------------------------------------------------
1  PRUDENTIAL MUNICIPAL BOND FUND                          [ICON] (800) 225-1852

RISK/RETURN SUMMARY

------------------------------------------------

credit ratings and maturities, but which vary according to the purpose for which they were issued, as well as securities issued for similar purposes with similar maturities, but which vary according to ratings. While we make every effort to achieve our objective, we can't guarantee success.


PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Since the Series invests at least 80% of its net assets in municipal bonds, there is the risk that the bonds may lose value because interest rates change or because there is a lack of confidence in the borrower or in the bond's insurer. Bonds with longer maturity dates typically produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates than bonds with shorter maturity dates.

    Bond prices and the Series' net asset value generally move in opposite directions from interest rates--if interest rates go up, the prices of the bonds in the Series' portfolio may fall because the bonds the Series holds won't, as a rule, pay as well as the newer bonds issued. Bonds that are issued when interest rates are high generally increase in value when interest rates fall.
    In addition to interest rate changes, municipal bonds are subject to the risk that the issuer may be unable to make principal and interest payments when they are due. The Series purchases insured municipal bonds to reduce such credit risks. Although insurance coverage reduces credit risks by providing that the insurer will make timely payment of interest and/or principal, it does not provide protection against the market fluctuations of insured bonds or fluctuations in the price of the shares of the Series. An insured municipal bond fluctuates in value largely based on factors relating to the insurer's creditworthiness or ability to satisfy its obligations.

    Municipal bonds and, in particular, municipal leases may be subject to the risk that the municipality may not set aside funds in future budgets to make the bond or lease payments.

    Like any mutual fund, an investment in the Series could lose value, and you could lose money. For more detailed information about the risks associated with the Series, see "How the Fund Invests--Investment Risks."
    An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
-------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

EVALUATING PERFORMANCE

A number of factors--including risk--can affect how the Insured Series performs. The following bar chart shows the Series' performance for each full calendar year of operation for the last 10 years. The bar chart and table below demonstrate the risk of investing in the Series by showing how returns can change from year to year and by showing how the Series' average annual total returns compare with those of a broad measure of market performance and a group of similar mutual funds. Past performance does not mean that the Series will achieve similar results in the future.



ANNUAL RETURNS* (Class B shares)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1990    6.12%
1991   11.69%
1992    7.98%
1993   11.37%
1994  (5.67%)
1995   16.30%
1996    2.42%
1997    8.37%
1998    5.55%
1999  (4.18%)

BEST QUARTER: 6.25% (1st quarter of 1995) WORST QUARTER: (6.03%) (1st quarter of
1994)


* THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. WITHOUT THE MANAGEMENT FEE WAIVER, THE ANNUAL RETURNS WOULD HAVE BEEN LOWER, TOO. THE RETURN OF THE CLASS B SHARES FOR THE QUARTER ENDED MARCH 31, 2000
     WAS 2.83%.

-------------------------------------------------------------------
3  PRUDENTIAL MUNICIPAL BOND FUND                          [ICON] (800) 225-1852

RISK/RETURN SUMMARY

------------------------------------------------

 AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-99)



------------------------------------------------------------------------------
                                 1 YR   5 YRS   10 YRS     SINCE INCEPTION
------------------------------------------------------------------------------
  Class A shares                 (6.83)%  5.22%    N/A    5.95% (since 1-22-90)
  Class B shares                 (9.18)%  5.31%  5.79%    6.66% (since 9-17-87)
  Class C shares                 (6.38)%  5.00%    N/A     4.21% (since 8-1-94)
  Class Z shares                 (3.63)%    N/A    N/A    4.21% (since 9-16-96)
  Lehman Muni Bond Index(2)      (2.06)%  6.91%  6.89%           N/A
  Lipper Insured Average(3)      (4.69)%  5.68%  5.96%           N/A



1 THE SERIES' RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES. WITHOUT THE MANAGEMENT FEE WAIVER FOR EACH CLASS AND THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER FOR CLASS A AND CLASS C SHARES, THE RETURNS WOULD HAVE BEEN LOWER.
2 THE LEHMAN BROTHERS MUNICIPAL BOND INDEX--AN UNMANAGED INDEX OF OVER 39,000 LONG-TERM INVESTMENT-GRADE MUNICIPAL BONDS--GIVES A BROAD LOOK AT HOW LONG-TERM INVESTMENT-GRADE MUNICIPAL BONDS HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND OPERATING EXPENSES. THE LEHMAN MUNI BOND INDEX RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 7.00% FOR CLASS A, 7.71% FOR
     CLASS B, 5.86% FOR CLASS C AND 4.89% FOR CLASS Z SHARES. SOURCE: LEHMAN BROTHERS.
3 THE LIPPER INSURED AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE LIPPER INSURED MUNICIPAL DEBT FUNDS CATEGORY. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES. LIPPER RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 7.05% FOR CLASS A, 4.65% FOR CLASS B, 3.34% FOR CLASS C AND 6.13% FOR CLASS Z SHARES. SOURCE: LIPPER INC.

-------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

FEES AND EXPENSES OF THE SERIES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each class of the Insured Series--Class A, B, C and Z. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."


 SHAREHOLDER FEES(1) (paid directly from your investment)

------------------------------------------------------------------
                                CLASS A  CLASS B  CLASS C  CLASS Z
------------------------------------------------------------------
  Maximum sales charge (load)
   imposed on purchases (as a
   percentage of offering           3%     None       1%     None
   price)
  Maximum deferred sales
   charge (load) (as a
   percentage of the lower of
   original purchase price or
   sale proceeds)                 None       5%(2)     1%(3)   None
  Maximum sales charge (load)
   imposed on reinvested
   dividends and other
   distributions                  None     None     None     None
  Redemption fees                 None     None     None     None
  Exchange fee                    None     None     None     None

 ANNUAL SERIES OPERATING EXPENSES (deducted from Series assets)


------------------------------------------------------------------
                                CLASS A  CLASS B  CLASS C  CLASS Z
------------------------------------------------------------------
  Management fees                 .50%     .50%     .50%     .50%
  + Distribution and service
   (12b-1) fees(4)                .30%     .50%    1.00%     None
  + Other expenses                .13%     .13%     .13%     .13%
  = Total annual Series
   operating expenses             .93%    1.13%    1.63%     .63%
  - Fee waiver or expense
   reimbursement(4)               .05%     None     .25%     None
  = NET ANNUAL SERIES
   OPERATING EXPENSES             .88%    1.13%    1.38%     .63%



1 YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND SALES OF SHARES.
2 THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.
3 THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN 18 MONTHS OF PURCHASE.
4 FOR THE FISCAL YEAR ENDING APRIL 30, 2001, THE DISTRIBUTOR OF THE FUND HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12b-1) FEES FOR CLASS A AND CLASS C SHARES TO .25 OF 1% AND .75 OF 1% OF THE AVERAGE DAILY NET ASSETS OF CLASS A AND CLASS C SHARES, RESPECTIVELY.

-------------------------------------------------------------------
5  PRUDENTIAL MUNICIPAL BOND FUND                          [ICON] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

EXAMPLE

This example will help you compare the fees and expenses of the Insured Series' different share classes and compare the cost of investing in the Series with the cost of investing in other mutual funds.


    The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A and Class C shares during the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



-----------------------------------------------------------
                                1 YR  3 YRS  5 YRS   10 YRS
-----------------------------------------------------------
  Class A shares                $387  $583     $795  $1,404
  Class B shares                $615  $659     $722  $1,293
  Class C shares                $339  $585     $954  $1,993
  Class Z shares                 $64  $202     $351    $786


You would pay the following expenses on the same investment if you did not sell your shares:


-----------------------------------------------------------
                                1 YR  3 YRS  5 YRS   10 YRS
-----------------------------------------------------------
  Class A shares                $387  $583     $795  $1,404
  Class B shares                $115  $359     $622  $1,293
  Class C shares                $239  $585     $954  $1,993
  Class Z shares                 $64  $202     $351    $786


-------------------------------------------------------------------

RISK/RETURN SUMMARY
-------------------------------------

HIGH INCOME SERIES
INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is to provide the MAXIMUM AMOUNT OF INCOME THAT IS ELIGIBLE FOR EXCLUSION FROM FEDERAL INCOME TAXES. To achieve our objective we normally invest at least 80% of the Series' net assets in municipal bonds, which are fixed-income securities issued by states and muncipalities. The Series' portfolio consists primarily of municipal bonds which are rated B or better by Moody's or S&P or bonds either rated by another major rating service or unrated bonds of comparable quality. Bonds rated B or Ba by Moody's or B or BB by S&P are considered to be speculative with respect to their capacity to make interest and principal payments and are commonly referred to as JUNK BONDS. The municipal bonds in which the Series invests generally have maturities in excess of 10 years at the time of purchase, although the Series also will invest in municipal bonds having maturities ranging from one year to 10 years, provided that the weighted average maturity of the Series' investment portfolio remains within the 15- to 30- year range. The Series may hold certain municipal bonds, the interest on which is subject to the federal alternative minimum tax (AMT).


    In determining which securities to buy and sell, the investment adviser will consider, among other things, yield, maturity, issue, quality characteristics and expectations regarding economic and political developments, including movements in interest rates and demand for municipal bonds. The investment adviser will seek to anticipate interest rate movements and will purchase and sell municipal bonds accordingly. The investment adviser will also seek to take advantage of differentials in yields with respect to securities with similar credit ratings and maturities, but which vary according to the purpose for which they were issued, as well as securities issued for similar purposes with similar maturities, but which vary according to ratings. While we make every effort to achieve our objective, we can't guarantee success.


PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. The securities in which the Series invests are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due, as well as the risk that the securities may lose value because interest rates

-------------------------------------------------------------------
7  PRUDENTIAL MUNICIPAL BOND FUND                          [ICON] (800) 225-1852

RISK/RETURN SUMMARY

------------------------------------------------

change or because there is a lack of confidence in the issuer. Bonds with longer maturity dates typically produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates than bonds with shorter maturity dates. Since the Series invests in lower-rated bonds, commonly known as junk bonds, there is a greater risk of default of payment of principal and interest. Furthermore, junk bonds tend to be less liquid than higher-rated securities. Therefore, an investment in the Series may not be appropriate for short-term investing.

    Bond prices and the Series' net asset value generally move in opposite directions from interest rates--if interest rates go up, the prices of the bonds in the Series' portfolio may fall because the bonds the Series holds won't, as a rule, pay as well as the newer bonds issued. Bonds that are issued when interest rates are high generally increase in value when interest rates fall.

    Municipal bonds and, in particular, municipal leases may be subject to the risk that the municipality may not set aside funds in future budgets to make the bond or lease payments.

    Like any mutual fund, an investment in the Fund could lose value, and you could lose money. For more detailed information about the risks associated with the Series, see "How the Fund Invests--Investment Risks."
    An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

EVALUATING PERFORMANCE

A number of factors--including risk--can affect how the High Income Series performs. The following bar chart shows the Series' performance for each full calendar year of operation for the last 10 years. The bar chart and table below demonstrate the risk of investing in the Series by showing how returns can change from year to year and by showing how the Series' average annual total returns compare with those of a broad measure of market performance and a group of similar mutual funds. Past performance does not mean that the Series will achieve similar results in the future.



ANNUAL RETURNS* (CLASS B SHARES)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1990   4.10%
1991  11.95%
1992   8.28%
1993  10.95%
1994  -3.41%
1995  16.32%
1996   3.23%
1997  10.05%
1998   5.00%
1999  -2.86%

BEST QUARTER: 5.86% (1st quarter of 1995) WORST QUARTER: (4.14)% (1st quarter of
1994)


* THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. WITHOUT THE MANAGEMENT FEE WAIVER, THE ANNUAL RETURNS WOULD HAVE BEEN LOWER, TOO. THE RETURN OF THE CLASS B SHARES FOR THE QUARTER ENDED MARCH 31, 2000 WAS .86%.

-------------------------------------------------------------------
9  PRUDENTIAL MUNICIPAL BOND FUND                          [ICON] (800) 225-1852

RISK/RETURN SUMMARY

------------------------------------------------

 AVERAGE ANNUAL RETURNS(1) (as of 12-31-99)



------------------------------------------------------------------------------
                                 1 YR   5 YRS   10 YRS     SINCE INCEPTION
------------------------------------------------------------------------------
  Class A shares                 (.76)%  8.27%    N/A    9.26% (since 1-22-90)
  Class B shares                (2.14)%  8.39%   9.04%   9.44% (since 9-17-87)
  Class C shares                  .83%   8.31%    N/A    7.49% (since 8-1-94)
  Class Z shares                 3.79%    N/A     N/A    6.55% (since 9-16-96)
  Lehman Muni Bond Index(2)     (2.06)%  6.91%   6.89%    N/A
  Lipper High Yield Average(3)  (4.16)%  6.06%   6.14%    N/A



1 THE SERIES' RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES. WITHOUT THE MANAGEMENT FEE WAIVER FOR EACH CLASS AND THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER FOR CLASS A AND CLASS C SHARES, THE RETURNS WOULD HAVE BEEN LOWER.
2 THE LEHMAN BROTHERS MUNICIPAL BOND INDEX--AN UNMANAGED INDEX OF OVER 39,000 LONG-TERM INVESTMENT-GRADE MUNICIPAL BONDS--GIVES A BROAD LOOK AT HOW LONG-TERM INVESTMENT-GRADE MUNICIPAL BONDS HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND OPERATING EXPENSES. THE LEHMAN MUNI BOND INDEX RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 7.00% FOR CLASS A, 7.71% FOR
     CLASS B, 5.86% FOR CLASS C AND 4.89% FOR CLASS Z SHARES. SOURCE: LEHMAN BROTHERS.
3 THE LIPPER HIGH YIELD AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE LIPPER HIGH YIELD MUNICIPAL DEBT FUNDS CATEGORY. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES. THE LIPPER RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 6.29% FOR CLASS A, 7.18% FOR
     CLASS B, 5.14% FOR CLASS C AND 4.11% FOR CLASS Z SHARES. SOURCE: LIPPER
     INC.

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

FEES AND EXPENSES OF THE SERIES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each class of the High Income Series--Class A, B, C and
Z. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."


 SHAREHOLDER FEES(1) (paid directly from your investment)

------------------------------------------------------------------
                                CLASS A  CLASS B  CLASS C  CLASS Z
------------------------------------------------------------------
  Maximum sales charge (load)
   imposed on purchases (as a
   percentage of offering           3%     None       1%     None
   price)
  Maximum deferred sales
   charge (load) (as a
   percentage of the lower of
   original purchase price or
   sale proceeds)                 None       5%(2)     1%(3)   None
  Maximum sales charge (load)
   imposed on reinvested
   dividends and other
   distributions                  None     None     None     None
  Redemption fees                 None     None     None     None
  Exchange fee                    None     None     None     None

 ANNUAL SERIES OPERATING EXPENSES (deducted from Series assets)


------------------------------------------------------------------
                                CLASS A  CLASS B  CLASS C  CLASS Z
------------------------------------------------------------------
  Management fees                 .50%     .50%     .50%     .50%
  + Distribution and service
   (12b-1) fees(4)                .30%     .50%    1.00%     None
  + Other expenses                .07%     .07%     .07%     .07%
  = Total annual Series
   operating expenses             .87%    1.07%    1.57%     .57%
  - Fee waiver or expense
   reimbursement(4)               .05%     None     .25%     None
  = NET ANNUAL SERIES
   OPERATING EXPENSES             .82%    1.07%    1.32%     .57%



1 YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND SALES OF SHARES.
2 THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.
3 THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN 18 MONTHS OF PURCHASE.
4 FOR THE FISCAL YEAR ENDING APRIL 30, 2001, THE DISTRIBUTOR OF THE FUND HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12b-1) FEES FOR CLASS A AND CLASS C SHARES TO .25 OF 1% AND .75 OF 1% OF THE AVERAGE DAILY NET ASSETS OF CLASS A AND CLASS C SHARES, RESPECTIVELY.

-------------------------------------------------------------------
11  PRUDENTIAL MUNICIPAL BOND FUND                         [ICON] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

EXAMPLE

This example will help you compare the fees and expenses of the High Income Series' different share classes and compare the cost of investing in the Series with the cost of investing in other mutual funds.


    The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A and Class C shares during the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



--------------------------------------------------------------
                                 1 YR   3 YRS   5 YRS   10 YRS
--------------------------------------------------------------
  Class A shares                  $381    $564    $763  $1,336
  Class B shares                  $609    $640    $690  $1,223
  Class C shares                  $333    $567    $923  $1,928
  Class Z shares                   $58    $183    $318    $714


You would pay the following expenses on the same investment if you did not sell your shares:


--------------------------------------------------------------
                                 1 YR   3 YRS   5 YRS   10 YRS
--------------------------------------------------------------
  Class A shares                  $381    $564    $763  $1,336
  Class B shares                  $109    $340    $590  $1,223
  Class C shares                  $233    $567    $923  $1,928
  Class Z shares                   $58    $183    $318    $714


--------------------------------------------------------------------------------

HOW THE FUND INVESTS
-------------------------------------


Each Series invests substantially all and, in any event, at least 80% of the value of the Series' net assets in MUNICIPAL BONDS, which include MUNICIPAL NOTES and other municipal securities. Municipal bonds pay interest that generally is eligible for exclusion from federal income taxation. Each Series, however, may hold certain private activity bonds, which are municipal bonds, the interest on which is subject to the federal alternative minimum tax (AMT). See "Fund Distributions and Tax Issues--Distributions." Municipal notes, like municipal bonds, are fixed-income securities issued by states and municipalities, except that municipal notes mature in one year or less.


    Municipal bonds include GENERAL OBLIGATION BONDS and REVENUE BONDS. General obligation bonds are obligations supported by the credit of an issuer that has the power to tax and are payable from that issuer's general revenues and not from any specific source. Revenue bonds, on the other hand, are payable from revenues derived from a particular source.


INSURED SERIES: INVESTMENT OBJECTIVE AND POLICIES

The investment objective of this Series is to provide the MAXIMUM AMOUNT OF INCOME THAT IS ELIGIBLE FOR EXCLUSION FROM FEDERAL INCOME TAXES, CONSISTENT WITH THE PRESERVATION OF CAPITAL. While we make every effort to achieve our objective, we can't guarantee success.


    The Series' portfolio consists primarily of MUNICIPAL BONDS THAT ARE
(1) INSURED BY AN ENTITY WHOSE CLAIMS-PAYING ABILITY AT THE TIME OF PURCHASE IS RATED Aaa BY MOODY'S OR AAA BY S&P, OR COMPARABLY RATED BY ANOTHER MAJOR RATING SERVICE SO THAT THE BOND IS RATED AAA OR Aaa OR MEETS THE ELIGIBILITY CRITERIA IMPOSED BY SUCH INSURERS, (2) RATED Aaa OR AAA BY MOODY'S OR S&P, RESPECTIVELY, OR COMPARABLY RATED BY ANOTHER MAJOR RATING SERVICE, OR (3) BACKED BY THE FULL FAITH AND CREDIT OF THE U.S. GOVERNMENT. Under normal market conditions, at least 70% of the Series' total assets will consist of insured municipal bonds. Generally, the yields on insured bonds are lower than the yields on uninsured bonds of

-------------------------------------------------------------------

MUNICIPAL BONDS
States and municipalities issue bonds in order to borrow money to finance a project. You can think of bonds as loans that investors make to the state, local government or other issuer. The government gets the cash needed to complete the project and investors earn income on their investment.
-------------------------------------------------------------------
-------------------------------------------------------------------
13  PRUDENTIAL MUNICIPAL BOND FUND                         [ICON] (800) 225-1852

HOW THE FUND INVESTS

------------------------------------------------

comparable quality. Insurance reduces the insured bond's credit risk and may increase the bond's value.


    A rating is an assessment of the likelihood of the timely payment of debt (with respect to a municipal bond) or claims (with respect to an insurer of a municipal bond), and can be useful when comparing different municipal bonds. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may, at times, lag behind the current financial condition of an issuer or insurer. An investor can evaluate the expected likelihood of default by an issuer or an insurer by looking at its ratings as compared to another similar issuer or insurer. The Series may also invest in municipal bonds that are not rated if, based upon a credit analysis by the Series' investment adviser, the investment adviser believes that such securities are of comparable quality to other municipal bonds that the Series may purchase.


    For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Series. To obtain a copy, see the back cover page of this prospectus.


    The Series' investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Fund can change investment policies of the Series that are not fundamental.


HIGH INCOME SERIES: INVESTMENT OBJECTIVE AND POLICIES
The investment objective of this Series is to provide the MAXIMUM AMOUNT OF INCOME THAT IS ELIGIBLE FOR EXCLUSION FROM FEDERAL INCOME TAXES. While we make every effort to achieve our objective, we can't guarantee success.

    The Series' portfolio consists primarily of MUNICIPAL BONDS RATED B OR BETTER BY MOODY'S OR S&P OR BONDS EITHER RATED BY ANOTHER MAJOR RATING SERVICE OR UNRATED BONDS OF COMPARABLE QUALITY. Municipal bonds rated Ba or BB or lower by Moody's or S&P, respectively, are considered lower-rated or HIGH-YIELD SECURITIES or JUNK BONDS. Municipal bonds rated Baa by Moody's or BBB by S&P are regarded as investment-grade, but have speculative characteristics and are riskier than higher-rated municipal bonds. A description of bond ratings is contained in Appendix A.


    Lower-rated bonds tend to offer higher yields, but also offer greater risks, than higher-rated bonds. Under certain economic conditions, however,

-------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------

lower or medium-rated bonds might not yield significantly more than higher-rated bonds, or comparable unrated bonds. If that happens, the Series may invest in higher-rated bonds that offer similar yields but have less risk. Furthermore, if issuers redeem their high-yield bonds at a higher than expected rate, which might happen during periods of declining interest rates, the Series could be forced to buy higher-rated, lower-yielding securities, which would decrease the Series' return.

    During the fiscal year ended April 30, 2000, the monthly dollar-weighted average ratings of the debt securities held by the Series, expressed as a percentage of the Series' total investments, were as follows:



-----------------------------------------------------------------------
                                                    PERCENTAGE OF TOTAL
                     RATINGS                            INVESTMENTS
-----------------------------------------------------------------------
              AAA/Aaa                                         19.4%
              AA/Aa                                            4.0%
              A/A                                              3.0%
              BBB/Baa                                         12.2%
              BB/Ba                                            6.0%
              B/B                                              1.5%
              CCC/Caa                                          0.3%
              Unrated
                AAA/Aaa                                        7.2%
                AA/Aa                                          0.2%
                A/A                                            0.2%
                BBB/Baa                                        4.2%
                BB/Ba                                         22.9%
                B/B                                           16.2%
                CCC/Caa                                        0.5%
                D                                              2.2%



    For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Series. To obtain a copy, see the back cover page of this prospectus.


    The Series' investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Fund can change investment policies of the Series that are not fundamental.

-------------------------------------------------------------------
15  PRUDENTIAL MUNICIPAL BOND FUND                         [ICON] (800) 225-1852

HOW THE FUND INVESTS

------------------------------------------------

OTHER INVESTMENTS AND STRATEGIES


In addition to the principal strategies, each Series also may use the following investment strategies to increase the Series' returns or protect its assets if market conditions warrant.



FLOATING RATE BONDS, VARIABLE RATE BONDS, INVERSE FLOATERS AND


SECONDARY INVERSE FLOATERS


Each Series may invest in floating rate bonds, variable rate bonds, inverse floaters and secondary inverse floaters. FLOATING RATE BONDS are municipal bonds that have an interest rate that is set as a specific percentage of a designated rate, such as the rate on Treasury bonds or the prime rate at major commercial banks. The interest rate on floating rate bonds changes when there is a change in the designated rate. VARIABLE RATE BONDS are municipal bonds that have an interest rate that is adjusted based on the market rate at a specified period. They generally allow the Series to demand payment of the bond on short notice for an amount that may be more or less than the amount paid. INVERSE FLOATERS are municipal bonds with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. SECONDARY INVERSE FLOATERS are municipal asset-backed securities with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index.


MUNICIPAL LEASE OBLIGATIONS

Each Series may invest in municipal lease obligations. MUNICIPAL LEASE OBLIGATIONS are obligations where the interest and principal are paid out of lease payments made by the party leasing the facilities that were built with the bonds. Typically, municipal lease obligations are issued by states or financing authorities to provide money for construction projects such as schools, offices or stadiums. The entity that leases the building or facility would be responsible for paying the interest and principal on the obligation.


MUNICIPAL ASSET-BACKED SECURITIES
Each Series may invest in municipal asset-backed securities. A MUNICIPAL ASSET-BACKED SECURITY is a type of pass-through instrument that pays interest which is eligible for exclusion from federal income taxation based upon the income from an underlying pool of municipal bonds.
-------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each Series may purchase municipal bonds on a WHEN-ISSUED or DELAYED-DELIVERY basis, without limit. When the Series makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the bonds take place at a later time. The Series does not earn interest income until the date the bonds are delivered.



DISTRESSED SECURITIES

The High Income Series may invest up to 10% of its assets in DISTRESSED SECURITIES, that is, securities of issuers that are financially troubled and which we believe are currently valued at less than their long-term potential. The Series is also permitted to invest in defaulted bonds and in bonds having a rating of D or better by Moody's, S&P or another major rating service or unrated bonds of comparable quality.


TEMPORARY DEFENSIVE INVESTMENTS


In response to adverse market, economic or political conditions, each Series may hold up to 100% of its assets in cash, cash equivalents or investment-grade taxable bonds, including bonds that are generally exempt from state, but not federal, income taxation. Investing heavily in these securities limits our ability to achieve each Series' investment objective, but can help to preserve each Series' assets.



DERIVATIVE STRATEGIES


We may use various DERIVATIVE STRATEGIES to try to improve each Series' returns. We may use hedging techniques to try to protect each Series' assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that a Series will not lose money. Derivatives--such as futures contracts, options on futures and interest rate swaps--involve costs and can be volatile. With derivatives, the investment adviser tries to predict if the underlying investment, whether a security, market index, interest rate, or some other investment, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Series' overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any

-------------------------------------------------------------------
17  PRUDENTIAL MUNICIPAL BOND FUND                         [ICON] (800) 225-1852

HOW THE FUND INVESTS

------------------------------------------------

particular instrument. Any derivatives we may use may not match a Series' underlying holdings.



FUTURES CONTRACTS AND RELATED OPTIONS



Each Series may purchase and sell futures contracts and related options on financial futures. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. An OPTION is the right to buy or sell a security, or in the case of an option on a futures contract, the right to buy or sell a futures contract, in exchange for a premium.



INTEREST RATE SWAP TRANSACTIONS



Each Series may enter into INTEREST RATE SWAP TRANSACTIONS. In a swap transaction, a Series and another party "trade" income streams. The swap is done to preserve a return or spread on a particular investment or portion of a portfolio or to protect against any increase in the price of securities a Series anticipates purchasing at a later date.



    For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks."



ADDITIONAL STRATEGIES


Each Series also follows certain policies when it BORROWS MONEY (each Series can borrow up to 33 1/3% of the value of its total assets); PURCHASES SHARES OF OTHER INVESTMENT COMPANIES (each Series may hold up to 10% of its total assets in such securities, which entail duplicate management and advisory fees to shareholders); LENDS ITS SECURITIES to others (each Series can lend up to 33% of the value of its total assets); and HOLDS ILLIQUID SECURITIES (each Series may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). Each Series is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

-------------------------------------------------------------------

HOW THE FUND INVESTS

------------------------------------------------

INVESTMENT RISKS
As noted, all investments involve risk, and investing in a Series is no exception. Since each Series' holdings can vary significantly from broad market indexes, performance of the Series can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of each Series' principal investments and certain other non-principal investments each Series may make. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.


 INVESTMENT TYPE


% OF EACH SERIES'
--------------------------------------------------------------------------------
TOTAL ASSETS                         RISKS                 POTENTIAL REWARDS
--------------------------------------------------------------------------------
  MUNICIPAL BONDS           -- Credit risk--the risk    -- Tax-exempt interest
  BOTH SERIES:                   that the borrower          income, except with
                                can't pay back the          respect to certain
  AT LEAST 80% OF EACH          money borrowed or           bonds, such as
  SERIES' NET ASSETS            make interest               private activity
  UNDER NORMAL                  payments (lower for         bonds, which are
  CONDITIONS                    insured and higher          subject to the
                                rated bonds)                federal alternative
                            -- Market risk--the risk        minimum tax (AMT)
                                that bonds will lose    -- If interest rates
                                value in the market          decline, long-term
                                because interest            yields should be
                                rates rise or there         higher than money
                                is a lack of                market yields
                                confidence in the
                                borrower
                            -- Concentration
                                 risk--the risk that
                                bonds may lose value
                                because of
                                political, economic
                                or other events in
                                the geographic
                                region where a
                                Series' investments
                                are focused
                            -- Tax risk--the risk
                                 that federal income
                                tax rates may
                                decrease, which
                                could decrease
                                demand for municipal
                                bonds or that a
                                change in law may
                                limit or eliminate
                                exemption of
                                interest on
                                municipal bonds from
                                such taxes
                            -- Illiquidity risk--the
                                 risk that bonds may
                                be difficult to
                                value precisely and
                                sell at time or
                                price desired, in
                                which case valuation
                                would depend more on
                                investment adviser's
                                judgment than is
                                generally the case
                                with other types of
                                municipal bonds
                            -- Nonappropriation
                                 risk--the risk that
                                the municipality may
                                not include the bond
                                obligations in
                                future budgets
--------------------------------------------------------------------------------


-------------------------------------------------------------------
19  PRUDENTIAL MUNICIPAL BOND FUND                         [ICON] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

 INVESTMENT TYPE (CONT'D)


--------------------------------------------------------------------------------
% OF EACH SERIES'
TOTAL ASSETS                         RISKS                 POTENTIAL REWARDS
--------------------------------------------------------------------------------
  HIGH-YIELD MUNICIPAL      -- See credit risk          -- May offer higher
  BONDS (JUNK BONDS)            (particularly high),        interest income and
  HIGH INCOME SERIES            market risk                 higher potential
  ONLY:                         (particularly high)         gains than
  UP TO 100%                    and illiquidity risk        higher-grade
                                (particularly high)         municipal bonds
                                                        -- Most bonds rise in
                                                             value when interest
                                                            rates fall
--------------------------------------------------------------------------------
  DISTRESSED SECURITIES     -- See credit risk          -- May offer greater
  HIGH INCOME SERIES            (particularly high),        capital appreciation
  ONLY:                         market risk                 and a higher rate of
  UP TO 10%                     (particularly high)         return if companies
                                and illiquidity risk        fulfill their
                            -- More likely to               anticipated
                                 default, especially        potential
                                during economic
                                downturns
                            -- Subject to greater
                                volatility than
                                securities of more
                                stable companies
                            -- To the extent the
                                 Series invests in
                                bankrupt companies,
                                the Series may be
                                subject to
                                litigation risks and
                                costs
--------------------------------------------------------------------------------
  MUNICIPAL LEASE           -- See credit risk,         -- Tax-exempt interest
  OBLIGATIONS                    market risk,               income, except with
  BOTH SERIES:                  concentration risk,         respect to certain
  PERCENTAGE VARIES;            tax risk,                   bonds, such as
  USUALLY LESS THAN 25%         illiquidity risk and        private activity
                                nonappropriation            bonds, which are
                                risk                        subject to the AMT
                                                        -- If interest rates
                                                             decline, long-term
                                                            yields should be
                                                            higher than money
                                                            market yields
--------------------------------------------------------------------------------


-------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------

 INVESTMENT TYPE (CONT'D)


--------------------------------------------------------------------------------
% OF EACH SERIES'
TOTAL ASSETS                         RISKS                 POTENTIAL REWARDS
--------------------------------------------------------------------------------
  DERIVATIVES               -- Derivatives such as      -- A Series could make
  BOTH SERIES:                  futures, options on         money and protect
  PERCENTAGE VARIES;            futures and interest        against losses if
  USUALLY LESS THAN 20%         rate swaps that are         the investment
                                used for hedging            analysis proves
                                purposes may not            correct
                                fully offset the        -- One way to manage a
                                underlying positions        Series' risk/return
                                and this could              balance is to lock
                                result in losses to         in the value of an
                                a Series that would         investment ahead of
                                not have otherwise          time
                                occurred                -- Derivatives used for
                            -- Derivatives used for         return enhancement
                                 risk management may        purposes involve a
                                not have the                type of leverage and
                                intended effects and        could generate
                                may result in losses        substantial gains at
                                or missed                   low cost
                                opportunities
                            -- The other party to a
                                derivatives contract
                                could default
                            -- Certain types of
                                derivatives involve
                                costs to a Series
                                that can reduce
                                returns
                            -- Derivatives used for
                                return enhancement
                                purposes involve a
                                type of leverage
                                (borrowing for
                                investment) and
                                could magnify losses
--------------------------------------------------------------------------------
  VARIABLE/FLOATING RATE    -- Value lags value of      -- May offer protection
  BONDS                         fixed-rate                  against interest
  BOTH SERIES:                  securities when             rate changes
  PERCENTAGE VARIES;            interest rates
  USUALLY LESS THAN 10%         change
--------------------------------------------------------------------------------
  INVERSE FLOATERS/         -- High market              -- Income generally will
  SECONDARY INVERSE              risk--risk that            increase when
  FLOATERS                      inverse floaters            interest rates
  BOTH SERIES:                  will fluctuate in           decrease
  PERCENTAGE VARIES;            value more
  USUALLY LESS THAN 15%         dramatically than
                                other debt
                                securities when
                                interest rates
                                change
                            -- See credit risk and
                                illiquidity risk
                            -- Secondary inverse
                                floaters are subject
                                to additional risks
                                of municipal
                                asset-backed
                                securities
--------------------------------------------------------------------------------


-------------------------------------------------------------------
21  PRUDENTIAL MUNICIPAL BOND FUND                         [ICON] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

 INVESTMENT TYPE (CONT'D)


--------------------------------------------------------------------------------
% OF EACH SERIES'
TOTAL ASSETS                         RISKS                 POTENTIAL REWARDS
--------------------------------------------------------------------------------
  WHEN-ISSUED AND           -- May magnify              -- May magnify
  DELAYED-DELIVERY               underlying                  underlying
  SECURITIES                    investment losses           investment gains
  BOTH SERIES:              -- Investment costs may
  PERCENTAGE VARIES;            exceed potential
  USUALLY LESS THAN 20%         underlying
                                investment gains
--------------------------------------------------------------------------------
  MUNICIPAL ASSET-BACKED    -- Prepayment risk--the     -- Regular interest
  SECURITIES                    risk that the                income
  BOTH SERIES:                  underlying bonds may    -- Pass-through
  PERCENTAGE VARIES;            be prepaid,                 instruments provide
  USUALLY LESS THAN 15%         partially or                greater
                                completely,                 diversification than
                                generally during            direct ownership of
                                periods of falling          municipal bonds
                                interest rates,
                                which could
                                adversely affect
                                yield to maturity
                                and could require a
                                Series to reinvest
                                in lower yielding
                                bonds
                            -- Credit risk--the risk
                                that the underlying
                                municipal bonds will
                                not be paid by
                                issuers or by credit
                                insurers or
                                guarantors of such
                                instruments. Some
                                municipal
                                asset-backed
                                securities are
                                unsecured or secured
                                by lower-rated
                                insurers or
                                guarantors and thus
                                may involve greater
                                risk
                            -- See market risk and
                                 tax risk
--------------------------------------------------------------------------------


-------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------

 INVESTMENT TYPE (CONT'D)


--------------------------------------------------------------------------------
% OF EACH SERIES'
TOTAL ASSETS                         RISKS                 POTENTIAL REWARDS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  ILLIQUID SECURITIES       -- See illiquidity risk     -- May offer a more
  BOTH SERIES:                                              attractive yield or
  UP TO 15% OF NET                                          potential for growth
  ASSETS                                                    than more widely
                                                            traded securities
--------------------------------------------------------------------------------


-------------------------------------------------------------------
23  PRUDENTIAL MUNICIPAL BOND FUND                         [ICON] (800) 225-1852

HOW THE FUND IS MANAGED
-------------------------------------


BOARD OF TRUSTEES


The Fund's Board of Trustees oversees the actions of the Manager, investment adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.


MANAGER

PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077



    Under a Management Agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. PIFM also is responsible for supervising the Fund's investment adviser. For the fiscal year ended April 30, 2000, the Insured Series and High Income Series paid PIFM management fees of .50% and .45% of their respective average daily net assets.


    PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of April 30, 2000, PIFM served as the manager to all 42 of the Prudential mutual funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $76.2 billion.


INVESTMENT ADVISER

The Prudential Investment Corporation, called Prudential Investments, is each Series' investment adviser and has served as an investment adviser to investment companies since 1984. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and pays Prudential Investments for its services.


    Prudential Investments' Fixed Income Group manages more than $135 billion for Prudential's retail investors, institutional investors, and policyholders. Senior Managing Directors James J. Sullivan and Jack W. Gaston head the Group, which is organized into teams specializing in different market sectors. Top-down, broad investment decisions are made by the Fixed Income Policy Committee, whereas bottom-up security selection is made by the sector teams.

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                                                                              24

HOW THE FUND IS MANAGED

------------------------------------------------

    Mr. Sullivan has overall responsibility for overseeing portfolio management and credit research. Prior to joining Prudential Investments in 1998, he was a managing director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 16 years of experience in risk management, arbitrage trading, and corporate bond investing.


    Mr. Gaston has overall responsibility for overseeing quantitative research and risk management. Prior to this appointment in 1999, he was senior managing director of the Capital Management Group where he was responsible for the investment performance and risk management for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 20 years of experience in investment management, including extensive experience applying quantitative techniques to portfolio management.


    The Fixed Income Investment Policy Committee is comprised of key senior investment managers. Members include seven sector team leaders, the chief investment strategist, and the head of risk management. The Committee uses a top-down approach to investment strategy, asset allocation, and general risk management, identifying sectors in which to invest.


    The Municipal Bond Team, headed by Evan Lamp, is primarily responsible for overseeing the day-to-day management of the Fund. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Fund's investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.



                                MUNICIPAL BONDS



ASSETS UNDER MANAGEMENT:  $5.4 billion (as of December 31, 1999).


TEAM LEADER:  Evan Lamp.  GENERAL INVESTMENT EXPERIENCE:  7 years.


PORTFOLIO MANAGERS: 5. AVERAGE GENERAL INVESTMENT EXPERIENCE: 8 years, which includes team members with significant mutual fund experience.


SECTOR:  City, state and local government securities.

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25  PRUDENTIAL MUNICIPAL BOND FUND                         [ICON] (800) 225-1852

HOW THE FUND IS MANAGED

------------------------------------------------

INVESTMENT STRATEGY: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the municipal market. Ultimately, they seek the highest expected return with the least risk.


DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses of the Series" tables.

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                                                                              26

FUND DISTRIBUTIONS AND TAX ISSUES
-------------------------------------


Investors who buy shares of each Series should be aware of some important tax issues. For example, each Series distributes DIVIDENDS of net investment income monthly and CAPITAL GAINS, if any, at least annually to shareholders. Dividends generally will be exempt from federal income taxes. If, however, the Series invests in taxable obligations, it will pay dividends that are not exempt from federal income taxes. Dividends and distributions from each Series also may be subject to state and local income tax in the state where you live.


    Also, if you sell shares of the Series for a profit, you may have to pay capital gains taxes on the amount of your profit. The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.


DISTRIBUTIONS

Each Series distributes DIVIDENDS out of any net investment income, plus short-term capital gains, to shareholders, typically every month. For example, if the Series owns a City XYZ bond and the bond pays interest, the Series will pay out a portion of this interest as a dividend to its shareholders, assuming the Series' income is more than its costs and expenses. These dividends will generally be EXEMPT FROM FEDERAL INCOME TAXES, as long as 50% or more of the value of the Series' assets at the end of each quarter is invested in state, municipal and other obligations. This interest is excluded from gross income for federal income tax purposes. As we mentioned before, at least 80% of each Series' net assets will be invested in such obligations during normal market conditions. Dividends attributable to the taxable bonds held by the Series, market discount and to short-term capital gains, however, will be subject to federal, state and local income tax at ordinary income tax rates. Corporate shareholders are not eligible for the 70% dividends-received deduction on dividends paid by the Fund.

    Some shareholders may be subject to federal alternative minimum tax liability. Tax-exempt interest from certain bonds is treated as an item of tax preference, and may be attributed to shareholders. A portion of all tax-exempt interest is includable as an upward adjustment in determining a corporation's alternative minimum taxable income. These rules could make you liable for the alternative minimum tax (AMT).
-------------------------------------------------------------------
27  PRUDENTIAL MUNICIPAL BOND FUND                         [ICON] (800) 225-1852

FUND DISTRIBUTIONS AND TAX ISSUES

------------------------------------------------

    Each Series also distributes LONG-TERM CAPITAL GAINS to shareholders-- typically once a year. Long-term capital gains are generated when the Series sells assets that it held for more than 12 months for a profit. For an individual, the maximum long-term capital gains rate is 20%.


    For your convenience, distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the respective Series without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to taxes. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.


TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and long-term capital gains we distributed to you during the prior year.

    Fund distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in the fourth quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.


WITHHOLDING TAXES

If federal law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your taxable distributions and gross sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

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                                                                              28

FUND DISTRIBUTIONS AND TAX ISSUES

------------------------------------------------

IF YOU PURCHASE JUST BEFORE RECORD DATE


If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, if the distribution is taxable, the timing of your purchase does mean that part of your investment came back to you as taxable income.


IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of a Series for a profit, you have REALIZED A CAPITAL GAIN which is subject to tax. For individuals, the maximum capital gains tax rate is 20% for shares held for more than twelve months. If you sell shares of a Series for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

RECEIPTS FROM SALE  $        -->        +$  CAPITAL GAIN
                                            (taxes owed)

                                            OR

RECEIPTS FROM SALE  $        -->        -$  CAPITAL LOSS
                                            (offset against gain)

[GRAPH]

    If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). Under certain circumstances, if you acquire shares of a Series and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

    Exchanging your shares of a Series for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject
-------------------------------------------------------------------
29  PRUDENTIAL MUNICIPAL BOND FUND                         [ICON] (800) 225-1852

FUND DISTRIBUTIONS AND TAX ISSUES
------------------------------------------------

to the taxes described above.

    Any gain or loss you may have from selling or exchanging a Series' shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Series shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.


AUTOMATIC CONVERSION OF CLASS B SHARES

We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event." This opinion, however, is not binding on the Internal Revenue Service. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

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                                                                              30

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
-------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of a Series for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020

    To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of a Series, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into a Series) or suspend or modify a Series' sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C, and Class Z shares of a Series, although Class Z shares are available only to a limited group of investors.

    Multiple share classes let you choose a cost structure that meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.

    When choosing a share class, you should consider the following:

     --    The amount of your investment

     -- The length of time you expect to hold the shares and the impact of the varying distribution fees

     --    The different sales charges that apply to each share class--
           Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC
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31  PRUDENTIAL MUNICIPAL BOND FUND                         [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

     --    Whether you qualify for any reduction or waiver of sales charges

     -- The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase

     --    Whether you qualify to purchase Class Z shares.
    See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare each Series' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


----------------------------------------------------------------------------------------------
                                CLASS A           CLASS B            CLASS C           CLASS Z
----------------------------------------------------------------------------------------------
  Minimum purchase amount(1)    $1,000            $1,000             $2,500            None
  Minimum amount for            $100              $100               $100              None
   subsequent purchases(1)
  Maximum initial sales charge  3% of the public  None               1% of the public  None
                                offering price                       offering price
  Contingent Deferred Sales     None              If sold during:    1% on sales made  None
   Charge (CDSC)(2)                               Year 1      5%     within 18 months
                                                  Year 2      4%     of purchase
                                                  Year 3      3%
                                                  Year 4      2%
                                                  Year 5      1%
                                                  Year 6      1%
                                                  Year 7      0%
  Annual distribution and       .30 of 1%         .50 of 1%          1%                None
   service (12b-1) fees (shown  (.25 of 1%                           (.75 of 1%
   as a percentage of average   currently)                           currently)
   net assets)(3)



1 THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN CUSTODIAL ACCOUNTS FOR MINORS. THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS $50. FOR MORE INFORMATION, SEE "STEP 4: ADDITIONAL SHAREHOLDER SERVICES-- AUTOMATIC INVESTMENT PLAN."
2 FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS CALCULATED, SEE "HOW TO SELL YOUR SHARES--CONTINGENT DEFERRED SALES CHARGE (CDSC)."
3 THESE DISTRIBUTION AND SERVICE (12b-1) FEES ARE PAID FROM THE SERIES' ASSETS ON A CONTINUOUS BASIS. OVER TIME, THE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES. CLASS A SHARES MAY PAY A SERVICE FEE OF UP TO .25 OF 1%. CLASS B AND CLASS C SHARES WILL PAY A SERVICE FEE OF .25 OF 1%. THE DISTRIBUTION FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1% (INCLUDING UP TO .25 OF 1% AS A SERVICE FEE), IS .25 OF 1% FOR CLASS B SHARES AND IS .75 OF 1% FOR CLASS C SHARES. FOR THE FISCAL YEAR ENDING APRIL 30, 2001, THE DISTRIBUTOR OF THE FUND HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12b-1) FEES FOR CLASS A AND CLASS C SHARES TO .25 OF 1% AND .75 OF 1% OF THE AVERAGE DAILY NET ASSETS OF CLASS A AND CLASS C SHARES, RESPECTIVELY.

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                                                                              32

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE

The following describes the different ways investors can reduce or avoid paying Class A's sales charge.



INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.


---------------------------------------------------------------------------------------
                                     SALES CHARGE AS %   SALES CHARGE AS %       DEALER
        AMOUNT OF PURCHASE           OF OFFERING PRICE  OF AMOUNT INVESTED  REALLOWANCE
---------------------------------------------------------------------------------------
  Less than $99,000                              3.00%               3.09%        3.00%
  $100,000 to $249,999                           2.50%               2.56%        2.50%
  $250,000 to $499,999                           1.50%               1.52%        1.50%
  $500,000 to $999,999                           1.00%               1.01%        1.00%
  $1 million and above(1)                         None                None         None


1 IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A SHARES, UNLESS YOU QUALIFY TO BUY CLASS Z SHARES.

    To satisfy the purchase amounts above, you can:


     --    Invest with an eligible group of related investors


     -- Buy Class A shares of two or more Prudential mutual funds at the same time



     -- Use your RIGHTS OF ACCUMULATION, which allow you to combine the current value of Prudential mutual fund shares you already own (excluding money market fund shares other than those acquired through the exchange privilege) with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation)



     -- Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will invest a specific dollar amount in the Fund and other Prudential mutual funds within 13 months.



    The Distributor may reallow Class A's sales charge to dealers.


MUTUAL FUND PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and
-------------------------------------------------------------------
33  PRUDENTIAL MUNICIPAL BOND FUND                         [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

financial planners who have agreements with Prudential Investments Advisory Group relating to:

     -- Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services


     -- Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Other investors may pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the subadvisers of the Prudential mutual funds and registered representatives and employees of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information about reducing or eliminating
Class A's sales charge, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE

INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated (Prudential Securities) or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:

     --    Purchase your shares through an account at Prudential Securities
     -- Purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation
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                                                                              34

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

     --    Purchase your shares through another broker.


    This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify your broker, who may require any supporting documents it considers to be appropriate.

QUALIFYING FOR CLASS Z SHARES

MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     -- Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services

     -- Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:

     -- Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option
     -- Current and former Directors/Trustees of the Prudential mutual funds (including the Fund)
     --    Prudential, with an investment of $10 million or more.
    In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons
-------------------------------------------------------------------
35  PRUDENTIAL MUNICIPAL BOND FUND                         [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Series expenses.
    When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."
STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

The price you pay for each share of a Series is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of a Series (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers


-------------------------------------------------------------------
MUTUAL FUND SHARES
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds City ABC bonds in its portfolio and the price of City ABC bonds goes up, while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.
-------------------------------------------------------------------
-------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.

    We determine the NAV of our shares once each business day at 4:15 p.m., New York time, on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on most national holidays and Good Friday. We do not determine the NAV with respect to a Series on days when we have not received any orders to purchase, sell or exchange the Series' shares, or when changes in the value of the Series' portfolio do not materially affect the NAV.


WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?

For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.


STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:


AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, a Series pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

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37  PRUDENTIAL MUNICIPAL BOND FUND                         [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of a Series for as little as $50 by having the money automatically withdrawn from your bank or brokerage account at specified intervals.



THE PRUTECTOR PROGRAM. Optional group-term life insurance--which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. Eligible investors who apply for PruTector coverage after the initial 6-month enrollment period will need to provide satisfactory evidence of insurability. This insurance is subject to other restrictions and is not available in all states.



SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.


REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about your Series. To reduce the Series' expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.
HOW TO SELL YOUR SHARES
You can sell your shares of a Series for cash (in the form of a check) at any time, subject to certain restrictions.

    When you sell shares of the Series--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:15 p.m., New York time, to process the sale on that day. Otherwise, contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

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                                                                              38

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

    Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.


RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Securities and Exchange Commission, this may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."


    If you are selling more than $100,000 of shares, if you want the check payable or sent to someone or some place that is not in our records, or you are a business or a trust and if you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."



CONTINGENT DEFERRED SALES CHARGE (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

     -- Amounts representing shares you purchased with reinvested dividends and distributions


     -- Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares and 18 months for Class C shares


     -- Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares).
-------------------------------------------------------------------
39  PRUDENTIAL MUNICIPAL BOND FUND                         [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

    Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
    Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
    As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase. For both Class B and Class C shares, the CDSC is the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

    The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after purchase, excluding any time shares were held in a money market fund.


WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:


     -- After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy, provided the shares were purchased before the death or disability



     --    On certain sales effected through the Systematic Withdrawal Plan.



    For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Contingent Deferred Sales Charge--Waiver of Contingent Deferred Sales Charge--Class B Shares."

-------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action.

90-DAY REPURCHASE PRIVILEGE

After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Series without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."


HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of a Series for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange
Class A shares of a Series for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.

-------------------------------------------------------------------
41  PRUDENTIAL MUNICIPAL BOND FUND                         [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

    If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101



    There is no sales charge for exchanges. If, however, you exchange--and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.

    Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."
    If you own Class B or Class C shares and qualify to purchase Class A shares without paying an initial sales charge, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

FREQUENT TRADING
Frequent trading of a Series' shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Series' investments. When market timing occurs, the Series may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, market timing can also make
-------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

it difficult to use long-term investment strategies because we cannot predict how much cash the Series will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, each Series reserves the right to refuse purchase orders and exchanges into the Series by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume and frequency of trading. The Series may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Series allows a market timer to trade Series shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.



TELEPHONE REDEMPTIONS OR EXCHANGES


You may redeem or exchange your shares in any amount by calling the Fund at
(800) 225-1852 before 4:15 p.m., New York time. You will receive a redemption amount based on that day's NAV.


    The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.


    In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail.


    The telephone redemption and exchange privileges may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

-------------------------------------------------------------------
43  PRUDENTIAL MUNICIPAL BOND FUND                         [ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
-------------------------------------

The financial highlights will help you evaluate the financial performance of each Series. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Series, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

    Review each chart with the financial statements and the report of independent accountants, which appear in the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.

-------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------

INSURED SERIES: CLASS A SHARES

The financial highlights for the four years ended April 30, 2000, were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the year ended April 30, 1996, were audited by other independent auditors, whose reports were unqualified.


 CLASS A SHARES (FISCAL YEARS ENDED 4-30)


----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE      2000           1999           1998           1997           1996
----------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF
  YEAR                                  $11.18         $11.05         $10.90         $10.94         $10.83
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income                  .51(4)            .53         .53(2)         .55(2)         .58(2)
 Net realized and unrealized
  gain on investment
  transactions                            (.78)           .23            .40            .08            .11
 TOTAL FROM INVESTMENT
  OPERATIONS                               .27            .76            .93            .63            .69
----------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS
 Dividends from net investment
  income                                  (.51)          (.53)          (.53)          (.55)          (.58)
 Distributions in excess of net
  investment income                         --           (.01)         --(3)           (.01)            --
 Distributions from capital
  gains                                     --           (.09)          (.25)          (.11)            --
 TOTAL DISTRIBUTIONS                      (.51)          (.63)          (.78)          (.67)          (.58)
 NET ASSET VALUE, END OF YEAR           $10.40         $11.18         $11.05         $10.90         $10.94
 TOTAL RETURN(1)                         (2.38)%         6.88%         8.67%          5.74%          6.47%
----------------------------
----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA            2000           1999           1998           1997           1996
----------------------------------------------------------------------------------------------------------
-------------------------------
 NET ASSETS, END OF YEAR (000)        $238,690       $251,300       $224,409       $208,411       $139,548
 AVERAGE NET ASSETS (000)             $243,756       $240,652       $222,115       $187,371       $102,456
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including
  distribution and service
  (12b-1) fees                         .88%(4)          0.75%       0.69%(2)       0.68%(2)       0.68%(2)
 Expenses, excluding
  distribution and service
  (12b-1) fees                         .63%(4)          0.60%       0.59%(2)       0.58%(2)       0.58%(2)
 Net investment income                4.78%(4)          4.61%       4.75%(2)       4.95%(2)       5.20%(2)
 Portfolio turnover                        26%            15%            85%           110%            68%
----------------------------



1 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH YEAR REPORTED.
2    NET OF MANAGEMENT FEE WAIVER.
3    LESS THAN $.005 PER SHARE.
4    NET OF DISTRIBUTION AND SERVICE (12B-1) FEE WAIVER.

-------------------------------------------------------------------
45  PRUDENTIAL MUNICIPAL BOND FUND                         [ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

INSURED SERIES: CLASS B SHARES

The financial highlights for the four years ended April 30, 2000, were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the year ended April 30, 1996, were audited by other independent auditors, whose reports were unqualified.


 CLASS B SHARES (FISCAL YEARS ENDED 4-30)


----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE      2000           1999           1998           1997           1996
----------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF
  YEAR                                  $11.19         $11.06         $10.91         $10.95         $10.84
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income                     .48            .48         .49(2)         .50(2)         .54(2)
 Net realized and unrealized
  gain on investment
  transactions                            (.78)           .23            .40            .08            .11
 TOTAL FROM INVESTMENT
  OPERATIONS                              (.30)           .71            .89            .58            .65
----------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS
 Dividends from net investment
  income                                  (.48)          (.48)          (.49)          (.50)          (.54)
 Distributions in excess of net
  investment income                         --           (.01)         --(3)           (.01)            --
 Distributions from capital
  gains                                     --           (.09)          (.25)          (.11)            --
 TOTAL DISTRIBUTIONS                      (.48)          (.58)          (.74)          (.62)          (.54)
 NET ASSET VALUE, END OF YEAR           $10.41         $11.19         $11.06         $10.91         $10.95
 TOTAL RETURN(1)                         (2.62)%         6.50%         8.23%          5.32%          6.04%
----------------------------
----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA            2000           1999           1998           1997           1996
----------------------------------------------------------------------------------------------------------
-------------------------------
 NET ASSETS, END OF YEAR (000)         $91,989       $175,520       $236,370       $298,005       $443,391
 AVERAGE NET ASSETS (000)             $131,052       $208,775       $270,553       $365,891       $524,452
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including
  distribution and service
  (12b-1) fees                           1.13%          1.10%       1.09%(2)       1.08%(2)       1.08%(2)
 Expenses, excluding
  distribution and service
  (12b-1) fees                            .63%          0.60%       0.59%(2)       0.58%(2)       0.58%(2)
 Net investment income                   4.51%          4.25%       4.35%(2)       4.54%(2)       4.80%(2)
 Portfolio turnover                        26%            15%            85%           110%            68%
----------------------------



1 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH YEAR REPORTED.
2    NET OF MANAGEMENT FEE WAIVER.
3    LESS THAN $.005 PER SHARE.

-------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------

INSURED SERIES: CLASS C SHARES

The financial highlights for the four years ended April 30, 2000, were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the year ended April 30, 1996, were audited by other independent auditors, whose reports were unqualified.


 CLASS C SHARES (FISCAL YEARS ENDED 4-30)


------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE     2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF
  YEAR                                $11.19       $11.06       $10.91       $10.95       $10.84
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income                .46(4)          .45       .46(2)       .48(2)       .51(2)
 Net realized and unrealized
  gain on investment
  transactions                          (.78)         .23          .40          .08          .11
 TOTAL FROM INVESTMENT
  OPERATIONS                            (.32)         .68          .86          .56          .62
------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                (.46)        (.45)        (.46)        (.48)        (.51)
 Distributions in excess of net
  investment income                       --         (.01)       --(3)         (.01)          --
 Distributions from capital
  gains                                   --         (.09)        (.25)        (.11)          --
 TOTAL DISTRIBUTIONS                    (.46)        (.55)        (.71)        (.60)        (.51)
 NET ASSET VALUE, END OF YEAR         $10.41       $11.19       $11.06       $10.91       $10.95
 TOTAL RETURN(1)                       (2.86)%       6.24%       7.96%        5.06%        5.78%
----------------------------
------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA           2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
-------------------------------
 NET ASSETS, END OF YEAR (000)        $2,949       $2,708       $1,509         $888       $1,137
 AVERAGE NET ASSETS (000)             $2.988       $1,856       $1,142         $973         $827
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including
  distribution and
  service (12b-1) fees              1.38%(4)        1.35%     1.34%(2)     1.33%(2)     1.33%(2)
 Expenses, excluding
  distribution and
  service (12b-1) fees               .63%(4)        0.60%     0.59%(2)     0.58%(2)     0.58%(2)
 Net investment income              4.29%(4)        4.03%     4.11%(2)     4.29%(2)     4.56%(2)
 Portfolio turnover                      26%          15%          85%         110%          68%
----------------------------



1 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH YEAR REPORTED.
2    NET OF MANAGEMENT FEE WAIVER.
3    LESS THAN $.005 PER SHARE.
4    NET OF DISTRIBUTION AND SERVICE (12B-1) FEE WAIVER.

-------------------------------------------------------------------
47  PRUDENTIAL MUNICIPAL BOND FUND                         [ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

INSURED SERIES: CLASS Z SHARES

The financial highlights for the three years ended April 30, 2000, and for the period from September 16, 1996, through April 30, 1997, were audited by PricewaterhouseCoopers LLP, independent accountants, whose reports were unqualified.


 CLASS Z SHARES (FISCAL YEARS ENDED 4-30)


---------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE     2000            1999            1998              1997(1)
---------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF
  PERIOD                              $11.18          $11.05          $10.91             $11.05
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income                   .54             .54             .54(3)             .36(3)
 Net realized and unrealized
  gain (loss) on investment
  transactions                          (.78)            .23             .39               (.02)
 TOTAL FROM INVESTMENT
  OPERATIONS                            (.24)            .77             .93                .34
---------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                (.54)           (.54)           (.54)              (.36)
 Distributions in excess of net
  investment income                       --            (.01)             --(5)            (.01)
 Distributions from capital
  gains                                   --            (.09)           (.25)              (.11)
 TOTAL DISTRIBUTIONS                    (.54)           (.64)           (.79)              (.48)
 NET ASSET VALUE, END OF PERIOD       $10.40          $11.18          $11.05             $10.91
 TOTAL RETURN(2)                       (2.13)%         7.04%           8.68%              2.86%
------------------------------
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA            2000            1999            1998               1997
---------------------------------------------------------------------------------------------------
-------------------------------
 NET ASSETS, END OF PERIOD
  (000)                               $1,429          $4,312            $418                $15
 AVERAGE NET ASSETS (000)             $1,960          $3,523            $173                $10
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including
  distribution and
  service (12b-1) fees                  .63%            .60%           0.60%(3)           0.58%(3),(4)
 Expenses, excluding
  distribution and
  service (12b-1) fees                  .63%            .60%           0.60%(3)           0.58%(3),(4)
 Net investment income                 4.94%           4.77%           4.92%(3)           4.18%(3),(4)
 Portfolio turnover                      26%             15%             85%               110%
------------------------------



1 INFORMATION SHOWN IS FOR THE PERIOD FROM SEPTEMBER 16, 1996 (WHEN CLASS Z SHARES WERE FIRST OFFERED) THROUGH APRIL 30, 1997.
2 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURNS FOR PERIODS OF LESS THAN A FULL YEAR ARE NOT ANNUALIZED.
3    NET OF MANAGEMENT FEE WAIVER.
4    ANNUALIZED.
5    LESS THAN $.005 PER SHARE.

-------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------

HIGH INCOME SERIES: CLASS A SHARES

The financial highlights for the four years ended April 30, 2000, were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the year ended April 30, 1996, were audited by other independent auditors, whose reports were unqualified.


 CLASS A SHARES (FISCAL YEARS ENDED 4-30)


----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE      2000           1999           1998           1997           1996
----------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF
  YEAR                                  $11.21         $11.31         $10.84         $10.70         $10.72
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income                  .63(3)         .63(2)         .67(2)         .70(2)         .72(2)
 Net realized and unrealized
  gain (loss) on investment
  transactions                            (.99)          (.10)           .47            .14           (.02)
 TOTAL FROM INVESTMENT
  OPERATIONS                              (.36)           .53           1.14            .84            .70
----------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                  (.63)          (.63)          (.67)          (.70)          (.72)
 NET ASSET VALUE, END OF YEAR           $10.22         $11.21         $11.31         $10.84         $10.70
 TOTAL RETURN(1)                         (3.31)%         4.96%        10.80%          8.03%          6.55%
----------------------------
----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA            2000           1999           1998           1997           1996
----------------------------------------------------------------------------------------------------------
-------------------------------
 NET ASSETS, END OF YEAR (000)        $503,874       $514,952       $421,504       $334,062       $223,073
 AVERAGE NET ASSETS (000)             $506,888       $474,901       $381,735       $294,940       $162,329
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including
  distribution and service
  (12b-1) fees                         .82%(3)       0.66%(2)       0.62%(2)       0.64%(2)       0.64%(2)
 Expenses, excluding
  distribution and service
  (12b-1) fees                         .57%(3)       0.51%(2)       0.52%(2)       0.54%(2)       0.54%(2)
 Net investment income                5.86%(3)       5.73%(2)       6.03%(2)       6.44%(2)       6.58%(2)
 Portfolio turnover                        27%            16%            13%            26%            35%
----------------------------



1 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH YEAR REPORTED.
2    NET OF MANAGEMENT FEE WAIVER.
3    NET OF DISTRIBUTION AND SERVICE (12B-1) FEE WAIVER.

-------------------------------------------------------------------
49  PRUDENTIAL MUNICIPAL BOND FUND                         [ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

HIGH INCOME SERIES: CLASS B SHARES

The financial highlights for the four years ended April 30, 2000, were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the year ended April 30, 1996, were audited by other independent auditors, whose reports were unqualified.


 CLASS B SHARES (FISCAL YEARS ENDED 4-30)


--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE          2000           1999           1998           1997           1996
--------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR         $11.21         $11.31         $10.84         $10.69         $10.72
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                         .60         .59(2)         .63(2)         .66(2)         .68(2)
 Net realized and unrealized gain
  (loss) on investment transactions           (.99)          (.10)           .47            .15           (.03)
 TOTAL FROM INVESTMENT OPERATIONS             (.39)           .49           1.10            .81            .65
--------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                      (.60)          (.59)          (.63)          (.66)          (.68)
 NET ASSET VALUE, END OF YEAR               $10.22         $11.21         $11.31         $10.84         $10.69
 TOTAL RETURN(1)                             (3.55)%         4.59%        10.36%          7.71%          6.12%
-----------------------------------
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                 2000           1999           1998           1997           1996
--------------------------------------------------------------------------------------------------------------
-----------------------------------
 NET ASSETS, END OF YEAR (000)            $457,841       $649,706       $669,223       $665,525       $799,048
 AVERAGE NET ASSETS (000)                 $559,879       $666,885       $669,132       $725,305       $900,115
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  and service (12b-1) fees                   1.07%       1.01%(2)       1.02%(2)       1.04%(2)       1.04%(2)
 Expenses, excluding distribution
  and service (12b-1) fees                    .57%        .51%(2)       0.52%(2)       0.54%(2)       0.54%(2)
 Net investment income                       5.59%       5.38%(2)       5.63%(2)       6.05%(2)       6.19%(2)
 Portfolio turnover                            27%            16%            13%            26%            35%
-----------------------------------



1 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH YEAR REPORTED.
2    NET OF MANAGEMENT FEE WAIVER.

-------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------

HIGH INCOME SERIES: CLASS C SHARES

The financial highlights for the four years ended April 30, 2000, were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the year ended April 30, 1996, were audited by other independent auditors, whose reports were unqualified.


 CLASS C SHARES (FISCAL YEARS ENDED 4-30)


--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE          2000           1999           1998           1997           1996
--------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR         $11.21         $11.31         $10.84         $10.69         $10.72
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                      .57(3)         .57(2)         .61(2)         .63(2)         .65(2)
 Net realized and unrealized gain
  (loss) on investment transactions           (.99)          (.10)           .47            .15           (.03)
 TOTAL FROM INVESTMENT OPERATIONS             (.42)           .47           1.08            .78            .62
--------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                      (.57)          (.57)          (.61)          (.63)          (.65)
 NET ASSET VALUE, END OF YEAR               $10.22         $11.21         $11.31         $10.84         $10.69
 TOTAL RETURN(1)                             (3.79)%         4.33%        10.09%          7.44%          5.86%
---------------------------------
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                 2000           1999           1998           1997           1996
--------------------------------------------------------------------------------------------------------------
-----------------------------------
 NET ASSETS, END OF YEAR (000)             $30,061        $32,939        $20,554         $9,563         $6,471
 AVERAGE NET ASSETS (000)                  $32,762        $26,114        $14,932         $8,060         $5,608
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  and service (12b-1) fees                1.32%(3)       1.26%(2)       1.27%(2)       1.29%(2)       1.29%(2)
 Expenses, excluding distribution
  and service (12b-1) fees                 .57%(3)        .51%(2)       0.52%(2)       0.54%(2)       0.54%(2)
 Net investment income                    5.36%(3)       5.15%(2)       5.39%(2)       5.80%(2)       5.93%(2)
 Portfolio turnover                            27%            16%            13%            26%            35%
---------------------------------



1 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH YEAR REPORTED.
2    NET OF MANAGEMENT FEE WAIVER.
3    NET OF DISTRIBUTION AND SERVICE (12B-1) FEE WAIVER.

-------------------------------------------------------------------
51  PRUDENTIAL MUNICIPAL BOND FUND                         [ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

HIGH INCOME SERIES: CLASS Z SHARES

The financial highlights for the three years ended April 30, 2000, and for the period from September 16, 1996, through April 30, 1997, were audited by PricewaterhouseCoopers LLP, independent accountants, whose reports were unqualifed.


 CLASS Z SHARES (FISCAL YEARS ENDED 4-30)


---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE    2000         1999         1998        1997(1)
---------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF
  PERIOD                           $11.20       $11.30       $10.83        $10.79
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income                .65          .65(3)       .68(3)        .45(3)
 Net realized and unrealized
  gain (loss) on investment
  transactions                       (.99)        (.10)         .47           .04
 TOTAL FROM INVESTMENT
  OPERATIONS                         (.34)         .55         1.15           .49
---------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                             (.65)        (.65)        (.68)         (.45)
 NET ASSET VALUE, END OF PERIOD    $10.21       $11.20       $11.30        $10.83
 TOTAL RETURN(2)                    (3.07)%      5.11%       10.91%         4.36%
------------------------------
---------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA          2000         1999         1998          1997
---------------------------------------------------------------------------------
-------------------------------
 NET ASSETS, END OF PERIOD
  (000)                            $7,802      $13,839       $9,919        $2,719
 AVERAGE NET ASSETS (000)         $10,493      $13,648       $6,064          $704
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including
  distribution and
  service (12b-1) fees               .57%         .51%(3)     0.52%(3)      0.54%(3),(4)
 Expenses, excluding
  distribution and
  service (12b-1) fees               .57%         .51%(3)     0.52%(3)      0.54%(3),(4)
 Net investment income              6.07%        5.89%(3)     6.14%(3)      6.55%(3),(4)
 Portfolio turnover                   27%          16%          13%           26%
---------------------------------------------------------------------------------



1 INFORMATION SHOWN IS FOR THE PERIOD FROM SEPTEMBER 16, 1996 (WHEN CLASS Z SHARES WERE FIRST OFFERED) THROUGH APRIL 30, 1997.
2 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURNS FOR PERIODS OF LESS THAN A FULL YEAR ARE NOT ANNUALIZED.
3    NET OF MANAGEMENT FEE WAIVER.
4    ANNUALIZED.

-------------------------------------------------------------------

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For more information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS

PRUDENTIAL EMERGING GROWTH FUND, INC.

PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL EQUITY INCOME FUND
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL SMALL-CAP INDEX FUND
  PRUDENTIAL STOCK INDEX FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

  PRUDENTIAL JENNISON EQUITY OPPORTUNITY FUND


  PRUDENTIAL JENNISON GROWTH FUND

PRUDENTIAL MID-CAP VALUE FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SECTOR FUNDS, INC.
  PRUDENTIAL FINANCIAL SERVICES FUND
  PRUDENTIAL HEALTH SERVICES FUND
  PRUDENTIAL TECHNOLOGY FUND
  PRUDENTIAL UTILITY FUND

PRUDENTIAL SMALL COMPANY FUND, INC.


PRUDENTIAL TAX MANAGED FUNDS


  PRUDENTIAL TAX-MANAGED EQUITY FUND


PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.

PRUDENTIAL 20/20 FOCUS FUND
NICHOLAS-APPLEGATE FUND, INC.
  NICHOLAS-APPLEGATE GROWTH EQUITY FUND

TARGET FUNDS


  LARGE CAPITALIZATION GROWTH FUND


  LARGE CAPITALIZATION VALUE FUND


  SMALL CAPITALIZATION GROWTH FUND


  SMALL CAPITALIZATION VALUE FUND

ASSET ALLOCATION/BALANCED FUNDS
PRUDENTIAL BALANCED FUND
PRUDENTIAL DIVERSIFIED FUNDS
  CONSERVATIVE GROWTH FUND
  MODERATE GROWTH FUND
  HIGH GROWTH FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL ACTIVE BALANCED FUND
GLOBAL FUNDS
GLOBAL STOCK FUNDS
PRUDENTIAL DEVELOPING MARKETS FUND
  PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
  PRUDENTIAL LATIN AMERICA EQUITY FUND
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL GLOBAL GENESIS FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL EUROPE INDEX FUND
  PRUDENTIAL PACIFIC INDEX FUND
PRUDENTIAL NATURAL RESOURCES FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.

  PRUDENTIAL GLOBAL GROWTH FUND


  PRUDENTIAL INTERNATIONAL VALUE FUND


  PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND

GLOBAL UTILITY FUND, INC.

TARGET FUNDS


  INTERNATIONAL EQUITY FUND


GLOBAL BOND FUNDS

PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.


PRUDENTIAL INTERNATIONAL BOND FUND, INC.


-------------------------------------------------------------------
53  PRUDENTIAL MUNICIPAL BOND FUND                         [ICON] (800) 225-1852

-------------------------------------

BOND FUNDS
TAXABLE BOND FUNDS

PRUDENTIAL GOVERNMENT INCOME FUND, INC.

PRUDENTIAL GOVERNMENT SECURITIES TRUST
  SHORT-INTERMEDIATE TERM SERIES
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL BOND MARKET INDEX FUND

PRUDENTIAL SHORT-TERM CORPORATE BOND FUND, INC.

  INCOME PORTFOLIO

PRUDENTIAL TOTAL RETURN BOND FUND, INC.


TARGET FUNDS


  TOTAL RETURN BOND FUND


TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA SERIES
  CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
  HIGH INCOME SERIES
  INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  FLORIDA SERIES
  MASSACHUSETTS SERIES
  NEW JERSEY SERIES
  NEW YORK SERIES
  NORTH CAROLINA SERIES
  OHIO SERIES
  PENNSYLVANIA SERIES
PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
  LIQUID ASSETS FUND
  NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  MONEY MARKET SERIES
  U.S. TREASURY MONEY MARKET SERIES
PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
  MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.

TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  CONNECTICUT MONEY MARKET SERIES
  MASSACHUSETTS MONEY MARKET SERIES
  NEW JERSEY MONEY MARKET SERIES
  NEW YORK MONEY MARKET SERIES


COMMAND FUNDS


COMMAND MONEY FUND


COMMAND GOVERNMENT FUND


COMMAND TAX-FREE FUND


INSTITUTIONAL MONEY MARKET FUNDS
PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
  INSTITUTIONAL MONEY MARKET SERIES

-------------------------------------------------------------------

                                     Notes
-------------------------------------------------------------------
55  PRUDENTIAL MUNICIPAL BOND FUND                         [ICON] (800) 225-1852

                                     Notes

-------------------------------------------------------------------

APPENDIX A
-------------------------------------

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS
Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.
A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.
Baa: Bonds that are rated Baa are considered as medium grade obligations I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B: Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.
-------------------------------------------------------------------
A-1  PRUDENTIAL MUNICIPAL BOND FUND                        [ICON] (800) 225-1852

APPENDIX A
------------------------------------------------

Bonds rated within the Aa, A, Baa, Ba and B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.
Caa: Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca: Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C: Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM DEBT RATINGS
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.
P-1: Issuers rated "Prime-1" or "P-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.
P-2: Issuers rated "Prime-2" or "P-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

P-3: Issuers rated "Prime-3" or "P-3" (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.


SHORT-TERM RATINGS
Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.
MIG 1: Loans bearing the designation MIG 1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.
MIG 2: Loans bearing the designation MIG 2 are of high quality. Margins of protection are ample although not so large as in the preceding group.
MIG 3: Loans bearing the designation MIG 3 are of favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades.
-------------------------------------------------------------------

APPENDIX A
------------------------------------------------

MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD & POOR'S RATINGS GROUP

DEBT RATINGS
AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB, B, CCC, CC AND C: Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.
D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

COMMERCIAL PAPER RATINGS
S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.
A-1: The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely
-------------------------------------------------------------------
A-3  PRUDENTIAL MUNICIPAL BOND FUND                        [ICON] (800) 225-1852

APPENDIX A
------------------------------------------------

strong safety characteristics are denoted with a plus sign (+) designation. A-2: Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
A-3: Issues with the A-3 designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MUNICIPAL NOTES
A municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. Municipal notes are rated SP-1, SP-2 or SP-3. The designation SP-1 indicates a very strong capacity to pay principal and interest. Those issues determined to possess extremely strong characteristics are given a plus (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest. An SP-3 designation indicates speculative capacity to pay principal and interest.
-------------------------------------------------------------------

FOR MORE INFORMATION


Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact


PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098
PHILADELPHIA, PA 19101
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)


Outside brokers should contact


PRUDENTIAL INVESTMENT MANAGEMENT
SERVICES LLC
P.O. BOX 8310
PHILADELPHIA, PA 19101
(800) 778-8769


Visit Prudential's website at

http://www.prudential.com

Additional information about the Fund can be obtained without charge and can be found in the following documents

STATEMENT OF ADDITIONAL INFORMATION (SAI)
 (incorporated by reference into this prospectus)
ANNUAL REPORT
 (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance)
SEMI-ANNUAL REPORT


You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows


BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102


BY ELECTRONIC REQUEST


publicinfo@sec.gov
 (The SEC charges a fee to copy documents.)


IN PERSON


Public Reference Room in Washington, DC
 (For hours of operation, call
 1-202-942-8090)


VIA THE INTERNET
http://www.sec.gov



CUSIP Numbers              NASDAQ Symbols

Insured Series

Class A Shares--74435L-30-1      PMIAX


Class B Shares--74435L-40-0      PMINX


Class C Shares--74435L-80-6      PMICX


Class Z Shares--74435L-86-3      PMIZX

High Income Series

Class A Shares--74435L-10-3      PRHAX


Class B Shares--74435L-20-2      PMHYX


Class C Shares--74435L-70-7      PHICX


Class Z Shares--74435L-87-1      PHIZX

Investment Company Act File No. 811-4930

 MF133A
[RECYCLED LOGO]
 Printed on Recycled Paper

                         PRUDENTIAL MUNICIPAL BOND FUND


                      Statement of Additional Information
                              dated June 30, 2000



    Prudential Municipal Bond Fund (the Fund) is an open-end, diversified, management investment company, or mutual fund, consisting of two separate portfolios--the High Income Series and the Insured Series. The investment objectives of the Series are as follows: (i) the objective of the High Income Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes and (ii) the objective of the Insured Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes consistent with the preservation of capital. Although each Series will seek income that is eligible for exclusion from federal income taxes, a portion of the dividends and distributions paid by each Series (and, in particular, the High Income Series) may be treated as a preference item for purposes of the alternative minimum tax. Each Series seeks to achieve its objective through the separate investment policies described under "Description of the Fund, Its Investments and Risks." There can be no assurance that a Series' investment objective will be achieved.


    The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus dated June 30, 2000, a copy of which may be obtained from the Fund upon request.


                               TABLE OF CONTENTS


                                                         PAGE
                                                         ----
Fund History.........................................    B-2
Description of the Fund, Its Investments and Risks...    B-2
Investment Restrictions..............................    B-18
Management of the Fund...............................    B-19
Control Persons and Principal Holders of
  Securities.........................................    B-22
Investment Advisory and Other Services...............    B-23
Brokerage Allocation and Other Practices.............    B-27
Capital Shares, Other Securities and Organization....    B-29
Purchase, Redemption and Pricing of Fund Shares......    B-29
Shareholder Investment Account.......................    B-37
Net Asset Value......................................    B-41
Taxes, Dividends and Distributions...................    B-41
Performance Information..............................    B-45
Financial Statements.................................    B-50
Report of Independent Accountants....................    B-111
Appendix I -- General Investment Information.........    I-1
Appendix II -- Historical Performance Data...........    II-1


MF133B

                                  FUND HISTORY


    The Fund was organized in Massachusetts on November 3, 1986. On May 3, 1995, the Trustees approved a change in the name of the Modified Term Series to the Intermediate Series, effective June 29, 1995. On June 23, 1998, the Trustees approved a change in the name of the High Yield Series to the High Income Series, effective July 1, 1998. On January 22, 1999, shareholders of Intermediate Series received shares of Prudential National Municipals Fund, Inc. pursuant to an Agreement and Plan of Reorganization, approved by shareholders at a Special Meeting of Shareholders of Intermediate Series held on January 14, 1999, under which the assets of Intermediate Series were transferred to the Prudential National Municipals Fund, Inc. in exchange for shares of Prudential National Municipals Fund, Inc. and Prudential National Municipals Fund, Inc. assumed the liabilities, if any, of Intermediate Series. Shares of Intermediate Series are no longer offered pursuant to the Fund's Prospectus.


               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS


    (a) CLASSIFICATION. The Fund is a diversified, open-end management investment company.


    (b) AND (c) INVESTMENT STRATEGIES, POLICIES AND RISKS. The investment objectives of the Series are as follows: (i) the objective of the High Income Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes and (ii) the objective of the Insured Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes consistent with the preservation of capital. There can be no assurance that either Series will achieve its objective. Although each Series will seek income that is eligible for exclusion from federal income taxes, a portion of the dividends and distributions paid by each Series (and, in particular, the High Income Series) may be treated as a preference item for purposes of the alternative minimum tax. See "Fund Distributions and Tax Issues" in the Prospectus.

    Each Series will seek to achieve its investment objective by investing in a diversified portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is eligible for exclusion from federal income taxation (municipal obligations or municipal securities). From time to time, a Series may own the majority of a municipal obligation. Such majority-owned holdings may present additional market and credit risks.


    While the principal investment policies and strategies for seeking to achieve each Series' objective are described in the Series' Prospectus, a Series may from time to time also use the securities, instruments, policies and principal and non-principal strategies described below in seeking to achieve its objective.


GENERAL

    The Prudential Investment Corporation (PIC), doing business as Prudential Investments (PI, the Subadviser or the investment adviser), maintains a fixed-income research group which provides credit analysis and research on fixed-income securities. The portfolio manager consults routinely with the research group in managing the Fund's portfolios. The fixed-income research group, which currently maintains a staff of credit analysts, reviews on an ongoing basis issuers of fixed-income obligations, including prospective purchases and portfolio holdings of the Series. Credit analysts have broad access to research and financial reports, data retrieval services and industry analysts. They review financial and operating statements supplied by state and local governments and other issuers of municipal securities to evaluate revenue projections and the financial soundness of municipal issuers. They study the impact of economic and political developments on state and local governments, evaluate industry sectors and meet periodically with public officials and other representatives of state and local governments and other tax-exempt issuers to discuss such matters as budget projections, debt policy, the strength of the regional economy and, in the case of revenue bonds, the demand for facilities. They also make site inspections to review specific projects and to evaluate the progress of construction or the operation of a facility.

    Each Series may invest in municipal securities which are not rated if, based upon a credit analysis by the Subadviser, the Subadviser believes that the securities are of comparable quality to other municipal securities that the Series may purchase. A description of the ratings is set forth under the heading "Description of Security Ratings" in the Fund's Prospectus. The ratings of Moody's and S&P represent the respective opinions of those firms of the quality of the securities each undertakes to rate. The ratings are general and are not absolute standards of quality. In determining the suitability for investment in a particular unrated security, the Subadviser will take into consideration asset and debt service coverage, the purpose of the financing, the history of the issuer, the existence of other rated securities of the issuer, any credit enhancement by virtue of a letter of credit or other financial guaranty deemed suitable by the investment adviser and other factors as may be relevant, including comparability to other issuers.

    After its purchase by a Series of the Fund, an issue of municipal bonds or notes may cease to be rated or its rating(s) may be reduced. Neither event requires the elimination of that obligation from the portfolio of the Series, but each event will be a factor in determining whether the Series should continue to hold that issue in its portfolio.

    Each Series will attempt to invest substantially all of its net assets in municipal securities. Under normal market conditions, each Series anticipates that its assets will be invested so that at least 80% of its net assets will be invested in municipal securities. Each Series will continuously monitor its portfolio to ensure that the asset investment test is met at all times, except for temporary defensive positions during abnormal market conditions.

    A Series may invest its assets from time to time on a temporary basis in debt securities, the interest on which is subject to federal, state or local income tax: (i) pending the investment or reinvestment in municipal securities of the proceeds from the sale of shares of the Series or sales of portfolio securities, (ii) in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors, or (iii) where market conditions due to rising interest rates or other adverse factors warrant temporary investing. Investments in taxable securities may include: obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated in the two highest grades by either Moody's or S&P (A-1 and A-2, or P-1 and P-2, respectively), except that the Insured Series may invest only in commercial paper rated A-1 or P-1; certificates of deposit and bankers' acceptances; other debt securities rated within the three highest grades by either Moody's or S&P or, if unrated, judged by the Subadviser to possess comparable creditworthiness; and repurchase agreements with respect to any of the foregoing investments. Each Series does not intend to invest more than 5% of its assets in any one category of the foregoing taxable securities. A Series may also hold its assets in other cash equivalents or in cash.


    U.S. Government securities are instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government guarantees do not extend to the yield or value of the securities or the Fund's shares. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.


    The Fund, as well as each Series of the Fund, is classified as diversified under the Investment Company Act of 1940, as amended (the Investment Company
Act). This means that with respect to 75% of the assets of a Series, (i) the Series may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations) and (ii) the Series may not own more than 10% of the outstanding voting securities of any one issuer. For purposes of diversification and concentration under the Investment Company Act, the identification of the issuer of the municipal obligation depends upon the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, the subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If, in either case, the creating government or another entity guarantees an obligation, the guaranty may be regarded as a separate security and treated as an issue of the guarantor.


    Each Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided: (i) the escrowed securities are "government securities" as defined in the Investment Company Act, (ii) the escrowed securities are irrevocably pledged only to payment of debt service on the refunded bonds, except to the extent there are amounts in excess of funds necessary for such debt service, (iii) principal and interest on the escrowed securities will be sufficient to satisfy all scheduled principal, interest and any premiums on the refunded bonds and a verification report prepared by a party acceptable to a nationally recognized statistical rating agency, or counsel to the holders of the refunded bonds, so verifies,
(iv) the escrow agreement provides that the issuer of the refunded bonds grants and assigns to the escrow agent, for the equal and ratable benefit of the holders of the refunded bonds, an express first lien on, pledge of and perfected security interest in the escrowed securities and the interest income thereon,
(v) the escrow agent had no lien of any type with respect to the escrowed securities for payment of its fees or expenses except to the extent there are excess securities, as described in (ii) above.


    Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which a Series may own so long as, with respect to 75% of its assets, it does not invest more than 5% of its total assets in the securities of that issuer (except obligations issued or guaranteed by the U.S. Government). As for the other 25% of the assets of a Series not subject to the limitation described above, there is no minimum limitation as to the number of issuers in whose securities these assets may be invested.


    The Fund expects that normally a Series will not invest 25% or more of its total assets in any one industry.

    A portion of the dividends and distributions paid on the shares of each Series of the Fund may be treated as a preference item for purposes of the alternate minimum tax for individuals and corporations. Such treatment may cause certain investors, depending upon other aspects of their individual tax situation, to incur some federal income tax liability. In addition, corporations are subject to an alternative minimum tax which treats as a tax preference item 75% of a corporation's adjusted current earnings. A corporation's adjusted current earnings would include interest paid on municipal obligations and dividends paid on shares of the Fund. See "Taxes, Dividends and Distributions."

    From time to time, proposals have been introduced to limit the use, or tax and other advantages, of municipal securities which, if enacted, could adversely affect each Series' NAV and investment practices. Such proposals could also adversely affect the secondary market for high yield municipal securities, the financial condition of issuers of these securities and the value of outstanding high yield municipal securities. Reevaluation of each Series' investment objective and structure might be necessary in the future due to market conditions which may result from future changes in state or federal law.

    Unlike many issues of common and preferred stock and corporate bonds which are traded between brokers acting as agents for their customers on securities exchanges, municipal obligations are customarily purchased from or sold to dealers who are selling or buying for their own account. Most municipal obligations are not required to be registered with or qualified for sale by federal or state securities regulators. Since there are large numbers of municipal obligation issues of many different issuers, most issues do not trade on any single day. On the other hand, most issues are always marketable, since a major dealer will normally, on request, bid for any issue, other than obscure ones. Regional municipal securities dealers are frequently more willing to bid on issues of municipalities in their geographic area.

    Although almost all municipal obligations are marketable, the structure of the market introduces its own element of risk; a seller may find, on occasion, that dealers are unwilling to make bids for certain issues that the seller considers reasonable. If the seller is forced to sell, he or she may realize a capital loss that would not have been necessary in different circumstances. Because the net asset value of a Series' shares reflects the degree of willingness of dealers to bid for municipal obligations, the price of a Series' shares may be subject to greater fluctuation than shares of other investment companies with different investment policies.

MUNICIPAL SECURITIES

    Municipal securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is generally eligible for exclusion from federal income tax and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market.


    MUNICIPAL BONDS. Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations and obtaining funds to lend to other public institutions or for general operating expenses.



    The two principal classifications of municipal bonds are general obligation and revenue. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Private activity bonds that are municipal bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity revenue bonds is usually directly related to the credit standing of the industrial user involved. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal bonds, both within and between the two principal classifications described above.



    Industrial development bonds (IDBs) are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, sewage and pollution control, and for airport, mass transit, port and parking facilities. The Internal Revenue Code restricts the types of industrial development bonds (IDBs) which qualify to pay interest exempt from federal income tax, and interest on certain IDBs issued after August 7, 1986 is subject to the alternative minimum tax. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of the principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for the payment.



    The interest rates payable on certain municipal bonds and municipal notes are not fixed and may fluctuate based upon changes in market rates. Municipal bonds and notes of this type are called "variable rate" obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a demand feature) and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate obligations should enhance the ability of a Series to maintain a stable NAV per share and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation. For further discussion, see "Floating Rate and Variable Rate Municipal Securities" below.


    MUNICIPAL NOTES. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include:

    1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

    2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in the expectation of reception of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

    3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

    4. CONSTRUCTION LOAN NOTES. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the Government National Mortgage Association (GNMA) to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.

    TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper, the interest on which is generally exempt from federal income taxes, typically are represented by short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

THE HIGH INCOME SERIES

    The High Income Series will invest primarily in municipal obligations which are rated B or better by Moody's Investors Service (Moody's) or Standard & Poor's Ratings Group (S&P) or a similar nationally recognized statistical rating organization (NRSRO) and which generally have maturities in excess of ten years at the time of purchase, although the Series also will invest in municipal obligations having maturities ranging from one year to ten years, provided that the weighted average maturity of the Series' investment portfolio remains within the fifteen to thirty year range. Securities rated Baa by Moody's or BBB by S&P, although considered to be investment grade, lack outstanding investment characteristics and in fact have speculative characteristics as well. Securities rated Ba or BB or lower by Moody's or S&P, respectively, are generally considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as junk bonds. While such securities may have some quality and protective characteristics, those are outweighed by large uncertainties or major risk exposures to adverse conditions. See "Description of Security Ratings" in the Prospectus.

    The Series may also invest in municipal securities which are not rated if, based upon a credit analysis by the Fund's investment adviser, the investment adviser believes that such securities are of comparable quality to rated municipal securities in which the Series may invest. The High Income Series normally can be expected to offer the highest yields of the two Series, but it will also be subject to the greatest market and credit risk.

    The Series also may invest in short-term municipal obligations (that is, cash equivalents) that are, at the time of purchase, rated within the four highest quality grades as determined by either Moody's (currently MIG 1, MIG 2, MIG 3 and MIG 4 for notes and P-1, P-2 and P-3 for commercial paper) or S&P (currently A-1, A-2 and A-3 for commercial paper and SP-1 and SP-2 for notes).


    RISK FACTORS RELATING TO INVESTING IN HIGH-YIELD SECURITIES. Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity and the market perception of the creditworthiness of the issuer (market risk). Lower rated

(that is, high-yield) securities or non-rated securities of comparable quality are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Low-rated and comparable unrated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Fluctuations in the prices of fixed-income securities may be caused by, among other things, the supply and demand for similarly rated securities. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Series' net asset value. The investment adviser considers both credit risk and market risk in making investment decisions for the Series. Investors should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short-term investing. Since lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investments in securities which carry lower ratings and in comparable unrated securities.



    An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Furthermore, changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade bonds. In addition to the risk of default, there are the related costs of recovery on defaulted issues. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Series' NAV. Under circumstances where the Series owns the majority of an issue, market and credit risks may be greater. Moreover, from time to time, it may be more difficult to value high-yield securities than more highly rated securities.



    Debt rated Ba, B, Caa, Ca and C by Moody's, and debt rated BB, B, CCC, CC and C by S&P is regarded by the rating agency, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Among junk bonds, Ba/BB indicates the lowest degree of speculation and C/D the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated C by S&P is the lowest rated debt that is not in default as to principal or interest and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Debt rated D by S&P is in payment default. Moody's does not have a D rating. See the "Description of Security Ratings" in the Prospectus.



    Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Series may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Series experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the portfolio and increasing the exposure of the Series to the risks of high-yield securities.



    Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which the Series may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities which, as a general rule, fluctuate in response to the general level of interest rates.



SECURITIES OF FINANCIALLY AND OPERATIONALLY TROUBLED OBLIGORS



    The Series may also invest up to 10% of its total assets in debt securities of financially troubled and operationally troubled obligors (collectively, distressed securities). Financially troubled obligors (financially troubled obligors) include obligors involved in bankruptcy or reorganization proceedings or financial restructurings or otherwise in default on their obligations. Operationally troubled obligors (operationally troubled obligors) are ones experiencing poor operating results that may have severely depressed earnings or have special competitive or product obsolescence problems.

    The Series' portfolio manager may consult the Subadviser's fixed-income research group in managing the portfolio and in researching financially troubled and operationally troubled obligors. The Series' portfolio manager reviews on an ongoing basis financially troubled and operationally troubled obligors, including prospective purchases and portfolio holdings of the Series. The portfolio manager has broad access to research and financial reports, data retrieval services and industry analysts.



    The Series is permitted to invest in defaulted securities and in low quality debt securities having a rating of D or better as determined by S&P or Moody's or having a comparable rating determined by another NRSRO, or in unrated securities which, in the opinion of the investment adviser, are of equivalent quality. See "Description of Security Ratings" in the Prospectus. Such lower-quality debt securities are considered to have speculative characteristics, and involve greater risk of default or price changes due to changes in the obligor's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty.



    The securities of financially and operationally troubled obligors may require active monitoring and at times may require the Series' investment adviser to participate in bankruptcy or reorganization proceedings on behalf of the Series. To the extent the investment adviser becomes involved in such proceedings, the Series may have a more active participation in the affairs of the issuer than is generally assumed by an investor and such participation may subject the Series to the litigation risks described below. However, the Series does not invest in the securities of financially or operationally troubled obligors for the purpose of exercising day-to-day management of any obligor's affairs.



RISKS OF FINANCIALLY AND OPERATIONALLY TROUBLED OBLIGORS



    Investment in the securities of financially and operationally troubled obligors involves a high degree of credit and market risk. See "Risk Factors Relating to Investing in High-Yield Securities" above. There is a possibility that the Series may incur substantial or total losses on its investments. During an economic downturn or recession, securities of financially troubled obligors are more likely to go into default than securities of other obligors. In addition, it may be difficult to obtain information about financially and operationally troubled obligors.



    Investment in the securities of financially and operationally troubled obligors is a long-term investment strategy and, accordingly, investors in the Series should have the financial ability and willingness to remain invested for the long term. Securities of financially troubled obligors are less liquid and more volatile than securities of companies not experiencing financial difficulties. The market prices of such securities are subject to erratic and abrupt market movements and the spread between bid and asked prices may be greater than normally expected. In addition, it is anticipated that many of these investments may not be widely traded and that the Series' position in such securities may be substantial relative to the market for such securities. As a result, the Series may experience delays and incur losses and other costs in connection with the sale of its portfolio securities.



    The Series may invest in the securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings and may have a more active participation in the affairs of the obligor than is generally assumed by an investor. This may subject the Series to litigation risks or prevent the Series from disposing of securities. In a bankruptcy or other proceeding, the Series as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged, disallowed or subordinated to the claims of other creditors. While the Series will attempt to avoid taking the types of actions that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted or that the Series will be able to successfully defend against them. Because (unlike the Series) other investors may purchase the securities of these companies for the purpose of exercising control or management, the Series may be at a disadvantage to the extent that the Series' interests differ from the interests of these other investors.



THE INSURED SERIES


    The Insured Series will invest primarily in municipal obligations which are
(i) insured by an entity whose claims-paying ability at the time of purchase is rated Aaa by Moody's or AAA by S&P, or a similar NRSRO, so that the obligation is rated AAA or Aaa or meets the eligibility criteria imposed by such insurers,
(ii) rated Aaa or AAA by Moody's or S&P, respectively, or a similar NRSRO (or, in the case of notes or variable rate securities, A-1, P-1, MIG 1 or SP-1), based on the credit of the issuer or (iii) backed by the full faith and credit of the U.S. Government. The Series may also invest up to 5% of its total assets in municipal obligations which are rated A/A or Aa/AA by Moody's or S&P, respectively, or a similar NRSRO. See "Description of Security Ratings" in the Prospectus. The Series may also invest in municipal securities which are not rated if, based upon a credit analysis by the Fund's investment adviser, the investment adviser believes that such securities are of comparable quality to other municipal securities that the Series may purchase.

    Under normal market conditions, at least 70% of the Series' total assets will consist of insured municipal obligations. This insurance may be provided either (i) under a new issue insurance policy obtained by the issuer or underwriter of a bond or note or (ii) under a secondary market insurance policy on a particular bond or note purchased either by the Series or a previous bondholder or noteholder. See "Insurance" below. As noted above, the Series will acquire insurance only from, and purchase municipal bonds and notes insured by, insurers whose claims-paying ability is rated AAA or Aaa at the time of purchase. Changes in the financial condition of an insurer could result in a subsequent reduction or withdrawal of this rating. In each case, the insurance policies protect only against the timely payment of principal and interest on the insured municipal bonds and notes. The price of the municipal obligations, which may fluctuate due to changes in interest rates generally or factors affecting the credit of the insurer, and the stability of the Series' NAV are not insured.



THE INSURED SERIES AND THE HIGH INCOME SERIES



    INSURANCE. Each Series may at times purchase secondary market insurance on municipal bonds and notes which it holds or acquires. Secondary market insurance would be reflected in the market value of the municipal obligation and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.



    Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the municipal bonds and notes held by a Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, that is, the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the NAV of the shares of the Series. The ratings of insured municipal obligations depend, in substantial part, on the creditworthiness of the insurer; thus their value will fluctuate largely on the basis of factors relating to the insurer's ability to satisfy its obligations, as well as on market factors generally. New issue insurance is obtained by the issuer or underwriter upon issuance of a bond or note, and the insurance premiums are reflected in the price of such bond or note. Insurance premiums with respect to secondary insurance may, on the other hand, be paid by a Series. Premiums paid for secondary market insurance will be treated as capital costs, increasing the cost basis of the investment and thereby reducing the effective yield of the investment. No Series will invest in obligations insured by The Prudential Insurance Company of America (Prudential), except as may be permitted by applicable law, nor will a Series settle any claim under portfolio insurance provided by an insurer whose insurance obligations are reinsured by an affiliate of Prudential for less than full payment except in accordance with an exemptive order, if any, obtained from the Securities and Exchange Commission (Commission).



    THE INSURED SERIES. It is anticipated that, under current market conditions, a great majority of the municipal obligations held by the Insured Series will be insured by the following entities: MBIA Insurance Corporation (MBIA Corp.) (formerly known as Municipal Bond Investors Assurance Corporation), AMBAC Assurance Corporation (AMBAC) (formerly known as AMBAC Indemnity Corporation), Financial Guaranty Insurance Company (FGIC) and Financial Security Assurance Inc. (FSA). Each of these entities is described more fully below. S&P and Moody's rates the claims paying ability of such insurers AAA and Aaa, respectively. The Insured Series may, from time to time, purchase municipal securities insured by other entities or acquire insurance coverage for individual uninsured municipal securities directly from another insurer provided any such entity has a claims-paying ability rated AAA or Aaa by S&P or Moody's, respectively.



    MBIA Corp. is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. As of December 31, 1999, MBIA Corp. had admitted assets of approximately $7.00 billion, total liabilities of approximately
$4.60 billion and total policyholders' surplus of approximately $2.40 billion. MBIA Corp. is domiciled in the state of New York and licensed to do business in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam.



    FGIC Corporation, the owner of FGIC, is an indirect subsidiary of General Electric Capital Corporation. Neither FGIC Holdings nor General Electric Capital Corporation is obligated to pay the debts of or claims against FGIC. As of December 31, 1999, FGIC had admitted assets of approximately $2.719 billion, total liabilities of approximately $1.447 billion and total policyholders' surplus of approximately $1.272 billion.



    AMBAC is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with net admitted assets of approximately $4.013 billion, total liabilities of approximately $2.510 billion and total policyholders' surplus of approximately $1.503 billion as of December 31, 1999. Statutory capital consists of AMBAC policyholders' surplus and statutory contingency reserve. AMBAC is a wholly-owned subsidiary of AMBAC Financial Group, Inc. a 100% publicly-held company.



    FSA is a wholly-owned subsidiary of Financial Security Assurance Holdings, Ltd. (Holdings), a New York Stock Exchange listed company. At December 31, 1999, Holdings was owned 5.3% by MediaOne Capital Corporation, 21.2% by White Mountains Insurance Group, Ltd., formerly Fund American Enterprise Holdings, Inc., 8.0% by the Tokio Marine and Fire Insurance Co. Ltd., 7.8% by XL Capital Ltd. and 57.7% by the public and employees. As of December 31, 1999, FSA had net admitted assets of approximately $2.306 billion, total liabilities of approximately $1.460 billion and total policyholders' surplus of approximately $.847 billion.



    HIGH INCOME SERIES. It is anticipated that, under current market conditions, certain of the municipal obligations held by the High Income Series will be insured by the entities described above. The High Income Series may also purchase secondary market insurance from insurers whose claims paying ability is rated AAA/Aaa, or lower, by various credit rating agencies. Certain insurers whose claims paying ability is lower than AAA/Aaa, may subject the Series to greater credit risk.



    FLOATING RATE AND VARIABLE RATE SECURITIES. Each Series may invest more than 5% of its assets in floating rate and variable rate securities, including participation interests therein and inverse floaters. Floating rate securities normally have a rate of interest that is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate. Variable rate securities provide for a specific periodic adjustment in the interest rate based on prevailing market rates and generally would allow a Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. Floating rate and variable rate securities typically have long maturities but afford the holder the right to demand payment at earlier dates. Such floating rate and variable rate securities will be treated as having maturities equal to the period of adjustment of the interest rate.



    Each Series may invest in participation interests in variable rate tax-exempt securities (such as certain IDBs) owned by banks. A participation interest gives a Series an undivided interest in the tax-exempt security in the proportion that a Series' participation interest bears to the total principal amount of the tax-exempt security and generally provides that the holder may demand repurchase within one to seven days. Participation interests frequently are backed by an irrevocable letter of credit or guarantee of a bank that the investment adviser, under the supervision of the Trustees, has determined meets the prescribed quality standards for a Series. A Series generally has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on seven days' notice, for all or any part of a Series' participation interest in the par value of the tax-exempt security, plus accrued interest. A Series intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the tax-exempt security, (2) as needed to provide liquidity in order to meet redemptions or (3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid by the issuer on the tax-exempt securities over the negotiated yield at which the instruments were purchased from the bank by a Series. The investment adviser will monitor the pricing, quality and liquidity of the variable rate demand instruments held by a Series, including the IDB's supported by bank letters of credit or guarantees, on the basis of published financial information, reports of rating agencies and other bank analytical services to which the investment adviser may subscribe. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders.



    INVERSE AND SECONDARY INVERSE FLOATERS. Each Series may invest in inverse floaters and secondary inverse floaters. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. A secondary inverse floater is an asset-backed security, generally evidenced by a trust or custodial receipt, the interest rate on which moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on such instruments. Generally, income from inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, a Series may, but is not required to, purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. Inverse floaters represent a flexible portfolio management instrument that allows us to vary the degree of investment leverage relatively efficiently under different market conditions. The market for inverse floaters is relatively new.

    WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. Each Series may purchase municipal obligations on a when-issued or delayed-delivery basis and may from time to time sell obligations on a delayed delivery basis, in each case without limit. When municipal obligations are offered on a when-issued or delayed-delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no interest accrues to the purchaser. In the case of purchases by a Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date and an increase in the percentage of the Series' assets committed to the purchase of securities on a when-issued or delayed-delivery basis may increase the volatility of the Series' NAV. While securities may be sold prior to the settlement date, each Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time a Series makes the commitment to purchase a municipal obligation on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the obligation, each day, in determining its NAV. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. If a Series chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations. Each Series will establish a segregated account in which it will maintain cash or other liquid assets having a value equal to or greater than the Series' purchase commitments.


    As in the case of purchases, the price of the municipal obligations sold on a delayed delivery basis is determined at the time of the commitment. The price that a Series may be required to accept on the settlement date may be less than the market value of the obligation on that date.

    Each Series may also purchase municipal forward contracts. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

    MUNICIPAL LEASE OBLIGATIONS. Each Series may invest in municipal lease obligations. A municipal lease obligation is a municipal security the interest on and principal of which is payable out of lease payments made by the party leasing the facilities financed by the issue. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (for example, schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. See "Illiquid Securities" below.


    MUNICIPAL ASSET-BACKED SECURITIES. Each Series may invest in municipal asset-backed securities. A municipal asset-backed security is a debt or equity interest in a trust, special purpose corporation or other pass-through structure, the interest or income on which generally is eligible for exclusion from federal income taxation based upon the income from an underlying pool of municipal bonds.



    LENDING OF SECURITIES. Consistent with applicable regulatory requirements, each Series may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33% of the value of the Series' total assets and provided that such loans are callable at any time by the Series and are at all times secured by cash or equivalent collateral or that the borrower obtains a letter of credit in favor of the Series that is equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of such loans is that the Series continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.



    A loan may be terminated by the borrower on one business day's notice or by the Series any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Series can use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Fund's Trustees. The advantage of such loans is that the Series continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations. On termination of the loan, the borrower is required to return the securities to the Series, and any gain or loss in the market price during the loan would inure to the Series.


    Since voting or consent rights which accompany loaned securities pass to the borrower, the Series will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Series' investment in the securities which are the subject of the loan. The Series will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

HEDGING STRATEGIES


    Each Series is authorized to purchase and sell certain derivatives, including financial futures contracts (futures contracts), options on futures contracts and interest rate swaps for the purpose of attempting to hedge its investment in municipal obligations against fluctuations in value caused by changes in prevailing market interest rates, attempting to hedge against increases in the cost of securities the Series intends to purchase and in certain cases, attempting to enhance return. A Series, and thus an investor, may lose money through unsuccessful use of these strategies. The successful use of futures contracts, options on futures contracts and interest rate swaps by a Series involves additional transaction costs, is subject to various risks and depends upon the investment adviser's ability to predict the direction of the market and interest rates. A Series' ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, a Series may use them to the extent consistent with its investment objective and policies.


    Each Series intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held in the Series' portfolio or which the Series intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the CFTC). The Series also intend to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series. A Series may purchase and sell futures contracts and options thereon for bona fide hedging transactions, except that a Series may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Series' total assets. In addition, a Series may not purchase or sell futures contracts or purchase options thereon if, immediately thereafter, the sum of initial and net cumulative variation margin on outstanding futures contracts, together with premiums paid on options thereon, would exceed 20% of the total assets of the Series. There are no limitations on the percentage of a portfolio which may be hedged and no limitations on the use of a Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of a Series' assets.

    FUTURES CONTRACTS. A futures contract obligates the seller of a contract to deliver to the purchaser of a contract cash equal to a specific dollar amount times the difference between the value of a specific fixed-income security or index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities is made. A Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.


    Each Series may engage in transactions in financial futures contracts as a hedge against interest rate related fluctuations in the value of securities which are held in the investment portfolio or which the Series intends to purchase. A clearing corporation associated with the commodities exchange on which a futures contract trades assumes responsibility for the completion of transactions and guarantees that open futures contracts will be closed. Although interest rate futures contracts call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.



    A Series neither pays nor receives money upon the purchase or sale of a futures contract. Instead, when the futures contract is entered into, each party deposits in a segregated account approximately 5% of the contract amount, called the initial margin. Initial margin in futures transactions is different from margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, initial margin is in the nature of a good faith deposit on the contract which is returned to a Series upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." In the case of options on futures contracts, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume a position in the futures contract (a long position if the option is a call and a short position if the option is a put). If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires.

    When a Series purchases a futures contract, it will maintain an amount of cash or other liquid assets in a segregated account so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contract, thereby ensuring that the use of such futures contract is unleveraged. A Series that has sold a futures contract may cover that position by owning the instruments underlying the futures contract or by holding a call option on such futures contract. A Series will not sell futures contracts if the value of such futures contracts exceeds the total market value of the securities of the Series. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.


    Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury Bonds and Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, three-month U.S. Treasury Bills and bank certificates of deposit. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. Each Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indexes and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging investments in municipal obligations.


    OPTIONS ON FINANCIAL FUTURES. Each Series may purchase call options and write put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. Each Series will use options on futures in connection with hedging strategies.


    An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call or a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date. Currently options can be purchased or written with respect to futures contracts on U.S. Treasury Bonds, among other fixed-income securities, and on municipal bond indices on the Chicago Board of Trade. As with options on debt securities, the holder or writer of an option may terminate his or her position by selling or purchasing an option of the same series. There is no guaranty that such closing transactions can be effected.


    When a Series hedges its portfolio by purchasing a put option, or writing a call option, on a futures contract, it will own a long futures position or an amount of debt securities corresponding to the open option position. When a Series writes a put option on a futures contract, it may, rather than establish a segregated account, sell the futures contract underlying the put option or purchase a similar put option.

    LIMITATIONS ON PURCHASE AND SALE. Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempted from the definition of commodity pool operator, subject to compliance with certain conditions. The exemption is conditioned upon a Series' purchasing and selling futures contracts and options thereon for BONA FIDE hedging transactions, except that a Series may purchase and sell futures contracts and options thereon for any other purpose, to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Series' total assets. Each Series will use financial futures in a manner consistent with these requirements. Each Series will continue to invest at least 80% of its net assets in municipal bonds and municipal notes except in certain circumstances, as described in the Prospectus under "How the Fund Invests--Investment Objective and Policies." A Series may not enter into futures contracts if, immediately thereafter, the sum of the amount of initial and net cumulative variation margin on outstanding futures contracts, together with premiums paid on options thereon, would exceed 20% of the total assets of the Series.


INTEREST RATE SWAP TRANSACTIONS



    Each Series may enter into interest rate swaps (including interest rate swaps with embedded options), on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. Under normal circumstances, a Series will enter into interest rate swaps on a net basis, that is, the two payment streams netted out, with a Series receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Series' obligations over its entitlements with respect to each interest rate swap, will be accrued on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value per share (NAV) at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the Investment Company Act. To the extent that a Series enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of a Series' obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the investment adviser and the Fund believe such obligations do not constitute senior securities. If there is a default by the other party to such a transaction, a Series will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. A Series will enter into interest rate swaps only with parties meeting creditworthiness standards approved by the Fund's Board of Trustees. The investment adviser will monitor the creditworthiness of such parties under the supervision of the Board of Trustees.



    A Series may enter into interest rate swaps as a hedge against changes in the interest rate of a security in its portfolio or that of a security a Series anticipates buying. If a Series purchases an interest rate swap to hedge against a change in an interest rate of a security a Series anticipates buying, and such interest rate changes unfavorably for a Series, then a Series may determine not to invest in the securities as planned and will realize a loss on the interest rate swap that is not offset by a change in the interest rates or the price of the securities.



    The use of interest rate swaps is a highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Series would diminish compared to what it would have been if this investment technique was never used.



    A Series may enter into interest rate swaps traded on an exchange or in the over-the-counter market. A Series may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Series is contractually obligated to make. If the other party to an interest rate swap defaults, a Series' risk of loss consists of the net amount of interest payments that a Series is contractually entitled to receive. Since interest rate swaps are individually negotiated, a Series expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.


RISKS OF HEDGING STRATEGIES


    Participation in the options or futures markets involves investment risks and transaction costs to which a Series would not be subject absent the use of these strategies. Each Series, and thus its investors, may lose money through the unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Series may leave the Series in a worse position than if such strategies were not used. Risks inherent in the use of interest rate swap transactions, futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible inability of the Series to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the fund to sell a portfolio security at a disadvantageous time, due to the need for the Series to maintain cover or to segregate securities in connection with hedging transactions.


    A Series may sell a futures contract to protect against the decline in the value of securities held by the Series. However, it is possible that the futures market may advance and the value of securities held in the Series' portfolio may decline. If this were to occur, the Series would lose money on the futures contracts and also experience a decline in value in its portfolio securities.

    When a Series purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Series may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

    There is a risk that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Series' portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the Series seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    There may exist an imperfect correlation between the price movements of futures contracts purchased by the Series and the movements in the prices of the securities which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities and futures market could result. Price distortions could also result if transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirement in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities (or currencies) and movements in the prices of futures contracts, a correct forecast of interest rate trends by the investment adviser may still not result in a successful hedging transaction.

    The risk of imperfect correlation increases as the composition of a Series' securities portfolio diverges from the securities that are the subject of the futures contract, for example, those included in the municipal index. Because the change in price of the futures contract may be more or less than the change in prices of the underlying securities, even a correct forecast of interest rate changes may not result in a successful hedging transaction.

    Pursuant to the requirements of the Commodity Exchange Act, all futures contracts and options thereon must be traded on an exchange. Each Series intends to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. The Series' ability to establish and close out positions in futures contracts and options on futures contracts would be impacted by the liquidity of these exchanges. Although the Series generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Series maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Series would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell underlying securities until the option expired or was exercised or, in the case of a purchased option, exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit. In the case of a futures contract or an option on a futures contract which the Series had written and which the Series was unable to close, the Series would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract was closed. In the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting futures contracts can be sold.


    Successful use of futures contracts by a Series is subject to, among other things, the ability of the Series' investment adviser to predict correctly movements in the direction of interest rates and other factors affecting markets for securities. For example, if a Series has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, a Series will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if a Series has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Series may have to sell securities at a time when it is disadvantageous to do so.


    Exchanges on which futures and related options trade may impose limits on the positions that a Series may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Series may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

    Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of commodity pool operator, subject to compliance with certain conditions. Each Series may purchase and sell futures and related options contracts without limit for BONA FIDE hedging purchases within the meaning of the regulations of the CFTC.

    In order to determine that a Series is entering into transactions in futures contracts for hedging purposes as such term is defined by the CFTC, either:
(1) a substantial majority (that is, approximately 75%) of all anticipatory hedge transactions (transactions in which the Series does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities, which are the subject of the hedge, or (2) the underlying value of all long positions in futures contracts will not exceed the total value of (a) all short-term debt obligations held by the Series; (b) cash held by the Series; (c) cash proceeds due to the Series on investments within thirty days; (d) the margin deposited on the contracts; and (e) any unrealized appreciation in the value of the contracts.

    If a Series maintains a short position in a futures contract, it will cover this position by holding, in a segregated account, cash or liquid assets equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Series to purchase the same contract at a price no higher than the price at which the short position was established.

    In addition, if a Series holds a long position in a futures contract, it will hold cash or liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account. Alternatively, the Series could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Series.

    Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Series would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Series has insufficient cash, it may be disadvantageous to do so. In addition, the Series may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the Series' ability to effectively hedge its portfolio.

    In the event of the bankruptcy of a broker through which the Series engages in transactions in futures or options thereon, the Series could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Series only with brokers or financial institutions deemed creditworthy by the investment adviser.

    RISKS OF TRANSACTIONS IN OPTIONS ON FINANCIAL FUTURES. In addition to the risks which apply to all options transactions, there are several special risks relating to options on futures. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Compared to the sale of financial futures, the purchase of put options on financial futures involves less potential risk to a Series because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a put option on a financial future would result in a loss to a Series when the sale of a financial future would not, such as when there is no movement in the price of debt securities.

    An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Series generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options with the result that a Series would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange could continue to be exercisable in accordance with their terms.

    There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain clearing facilities inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

    REPURCHASE AGREEMENTS. Each Series may on occasion enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the repurchase agreement. The Series' repurchase agreements will at all times be fully collateralized by U.S. Government obligations in an amount at least equal to the resale price. The instruments held as collateral are valued daily and, if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss.

    Each Series participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM) pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Series may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.


    SECURITIES OF OTHER INVESTMENT COMPANIES. Each Series may invest up to 10% of its total assets in shares of other investment companies. To the extent that a Series does invest in securities of other investment companies, shareholders of the Series may be subject to duplicate management and advisory fees. See "Investment Restrictions" below.



    ILLIQUID SECURITIES. Each Series may hold up to 15% of its net assets in illiquid securities. If a Series were to exceed this limit, the investment adviser would take prompt action to reduce a Series' holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable either within or outside of the United States. Securities, including municipal lease obligations, that have a readily available market are not considered illiquid for purposes of this limitation. The Subadviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.



    Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.



    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.



    Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD). A Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.


    Municipal lease obligations and certain other securities for which there is a readily available market will not be considered illiquid for purposes of the each Series' 15% limitation on illiquid securities only when deemed liquid under procedures established by the Fund. In reaching liquidity decisions, the investment adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and
(4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). With respect to municipal lease obligations, the investment adviser also considers: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease;
(3) in the case of unrated municipal lease obligations, an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be cancelled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold;
(iii) the strength of the lessee's general credit (for example, its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (for example, the potential for an event of nonappropriation);
(v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the investment adviser.


    BORROWING. Each Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes and to take advantage of investment opportunities or for the clearance of transactions. Each Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. If a Series' asset coverage for borrowings falls below 300%, the Series will take prompt action to reduce its borrowings as required by law. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Series may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.


    If a Series borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the NAV of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Series, the Series' NAV will decrease faster than would otherwise be the case. This is the speculative factor known as leverage. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased and may exceed the income from the securities purchased. In addition, the Series may be required to maintain minimum average balances in connection with such borrowing or pay a commitment fee to maintain a line of credit which would increase the cost of borrowing over the stated interest rate.

(d) TEMPORARY DEFENSIVE STRATEGY


    When the investment adviser believes that market, economic or political conditions warrant a temporary defensive investment posture or when necessary to meet large redemptions, a Series may hold more than 20% of its net assets in cash, cash equivalents or investment-grade taxable obligations, including obligations that are generally exempt from state, but not federal, income taxation. Investing heavily in these securities limits our ability to achieve each Series' investment objective, but can help to preserve each Series' assets.


(e) PORTFOLIO TURNOVER

    A Series may engage in short-term trading consistent with its investment objective. Portfolio transactions will be undertaken in response to anticipated movements in the general level of interest rates. Municipal securities or futures contracts may be sold in anticipation of a market decline (resulting from a rise in interest rates) or purchased in anticipation of a market rise (resulting from a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment adviser believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to factors such as changes in the overall demand for or supply of various types of municipal securities or changes in the investment objectives of investors.


    The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. A 100% turnover rate would occur, for example, if all of the securities held in a Series' portfolio were sold and replaced within one year. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by a Series. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to interest holders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. For the fiscal year ended April 30, 1999 and the fiscal year ended April 30, 2000, the portfolio turnover rates for the High Income Series and the Insured Series were 16% and 15%, and 27% and 26%, respectively. See "Taxes, Dividends and Distributions" below.

SEGREGATED ACCOUNTS

    When the Fund is required to segregate assets in connection with certain hedging transactions, it will maintain cash or other liquid assets in a segregated account. "Liquid assets" means cash, U.S. Government securities, foreign securities, equity securities, debt obligations or other liquid, unencumbered assets marked-to-market daily.

                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of a Series' outstanding voting securities. A "majority of the outstanding voting securities" of a Series, when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

    Each Series may not:

     1. Purchase securities on margin (but the Series may obtain such short-term credits as may be necessary for the clearance of transactions and for margin payments in connection with transactions in financial futures contracts and options thereon).

     2. Make short sales of securities or maintain a short position.

     3. Issue senior securities, borrow money or pledge its assets, except that each Series may borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes and to take advantage of investment opportunities or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. For purposes of this restriction, the preference as to shares of a Series in liquidation and as to dividends over all other Series of the Fund with respect to assets specifically allocated to that Series, the purchase or sale of securities on a when-issued or delayed delivery basis, the purchase and sale of financial futures contracts and collateral arrangements with respect thereto and obligations of the Series to Trustees, pursuant to deferred compensation arrangements, are not deemed to be the issuance of a senior security or a pledge of assets.

     4. Purchase any security if as a result, with respect to 75% of the total assets of the Series, more than 5% of the total assets of the Series would be invested in the securities of any one issuer (provided that this restriction shall not apply to obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities).

     5. Purchase securities (other than municipal obligations and obligations guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the total assets of the Series (taken at current market value) would be invested in any one industry. (For purposes of this restriction, industrial development bonds, where the payment of the principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry.")

     6. Buy or sell commodities or commodity contracts, except financial futures contracts and options thereon.

     7. Buy or sell real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

     8. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     9. Purchase securities of other investment companies, except in the open market involving only customary brokerage commissions and as a result of which no more than 10% of its total assets (determined at the time of investment) would be invested in such securities or except in connection with a merger, consolidation, reorganization or acquisition of assets.

    10. Invest in interests in oil, gas or other mineral exploration or development programs.

    11. Make loans, except through repurchase agreements and loans of portfolio securities (limited to 33% of the Series' total assets).

    12. Purchase or write puts, calls or combinations thereof except as described in the Prospectus and this Statement of Additional Information with respect to puts and options on futures contracts.

    13. Invest for the purpose of exercising control or management of another company.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Series' assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that a Series' asset coverage for borrowings falls below 300%, the Series will take prompt action to reduce its borrowings, as required by applicable law.

                             MANAGEMENT OF THE FUND


                                                                               PRINCIPAL OCCUPATIONS
NAME, ADDRESS(1) AND AGE        POSITION WITH FUND                            DURING PAST FIVE YEARS
------------------------        ------------------                            ----------------------
Eugene C. Dorsey (72)           Trustee                  Retired President, Chief Executive Officer and Trustee of the
                                                          Gannett Foundation (now Freedom Forum); former Publisher of four
                                                          Gannett newspapers and Vice President of Gannett Company; past
                                                          Chairman of Independent Sector (national coalition of
                                                          philanthropic organizations); former Chairman of the American
                                                          Council for the Arts; former Director of the Advisory Board of
                                                          Chase Manhattan Bank of Rochester.

Delayne Dedrick Gold (61)       Trustee                  Marketing and Management Consultant.

*Robert F. Gunia (53)           Vice President and       Executive Vice President and Chief Administrative Officer (since
                                 Trustee                  June 1999) of Prudential Investments; Corporate Vice President
                                                          (September 1997-March 1999) of The Prudential Insurance Company
                                                          of America (Prudential); Executive Vice President and Treasurer
                                                          (since December 1996) of Prudential Investments Fund Management
                                                          LLC (PIFM); President (since April 1999) of Prudential
                                                          Investment Management Services LLC (PIMS); former Senior Vice
                                                          President (March 1987-May 1999) and former Chief Administrative
                                                          Officer (July 1990-September 1996) of Prudential Securities
                                                          Incorporated (Prudential Securities); Director (January
                                                          1989-September 1996), Executive Vice President, Treasurer and
                                                          Chief Financial Officer (June 1987-December 1996) of Prudential
                                                          Mutual Fund Management, Inc. (PMF); Vice President and Director
                                                          (since May 1989) of The Asia Pacific Fund, Inc.

Thomas T. Mooney (58)           Trustee                  President of the Greater Rochester Metro Chamber of Commerce;
                                                          former Rochester City Manager; former Deputy Monroe County
                                                          Executive; Trustee of Center for Governmental Research, Inc.;
                                                          Director of Blue Cross of Rochester, Monroe County Water
                                                          Authority, Executive Service Corps of Rochester.

Stephen P. Munn (57)            Trustee                  Chairman (since January 1994), Director and President (since
                                                          1988) and Chief Executive Officer (since 1988) of Carlisle
                                                          Companies Incorporated (manufacturer of industrial products).

*David R. Odenath, Jr. (42)     Vice President and       Officer in Charge, President, Chief Executive Officer and Chief
                                 Trustee                  Operating Officer (since June 1999) of PIFM; Senior Vice
                                                          President (since June 1999) of Prudential; Senior Vice President
                                                          (August 1993-May 1999) of PaineWebber Group, Inc.

                                                                               PRINCIPAL OCCUPATIONS
NAME, ADDRESS(1) AND AGE        POSITION WITH FUND                            DURING PAST FIVE YEARS
------------------------        ------------------                            ----------------------
Richard A. Redeker (56)         Trustee                  Former employee of Prudential Investments (October 1996-December
                                                          1998); prior thereto, President, Chief Executive Officer and
                                                          Director (October 1993-September 1996) of PMF; Executive Vice
                                                          President, Director and Member of the Operating Committee
                                                          (October 1993-September 1996) of Prudential Securities; Director
                                                          (October 1993-September 1996) of Prudential Securities Group,
                                                          Inc.; Executive Vice President of The Prudential Investment
                                                          Corporation (January 1994-September 1996); Director
                                                          (January 1994-September 1996) of Prudential Mutual Fund
                                                          Distributors, Inc. and Prudential Mutual Fund Services, Inc.;
                                                          formerly Senior Executive Vice President and Director of Kemper
                                                          Financial Services, Inc. (September 1978-September 1993).

*John R. Strangfeld, Jr. (45)   President and Trustee    Chief Executive Officer, Chairman, President and Director (since
                                                          January 1990) of The Prudential Investment Corporation;
                                                          Executive Vice President (since February 1998) of Prudential
                                                          Global Asset Management Group of Prudential; and Chairman (since
                                                          August 1989) of Pricoa Capital Group; formerly various positions to Chief Executive Officer (November 1994-December 1998) of
                                                          Private Asset Management Group of Prudential and Senior Vice
                                                          President (January 1986-August 1989) of Prudential Capital
                                                          Group, a unit of Prudential.

Nancy H. Teeters (69)           Trustee                  Economist; former Vice President and Chief Economist (July
                                                          1984-July 1990) of International Business Machines Corporation;
                                                          former Governor of Federal Reserve System (1978-1984); former
                                                          Director of Inland Steel Industries (July 1991-1999).

Louis A. Weil, III (59)         Trustee                  Chairman (since January 1999), President and Chief Executive
                                                          Officer (since January 1996) and Director (since September 1991)
                                                          of Central Newspapers, Inc; Chairman of the Board (since January
                                                          1996), Publisher and Chief Executive Officer (August
                                                          1991-December 1995) of Phoenix Newspapers, Inc.; former
                                                          Publisher of Time Magazine (May 1989-March 1991); former
                                                          President, Publisher and Chief Executive Officer of The Detroit
                                                          News (February 1986-August 1989); member of the Advisory Board,
                                                          Chase Manhattan Bank-Westchester.

Grace C. Torres (40)            Treasurer and Principal  First Vice President (since December 1996) of PIFM; former First
                                 Financial and            Vice President (March 1993-May 1999) of Prudential Securities;
                                 Accounting Officer       First Vice President (March 1994-September 1996) of Prudential
                                                          Mutual Fund Management, Inc.

Deborah A. Docs (42)            Secretary                Vice President (since December 1996) of PIFM; former Vice
                                                          President and Associate General Counsel (June 1991-September
                                                          1996) of Prudential Securities; Vice President and Associate
                                                          General Counsel (June 1991-September 1996) of PMF.

                                                                               PRINCIPAL OCCUPATIONS
NAME, ADDRESS(1) AND AGE        POSITION WITH FUND                            DURING PAST FIVE YEARS
------------------------        ------------------                            ----------------------
William V. Healey (46)          Assistant Secretary      Vice President and Associate General Counsel (since 1998) of
                                                          Prudential; Chief Legal Officer (since August 1998) of
                                                          Prudential Investments; Director (since June 1999) of ICI Mutual
                                                          Insurance Company; prior to August 1998, Associate General
                                                          Counsel of The Dreyfus Corporation ("Dreyfus"), a subsidiary of
                                                          Mellon Bank, N.A. ("Mellon Bank"), and an officer and/or
                                                          director of various affiliates of Mellon Bank and Dreyfus.
------------------------



* "Interested" Trustee, as defined in the Investment Company Act, by reason of his or her affiliation with Prudential Securities Incorporated (Prudential Securities), Prudential or PIFM.


(1) The address for each of the above persons is c/o: Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077.


    Trustees and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Investment Management Services LLC.

    The officers conduct and supervise the daily business operations of the Fund, while the Trustees, in addition to their functions set forth under "Investment Advisory and Other Services--Manager and Investment Adviser" and "--Principal Underwriter, Distributor and Rule 12b-1 Plans," review such actions and decide on general policy.


    Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Trustees of the Fund who are affiliated persons of the Manager.



    The Fund pays each of its Trustees who is not an affiliated person of PIFM or Prudential Investments annual compensation of $7050, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Trustee may change as a result of the introduction of additional funds upon which the Trustee will be asked to serve.



    Trustees may receive their Trustees' fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues daily the amount of Trustee's fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order, at the daily rate of return of any Prudential mutual fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund.



    The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75.

    The following table sets forth the aggregate compensation paid by the Fund to the Trustees who are not affiliated with the Manager for the fiscal year ended April 30, 2000 and the aggregate compensation paid to such Trustees for service on the Fund's Board and the Boards of all other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 1999.


                               COMPENSATION TABLE


                                                             PENSION OR
                                                             RETIREMENT                         TOTAL 1999 COMPENSATION
                                            AGGREGATE     BENEFITS ACCRUED   ESTIMATED ANNUAL     FROM FUND AND FUND
                                           COMPENSATION   AS PART OF FUND     BENEFITS UPON         COMPLEX PAID TO
NAME AND POSITION                           FROM FUND         EXPENSES          RETIREMENT             DIRECTORS
-----------------                          ------------   ----------------   ----------------   -----------------------
Edward D. Beach, Trustee(a)                   $ 7050            None                N/A             $142,500(43/70)*
Eugene C. Dorsey, Trustee**                   $ 7050            None                N/A             $ 81,000(17/48)*
Delayne Dedrick Gold, Trustee                 $ 7325            None                N/A             $144,500(43/70)*
Robert F. Gunia, Trustee and Vice
 President+                                   --                  --                 --                 --
Thomas T. Mooney, Trustee**                   $ 7050            None                N/A             $129,500(35/75)*
Stephen P. Munn, Trustee                      $ 1800            None                N/A             $ 62,250(29/53)*
Thomas H. O'Brien, Trustee(a)                 $ 7050            None                N/A             $ 47,500(11/26)*
David R. Odenath, Jr., Trustee and Vice
 President+                                   --                  --                 --                 --
Richard A. Redeker, Trustee                   $ 7050            None                N/A             $ 95,000(29/53)*
John R. Strangfeld, Jr., Trustee and
 President+                                   --                  --                 --                 --
Nancy H. Teeters, Trustee                     $ 7050            None                N/A             $ 97,000(25/43)*
Louis A. Weil, III, Trustee                   $ 7175            None                N/A             $ 96,000(29/53)*


------------------------
 * Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

 ** Total aggregate compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1999, includes amounts deferred at the election of Directors under the Fund's deferred compensation plans. Including accrued interest, total compensation amounted to $103,574 and $135,102 for Eugene C. Dorsey and Thomas T. Mooney, respectively.


 + Trustees who are "interested" do not receive compensation from the Fund or any fund in the Fund Complex.


(a) Former Trustee, retired on December 31, 1999.


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


    Trustees of the Fund are eligible to purchase Class Z shares of each Series, which are sold without an initial sales charge or contingent deferred sales charge.



    As of June 9, 2000, the Trustees and officers of the Fund, as a group, owned beneficially less than 1% of the outstanding shares of beneficial interest of each Class of each Series of the Fund.



    As of June 9, 2000, Prudential Securities was record holder for other beneficial owners of 34,121,042 Class A shares of the High Income Series (or 65.2% of the outstanding Class A shares), 34,014,449 Class B shares of the High Income Series (or 84.3% of the outstanding Class B shares), 2,438,185 Class C shares of the High Income Series (or 85.9% of the outstanding Class C shares) and 767,924 Class Z shares of the High Income Series (or 99.9% of the outstanding Class Z shares). Prudential Securities was also record holder for other beneficial owners of 9,305,925 Class A shares of the Insured Series (or 39.2% of the outstanding Class A shares), 3,205,879 Class B shares of the Insured Series (or 42.9% of the outstanding Class B shares), 223,880 Class C shares of the Insured Series (or 76.9% of the outstanding Class C shares) and 137,480 Class Z shares of the Insured Series (or 99.9% of the outstanding
Class Z shares). In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record holder.



    As of June 9, 2000, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest of a Series were: Mary D. Howard, 7010 Shallow Lake Rd, Prospect, KY 40059-9361, who held 94,657 Class Z shares of the High Income Series (or 12.3% of the outstanding Class Z shares); Jeff L. Gladow & Joan L. Gladow, 730 Hazeltine Ave SE, Salem, OR 97306-9352, who held 39,314 Class Z shares of the High Income Series (or 5.1% of the outstanding Class Z shares); Elizabeth A. Straubmuller, 1598 Silver Run Rd, Millville, NJ 08332-7334 who held 35,077 Class C shares of the Insured Series (or 12.0% of the outstanding Class C shares); Mrs. Lois Clara Stewart, Succ OHL-48868, Trustee, Russell M. Stewart, Rev Liv Trust UA DTD 07/01/92, 1350 Ala Moana Blvd. Apt. 2910, Honolulu, HI 96815-4228, who held 17,547 Class C shares of the

Insured Series (or 6.0% of the outstanding Class C shares); Mary C. Brusnighan, T.O.D. Account, 103 Trailing IVY LN, Serverna Park, MD 21146-4735, who held 26,585 Class Z shares of the Insured Series (or 19.3% of the outstanding
Class Z shares); Mrs. Barbara J. Glazier TTEE OZJ-33555, Barbara J. Glazier RVCBL TR, UA DTD 10/07/99, 2381 River Birch CT, Avon, IN 46123-7476, who held 10,284 Class Z shares of the Insured Series (or 7.5% of the outstanding Class Z shares); Brian Forrest Cooke, Account 2, 13017 Water Ridge Dr. McCordsville, IN 46055-9651, who held 37,855 Class Z shares of the Insured Series (or 27.5% of the outstanding Class Z shares); Mr. Ted Bates, 11121 Woods Bay Ln, Indianapolis, IN 46236-9021, who held 9,581 Class Z shares of the Insured Series (or 7.0% of the outstanding Class Z shares).


                     INVESTMENT ADVISORY AND OTHER SERVICES

(a) MANAGER AND INVESTMENT ADVISER


    The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, Newark, 100 Mulberry Street, New Jersey 07102-4077. The Manager serves as manager to all of the other open-end management investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Fund Manager" in the Prospectus. As of April 30, 2000, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $76.2 billion and, according to the Investment Company Institute, as of September 30, 1999, the Prudential mutual funds were the 20th largest family of mutual funds in the United States.



    The Manager is a subsidiary of Prudential Securities and Prudential. Prudential Mutual Fund Services LLC (the Transfer Agent), a wholly owned subsidiary of the Manager, serves as the Transfer Agent and dividend distribution agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.



    Pursuant to the Management Agreement with the Fund (the Management Agreement), the Manager, subject to the supervision of the Fund's Trustees and in conformity with the stated policies of the Fund, manages both the investment operations of each Series and the composition of each Series' portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. The Manager has hired the Subadviser to provide subadvisory services to the Fund. The Manager also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian, and the Fund's transfer and dividend disbursing agent. The services of the Manager for the Fund are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management services to others.



    For its services, the Manager receives, pursuant to the Management Agreement, a fee at an annual rate of .50 of 1% of the average daily net assets of each Series up to $1 billion and .45 of 1% of the average daily net assets in excess of $1 billion. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of the Manager, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due the Manager will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to the Manager will be paid by the Manager to the Fund. Currently, the Fund believes there are no such expense limitations.


    In connection with its management of the business affairs of the Fund, the Manager bears the following expenses:

    (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Trustees who are not affiliated persons of the Manager or the Subadviser;

    (b) all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

    (c) the costs and expenses payable to the Subadviser pursuant to the subadvisory agreement between the Manager and the Subadviser (the Subadvisory Agreement).


    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager; (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Subadviser; (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares; (d) the charges and expenses of legal counsel and independent accountants for the Fund;
(e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions; (f) all taxes and corporate fees payable by the Fund to governmental agencies; (g) the fees of any trade associations of which the Fund may be a member; (h) the cost of share certificates representing shares of the Fund; (i) the cost of fidelity and liability insurance; (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, and the states under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes and paying the fees and expenses of notice filings made in accordance with state securities laws; (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders; (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business; and (m) distribution fees.


    The Management Agreement provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.


    For the fiscal years ended April 30, 2000, April 30, 1999, and April 30, 1998, the Fund paid PIFM management fees of $1,898,781, $2,274,028, and $2,469,913, respectively, for the Insured Series. For the fiscal years ended April 30, 2000, April 30, 1999, and April 30, 1998, the Fund paid PIFM management fees of $5,495,099, $5,816,965, and $5,323,382, respectively, for the High Income Series.



    PIFM has entered into a Subadvisory Agreement with the Subadviser, a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. The Manager continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services. The Subadviser was reimbursed by the Manager for the reasonable costs and expenses incurred by the Subadviser in furnishing those services. Effective January 1, 2000, the Subadviser is paid by the Manager at an annual rate of .250 of 1% of the average daily net assets of each Series up to and including $1 billion, and
 .214 of 1% of over $1 billion of each Series average daily net assets.


    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.


    Prudential Investment's Fixed Income Group includes the following sector team which may contribute towards security selection in addition to the sector team described in the prospectus (assets under management are as of December 31, 1999).



                                 MONEY MARKETS



    ASSETS UNDER MANAGEMENT: $36.0 billion.


    TEAM LEADER: Joseph Tully. GENERAL INVESTMENT EXPERIENCE: 16 years.


   PORTFOLIO MANAGERS: 9. AVERAGE GENERAL INVESTMENT EXPERIENCE: 10 years, which includes team members with significant mutual fund experience.


    SECTOR: High-quality, short-term securities, including both taxable and tax-exempt instruments.


    INVESTMENT STRATEGY: Focus is on safety of principal, liquidity and controlled risk.



CODE OF ETHICS



    The Board of Trustees of the Fund has adopted a Code of Ethics. In addition, the Manager, Subadviser and Distributor have each adopted a Code of Ethics (the "Codes"). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.


(b) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12b-1 PLANS


    Prudential Investment Management Services LLC (PIMS or the Distributor) Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. The Distributor is a subsidiary of Prudential.



    Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. The Distributor incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement, none of these expenses of distribution are reimbursed or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.


    The expenses incurred under the Plans include commissions and account servicing fees paid to or on account of brokers or financial institutions that have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares including lease, utility, communications and sales promotion expenses.

    Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


    The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.



    CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares of each Series. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares of each Series may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of each Series. The Distributor has contractually agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares of the Series for the fiscal year ending April 30, 2001. Fee waivers will increase the Series' total return.



    For the fiscal year ended April 30, 2000, the Distributor received payments of $1,267,219 and $609,392 from the Fund on behalf of the High Income Series and the Insured Series, respectively, under the Class A Plan and spent approximately $1,251,000 and $613,000 in distributing the High Income Series' and the Insured Series' Class A shares, respectively. These amounts were primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended April 30, 2000, the Distributor also received approximately $167,500 and $27,500 from the Fund on behalf of the High Income Series and the Insured Series, respectively, in initial sales charges attributable to Class A shares.



    CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund may pay the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to .50 of 1% and up to 1% of the average daily net asset of the Class B and Class C shares, respectively, of each Series. The Class B Plan provides for the payment to the Distributor of
(1) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares of each Series, and (2) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares of each Series, provided that the total distribution-related fee does not exceed .50 of 1% of each Series. The Class C Plan provides for the payment to the Distributor of (1) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares of each Series, and (2) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares of each Series. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, initial sales charges. The Distributor has contractually agreed to limit its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Series for the fiscal year ending April 30, 2001. Fee waivers will increase the Series' total return.

    CLASS B PLAN. For the fiscal year ended April 30, 2000, the Distributor received $2,799,395 and $655,259 from the Fund on behalf of the High Income Series and the Insured Series, respectively, under the Class B Plan. For the fiscal year ended April 30, 2000, the Distributor spent approximately the following amounts on behalf of each Series of the Fund:



                                                                                                                 APPROXIMATE
                      PRINTING AND                                                      COMPENSATION TO             TOTAL
                        MAILING                                                         DISTRIBUTOR FOR            AMOUNT
                    PROSPECTUSES TO          COMMISSION                                    COMMISSION             SPENT BY
                       OTHER THAN           PAYMENTS TO                                   PAYMENTS TO            DISTRIBUTOR
                        CURRENT              FINANCIAL             OVERHEAD COSTS       REPRESENTATIVES           ON BEHALF
      SERIES          SHAREHOLDERS    ADVISERS OF DISTRIBUTOR     OF DISTRIBUTOR*     AND OTHER EXPENSES*         OF SERIES
------------------  ----------------  ------------------------  --------------------  --------------------  ---------------------
High Income Series   $  0       (0%)  $1,876,661      (54.3%)   $1,388,537   (40.1%)  $193,839      (5.6%)       $3,459,037
Insured Series       $  0       (0%)  $  352,948      (64.0%)   $   79,449   (14.4%)  $119,426     (21.6%)       $  551,823


------------------------
* Including lease, utility and sales promotion expenses.


    The Distributor also receives the proceeds of contingent deferred sales charges paid by shareholders of Class B shares upon certain redemptions of Class B shares. See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)" in the Prospectus. For the fiscal year ended April 30, 2000, the Distributor received approximately $1,214,600 and $182,200 on behalf of the High Income Series and the Insured Series, respectively, in contingent deferred sales charges attributable to Class B shares.



    CLASS C PLAN. For the fiscal year ended April 30, 2000, the Distributor received $245,716 and $22,410 from the Fund on behalf of the High Income Series and the Insured Series, respectively, under the Class C Plan. For the fiscal year ended April 30, 2000, the Distributor spent approximately the following amounts on behalf of each Series of the Fund:



                                                                                                                 APPROXIMATE
                      PRINTING AND                                                      COMPENSATION TO             TOTAL
                        MAILING                                                         DISTRIBUTOR FOR            AMOUNT
                    PROSPECTUSES TO          COMMISSION                                    COMMISSION             SPENT BY
                       OTHER THAN           PAYMENTS TO                                   PAYMENTS TO            DISTRIBUTOR
                        CURRENT              FINANCIAL             OVERHEAD COSTS       REPRESENTATIVES           ON BEHALF
      SERIES          SHAREHOLDERS    ADVISERS OF DISTRIBUTOR     OF DISTRIBUTOR*     AND OTHER EXPENSES*         OF SERIES
------------------  ----------------  ------------------------  --------------------  --------------------  ---------------------
High Income Series   $  0       (0%)  $  183,538      (75.3%)   $   54,094   (22.2%)  $  6,134      (2.5%)       $  243,766
Insured Series       $  0       (0%)  $   14,377      (88.6%)   $    1,654   (10.2%)  $    197      (1.2%)       $   16,228


------------------------
* Including lease, utility and sales promotion expenses.


    For the fiscal year ended April 30, 2000 the Distributor also received approximately $99,900 and $2,700 on behalf of the High Income Series and the Insured Series, respectively, in initial sales charges attributable to Class C shares.



    The Distributor also receives the proceeds of contingent deferred sales charges paid by shareholders upon certain redemptions of Class C shares. See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)" in the Prospectus. For the fiscal year ended April 30, 2000, the Distributor received approximately $39,400 and $2,000 on behalf of the High Income Series and Insured Series, respectively, in contingent deferred sales charges attributable to Class C shares.


    Distribution expenses attributable to the sale of Class A, Class B and Class C shares of each Series are allocated to each such class based upon the ratio of each such class to the sales of Class A, Class B and Class C shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

    The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B or Class C Plan or on any agreement related to the Plans (Rule 12b-1 Trustees) cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Trustees in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.

    Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities law.

    In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

FEE WAIVERS/SUBSIDIES


    PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution fees for Class A and Class C shares as described above. Fee waivers and subsidies will increase the Fund's total return.


    NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of a Series may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of each Series of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

(c) OTHER SERVICE PROVIDERS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.


    Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830, serves as the transfer and dividend disbursing agent of the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $13.00 per shareholder account, a new account set-up fee of $2.00 for each manually established shareholder account and a monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.



    For the fiscal year ended April 30, 2000, the Fund incurred expenses of approximately $352,100 and $178,100 for the services of PMFS on behalf of the High Income Series and the Insured Series, respectively.


    PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

    The Manager is responsible for decisions to buy and sell securities and financial futures for each Series of the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Subadviser. Purchases and sales of securities on a securities exchange, which are not expected to be a significant portion of the portfolio securities of any Series, are effected through brokers who charge a commission for their services. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, the Distributor and its affiliates. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

    In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Fund will not deal with the Distributor or an affiliate in any transaction in which the Distributor or an affiliate acts as principal. Thus it will not deal in over-the-counter securities with the Distributor or an affiliate acting as a market-maker, and it will not execute a negotiated trade with the Distributor or an affiliate if the execution involves the Distributor or an affiliate acting as principal with respect to any part of the Fund's order.


    In placing orders for portfolio securities for the Fund, the Manager is required to give primary consideration to obtaining the best possible combination of favorable price and efficient execution. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. These research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. These services are used by the Manager in connection with all of its investment activities, and some of these services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing these services may be selected for the execution of transactions of these other accounts, whose aggregate assets may be far larger than the Fund, and the services furnished by the brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The policy of the Manager is to pay higher commissions to brokers, other than the Distributor or an affiliate, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than the Distributor or an affiliate in order to secure research and investment services described above, subject to review by the Fund's Trustees from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Fund's Trustees. Portfolio securities may not be purchased from any underwriting or selling syndicate of which the Distributor (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company
Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Series ability to pursue their present investment objectives. However, in the future in other circumstances, the Series may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.


    Subject to the above considerations, the Distributor or an affiliate may act as a securities broker or futures commission merchant for the Fund. In order for the Distributor or an affiliate to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the Distributor or an affiliate must not exceed certain rates set forth in the Investment Company Act and must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange during a comparable period of time. This standard would allow the Distributor or an affiliate to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the Distributor or an affiliate are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, the Distributor or an affiliate may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. The Distributor and its affiliates must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by the Distributor and its affiliates from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with the Distributor or an affiliate are also subject to such fiduciary standards as may be imposed upon the Distributor (or such affiliate) by applicable law.


    During the fiscal years ended April 30, 2000, 1999 and 1998, the Fund paid $59,115, $102,621 and $136,400, respectively, in brokerage commissions on certain options and/or futures transactions. No such brokerage commissions were paid to the Distributor or any affiliate thereof.

    The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company Act) and their parents at April 30, 2000. As of April 30, 2000, the Fund did not hold any securities of its regular brokers and dealers.


               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION


    The Fund is authorized to issue an unlimited number of shares of beneficial interest, divided into four classes, designated Class A, Class B, Class C and Class Z. Each class of beneficial interest with respect to each Series represents an interest in the same assets of the Series and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charge or distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, and (4) only Class B shares have a conversion feature. Class Z shares are offered exclusively for sale to a limited group of investors. Currently, the Fund is offering Class A, Class B, Class C and Class Z shares of beneficial interest. In accordance with the Fund's Declaration of Trust, the Board of Trustees may authorize the creation of additional series and classes within such series, which such preferences, privileges, limitations and voting and dividend rights as the Board may determine.


    Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class of each Series is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution and/or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each Series is entitled to its portion of all of the Series' assets after all debts and expenses of the Series have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

    The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% or more of the Fund's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

    Shares of each Series of the Fund may be purchased at a price equal to the next determined net asset value per share (NAV) plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A or Class C shares) or (2) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges. See "How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares" in the Prospectus.


    PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, fund, series, and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division. Attention: Prudential Municipal Bond Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the Series (Insured or High Income) and the class in which you are investing (Class A, Class B, Class C or Class Z shares).



    If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 p.m., New York time) on a business day, you may purchase shares of the Fund as of that day.



    In making a subsequent purchase by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Municipal Bond Fund, the Series (Insured or High Income) and Class A, Class B, Class C or
Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders using federal funds. The minimum amount which may be invested by wire is $1,000.

ISSUANCE OF FUND SHARES FOR SECURITIES

    Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or
(3) other acquisitions of portfolio securities that: (a) meet the investment objectives and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP


    Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 3%, Class C* shares are sold with a 1% sales charge, and Class B* and Class Z shares are sold at NAV. Using the Fund's NAV at April 30, 2000, the maximum offering prices of the Fund's shares are as follows:



                                                              HIGH INCOME   INSURED
                                                                SERIES       SERIES
CLASS A                                                       -----------   --------
Net asset value and redemption price per Class A share......     $10.22      $10.40
Maximum sales charge (3% of offering price).................        .32         .32
                                                                 ------      ------
Offering price to public....................................     $10.54      $10.72
                                                                 ======      ======

CLASS B
Net asset value, redemption price and offering price to
  public per Class B share*.................................     $10.22      $10.41
                                                                 ======      ======

CLASS C
Net asset value and redemption price per Class C share*.....     $10.22      $10.41
Sales charge (1% of offering price).........................        .10         .11
                                                                 ------      ------
Offering price to public....................................     $10.32      $10.52
                                                                 ======      ======

CLASS Z
Net asset value, offering price and redemption price per
  Class Z share.............................................     $10.21      $10.40
                                                                 ======      ======


------------------------

 * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)" in the Prospectus.


SELECTING A PURCHASE ALTERNATIVE


    The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:


    If you intend to hold your investment in a Fund for less than 3 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

    If you intend to hold your investment for more than 3 years, but more than 4 years, or for more than 5 years, but less than 6 years, you should consider purchasing Class A shares because that maximum 3% initial sales charge plus the cumulative annual distribution-related fee on Class A shares would be lower than: (i) the contingent deferred sales charge plus the cumulative annual distribution-related fee on Class B shares; and (ii) the 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares.

    If you intend to hold your investment for more than 4 years, but less than 5 years, you may consider purchasing Class A or Class B shares because: (i) the maximum 3% initial sales charge plus the cumulative annual distribution-related fee on Class A shares and (ii) the contingent deferred sales charge plus the cumulative annual distribution-related fee on Class B shares would be lower than the 1% initial sales charge plus the cumulative annual distribution-related fee on Class C shares.

    If you intend to hold your investment for more than 6 years and do not qualify for a reduced sales charge on Class A shares, since Class shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

    If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

    If you do not qualify for a reduced sales charge on Class A shares and your purchase Class C shares, your would have to hold your investment for more than 3 years for the 1% initial sales charge plus the higher cumulative annual distribution-related fee on the Class C shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment fluctuations in NAV, the effect on the return on the investment over this period of time or redemptions when the CDSC is applicable.


REDUCTION AND WAIVER OF INITIAL SALES CHARGE--CLASS A SHARES


    Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent by:


    - officers of the Prudential mutual funds (including the Fund)



    - employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent



    - employees of subadvisers of the Prudential mutual funds provided that purchases at NAV are permitted by such person's employer



    - members of the Board of Directors of Prudential



    - real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affilliates who maintain an account at Prudential Securities, Prusec or with the Transfer Agent



    - Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries



    - registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer



    - investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
      (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase



    - orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for the services (for example, mutual fund "wrap" or asset allocation programs)



    - orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket programs").


    Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


    For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charge is imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

REDUCTION AND WAIVER OF INITIAL SALES CHARGE--CLASS A SHARES



    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other series of the Fund or other Prudential mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares--Step 2: Choose a Share Class--Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.


    An eligible group of related Fund investors includes any combination of the following:


    - an individual



    - the individual's spouse, their children and their parents



    - the individual's and spouse's Individual Retirement Account (IRA)



    - any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners)



    - a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children



    - a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse


    - one or more employee benefit plans of a company controlled by an individual.

    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more retirement or group plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).


    The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.



    LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the investment, within a thirteen-month period, of a specific dollar amount in the Fund and other Prudential mutual funds (Letter of Intent).



    For purposes of the Letter of Intent, the value of all shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent or its affiliates, and through your broker, will not be aggregated to determine the reduced sales charge.



    A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the investor. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the investor's cost, can be applied to the fulfillment of the Letter of Intent goal.



    The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not satisfied within the thirteen-month period, the investor is required to pay the difference between the sales charges otherwise applicable to the purchases made during this period and the sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.


    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings.

CLASS B SHARES


    The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Redemptions of Class B shares may be subject to a CDSC. See "Contingent Deferred Sales Charge" below.


    The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

    The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES


    INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities; (2) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Prusec; and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify your broker if you are entitled to this waiver and provide it with such supporting documents as it may deem appropriate.


CLASS Z SHARES


    MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:



    - Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services



    - Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.


    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


    OTHER TYPES OF INVESTORS. Class Z shares currently also are available for purchase by the following categories of investors:



    - Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option



    - Current and former Directors/Trustees of the Prudential mutual funds (including the Fund)


    - Prudential, with an investment of $10 million or more.

    In connection with the sale of Class Z shares,the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.


    RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of Accumulation may be applied across the classes of the Prudential mutual funds. However, the value of shares held directly with the Transfer Agent and through the Distributor or a dealer will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "Risk/Return Summary--Evaluating Performance" in the Prospectus.



    The Distributor or the Transfer Agent must be notified at the time of purchase that the shareholder is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investors' holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.


SALE OF SHARES


    You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for the day (that is, 4:15 p.m., New York time) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.


    If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.


    In order to redeem shares, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19101, to the Distributor, or to your broker.



    SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or
(4) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request or stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquires of, any eligible guarantor institution. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.



    Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the written request and certificates, if issued, except as indicated below. If you hold shares through a broker payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times
(1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Securities and Exchange Commission (the Commission), by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.


    Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.


    REDEMPTION IN KIND. If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.



    INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Trustees may redeem all of the shares of any shareholder whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.



    90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest back into your account any portion or all of the proceeds of such redemption in shares of the same Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will on a PRO RATA basis). You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised, to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege may affect the federal tax treatment of the redemption.



CONTINGENT DEFERRED SALES CHARGE



    Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.



    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "Shareholder Investment Account--Exchange Privilege" below.


    The following table sets forth the rates of the CDSC applicable to redemption of Class B shares:


                                                    CONTINGENT DEFERRED SALES
                                                     CHARGE AS A PERCENTAGE
               YEAR SINCE PURCHASE                   OF DOLLARS INVESTED OR
                   PAYMENT MADE                        REDEMPTION PROCEEDS
--------------------------------------------------  -------------------------
First.............................................             5.0%
Second............................................             4.0%
Third.............................................             3.0%
Fourth............................................             2.0%
Fifth.............................................             1.0%
Sixth.............................................             1.0%
Seventh...........................................             None



    In determining whether a CDSC is applicable to redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Fund shares made during the preceding six years; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


    For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represent appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

    For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.


WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES



    The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.


    In addition, the CDSC will be waived on redemptions of shares held by Trustees of the Fund.

    You must notify the Fund's Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

    In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.


CATEGORY OF WAIVER                                    REQUIRED DOCUMENTATION
Death                                                 A copy of the shareholder's death certificate
                                                      or, in the case of a trust, a copy of the
                                                      grantor's death certificate, plus a copy of
                                                      the trust agreement identifying the grantor.

Disability - An individual will be considered         A copy of the Social Security Administration
disabled if he or she is unable to engage in          award letter or a letter from a physician on
any substantial gainful activity by reason of         the physician's letterhead stating that the
any medically determinable physical or mental         shareholder (or, in the case of a trust, the
impairment which can be expected to result in         grantor (a copy of the trust agreement
death or to be of long-continued and                  identifying the grantor will be required as
indefinite duration.                                  well)) is permanently disabled. The letter
                                                      must also indicate the date of disability.

    The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.


SYSTEMATIC WITHDRAWAL PLAN


    The CDSC will be waived (or reduced) on certain redemptions effected through the Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1998, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.


QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

    The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of a Series of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchased an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                                CONTINGENT DEFERRED SALES CHARGE AS A
                                                  PERCENTAGE OF DOLLARS INVESTED OR
                                                         REDEMPTION PROCEEDS
                                               ---------------------------------------
YEAR SINCE PURCHASE PAYMENT MADE               $500,001 TO $1 MILLION  OVER $1 MILLION
--------------------------------               ----------------------  ---------------
First........................................          3.0 %                 2.0%
Second.......................................          2.0 %                 1.0%
Third........................................          1.0 %                 0 %
Fourth and thereafter........................          0   %                 0 %

    You must notify the Fund's Transfer Agent either directly or through the Distributor, Prudential Securities, Prusec, or your Dealer, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

CONVERSION FEATURE--CLASS B SHARES

    Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

    Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

    For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

    Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

    For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

    The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Service Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS



    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received by the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check to the Transfer Agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to CDSC upon redemption.


EXCHANGE PRIVILEGE


    The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws.



    It is contemplated that the Exchange Privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.



    In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 8:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.


    If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.


    If you hold certificates, the certificates must be returned in order for the shares to be exchanged.



    You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.


    In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.


    CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential mutual funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential mutual funds participating in the exchange privilege.


    The following money market funds participate in the Class A exchange privilege:

       Prudential California Municipal Fund
         (California Money Market Series)
       Prudential Government Securities Trust
         (Money Market Series)
         (U.S. Treasury Money Market Series)
       Prudential Municipal Series Fund
         (Connecticut Money Market Series)
         (Massachusetts Money Market Series)
         (New Jersey Money Market Series)
         (New York Money Market Series)
       Prudential MoneyMart Assets, Inc.
       Prudential Tax-Free Money Fund, Inc.

    CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential mutual funds and shares of Prudential Special Money Market Fund, Inc., a money market mutual fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.



    Class B and Class C shares of the Fund may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being exchanged first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.


    At any time after acquiring shares of other funds participating in the Class B or Class C Exchange Privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares, respectively, of other funds without being subject to any CDSC.


    CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds.


    SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B and Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B and Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.

    Participants in any fee-based program for which a Series is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value.


    Additional details about the exchange privilege and prospectuses for each of the Prudential mutual funds are available from the Fund's Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares. See "How to Buy, Sell and Exchange Shares of the Fund--Frequent Trading" in the Prospectus.


DOLLAR COST AVERAGING

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

PERIOD OF
MONTHLY INVESTMENTS:                 $100,000       $150,000       $200,000       $250,000
--------------------                 --------       --------       --------       --------
25 years......................        $  110         $  165         $  220         $  275
20 years......................           176            264            352            440
15 years......................           296            444            592            740
10 years......................           555            833          1,110          1,388
 5 years......................         1,371          2,057          2,742          3,428
See "Automatic Investment Plan (AIP)" below.

------------------------------
    (1)Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees and room and board for the 1993-1994 academic year.
    (2)The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)


    Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a Series of the Fund by authorizing his or her bank account or Prudential Securities account (including a Command Account) to be debited to invest specified dollar amounts for subsequent investment into the Fund. The investor's bank must be a member of the Automatic Clearing House System.


    Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN


    A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class B or Class C shares may be subject to a CDSC. See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)" in the Prospectus.



    In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) systematic withdrawals may not be for less than $100 and (3) all dividends and/or distributions must be automatically reinvested in additional full and fractional shares of the Fund in order for the shareholder to participate in the plan. See "Automatic Reinvestment of Dividends and/or Distributions" above.



    The Distributor, the Transfer Agent or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.



    Systematic withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.



    Furthermore, each systematic withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, systematic withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to
(1) the purchase of Class A and Class C shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.

MUTUAL FUND PROGRAMS



    From time to time, the Fund may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are marketed with an investment theme, such as pursuit of greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.


    The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Adviser, Prudential/Pruco Securities Representative, or other Dealer concerning the appropriate blends of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE


    The NAV is the net worth of a Series (assets, including securities at value, minus liabilities) divided by the number of shares outstanding. NAV is calculated separately for each class. Under the Investment Company Act, the Trustees are responsible for determining in good faith the fair value of securities of each Series of the Fund. The Trustees have fixed the specific time of day for the computation of each Series' NAV to be at 4:15 p.m., New York time. In the event the New York Stock Exchange closes early on any business day, the NAV of the Series' shares shall be determined at a time between such closing and 4:15 p.m., New York time.



    Portfolio securities for which market quotations are readily available are valued at their bid quotations. Futures contracts are valued daily at 4:15 p.m., New York time, at market quotations provided by the Chicago Board of Trade. Under the Investment Company Act, the Trustees are responsible for determining in good faith the fair value of securities and other assets of the Fund for which market quotations are not readily available. Securities for which market quotations are not readily available are valued at fair value in accordance with procedures adopted by the Trustees. Under these procedures, the Manager values municipal securities on the basis of valuations provided by a pricing service which uses information with respect to transactions in securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. This service is furnished by Kenny-S&P, a division of J.J. Kenny Information Systems. Reliable market quotations generally are not readily available for purposes of valuing municipal securities. As a result, depending on the particular municipal securities owned by the Fund, it is likely that most of the valuations for such securities will be based upon fair value determined under the foregoing procedures. Short-term investments are valued at amortized cost if their original term to maturity was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their original term to maturity when acquired by the Fund was more than 60 days, unless this valuation is determined not to represent fair value by the Trustees.


    NAV is calculated separately for each class. As long as long as a Series declares dividends daily, the NAV of the Class A, Class B, Class C and Class Z shares of the Series will generally be the same. Series' dividends will differ by approximately the amount any distribution and/or service fee expense accrual differential among the classes.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS


    Each Series of the Fund is qualified as, intends to remain qualified as, and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code for the taxable year. In general, such election relieves each Series (but not its shareholders) from paying federal income tax on income which is distributed to shareholders, and permits net capital gains of the Series (that is, the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shares in the Series are held.



    Qualification of the Fund as a regulated investment company under the Internal Revenue Code requires, among other things, that (a) at least 90% of the annual gross income of each Series (without reduction for losses from the sale or other disposition of stock, securities, or foreign currency) be derived from interest, dividends, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or options thereof or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock or securities or currencies; (b) each Series diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the assets of the Series is represented by cash, U.S. Government securities and other stock or securities limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the assets of the Series and 10% of the outstanding voting securities of the issuer, and
(ii) not more than 25% of the value of the assets of the Series is invested in the securities of any one issuer (other than U.S. Government securities); and
(c) each Series distribute to its shareholders at least 90% of each of (i) its net tax-exempt interest income and (ii) its net investment income and net short-term capital gains (that is, the excess of net short-term capital gains over net long-term capital losses) in each year.



    Qualification as a regulated investment company will be determined at the level of each Series and not at the level of the Fund. Accordingly, the determination of whether any particular Series qualifies as a regulated investment company will be based on the activities of that Series, including the purchases and sales of securities and the income received and expenses incurred in that Series. Net capital gains of a Series which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of that Series.


    Subchapter M permits the character of tax-exempt interest distributed by a regulated investment company to flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt for federal income tax purposes. Distributions to shareholders of tax-exempt interest earned by any Series of the Fund for the taxable year are generally not subject to federal income tax (see the discussion of the alternative minimum tax below). Distributions of taxable net investment income (including market discount on municipal obligations) and of the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

    The federal alternative minimum tax may affect corporations and other shareholders in the Fund. Interest on certain categories of tax-exempt obligations (that is, most private activity bonds issued after August 7, 1986) will constitute a preference item for purposes of the alternative minimum tax. Each Series has invested in such obligations and, therefore, receives interest that will be treated as a preference item. Preference items received by a Series will be allocated between the Series and its shareholders. It is possible that a Series will incur some liability under the alternative minimum tax to the extent preference items are allocated to it. Corporate shareholders in any of the Series will also have to take into account interest on all municipal obligations for purposes of the adjustment for current earnings for alternative minimum tax purposes.

    The alternative minimum tax is a tax equal to 20% of a corporation's so-called alternative minimum taxable income and 26% of a non-corporate taxpayer's so-called alternative minimum taxable income up to $175,000 and 28% of such income in excess of $175,000. Individual taxpayers may reduce their alternative minimum taxable income by a standard exemption amount of $45,000 ($33,750 if filing singly), although the exemption amount is reduced for taxpayers with adjusted gross incomes of more than $150,000 ($112,500 if filing singly). Alternative minimum taxable income is determined by adding to the taxpayer's regularly-computed taxable income items of tax preference and certain other adjustments. All shareholders should consult their tax advisers to determine whether their investment in the Fund will cause them to incur liability for the alternative minimum tax.


    For the fiscal year ended April 30, 2000, the Fund had net capital loss carryforwards of approximately $26,590,300 and $2,919,000 for the High Income Series and the Insured Series, respectively. No capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of the aggregate of such amounts. In addition, the High Income Series and the Insured Series elected to treat net realized capital losses of approximately $9,439,600 and $1,784,400, respectively, incurred in the year ended April 30, 2000, as having been incurred in the following year.


    Each Series may purchase debt securities (such as zero coupon bonds) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by the Series and therefore is subject to the distribution requirements of the Internal Revenue Code. Because the original issue discount income earned by the Series in a taxable year may not be represented by cash income, the Series may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements.

    Special rules will apply to futures contracts and options thereon in which the Series invest. These investments will generally constitute "Section 1256 contracts" and will be required to be "marked to market" for federal income tax purposes at the end of each Series' taxable year; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on such "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.


    Each Series' gains and losses on the sale, lapse, or other termination of call options it holds on financial futures contracts will generally be treated as gains and losses from the sale of financial futures contracts. If call options written by a Series expire unexercised, the premiums received by the Series give rise to short-term capital gains at the time of expiration. Each Series may also have short-term gains and losses associated with closing transactions with respect to call options written by them. If call options written by a Series are exercised, the selling price of the financial futures contract is increased by the amount of the premium received by the Series, and the character of the capital gain or loss on the sale of the futures contract depending on the contract's holding period.

    Upon the exercise of a put held by a Series, the premium initially paid for the put is offset against the amount received for the futures contract, bond or note sold pursuant to the put thereby decreasing any gain (or increasing any loss) realized on the sale. Generally, such gain or loss is capital gain or loss, the character of which depends on the holding period of the futures contract, bond or note. However, in certain cases in which the put is not acquired on the same day as the underlying securities identified to be used in the put's exercise, gain on the exercise, sale or disposition of the put is short-term capital gain. If a put is sold prior to exercise, any gain or loss recognized by a Series would be capital gain or loss, depending on the holding period of the put. If a put expires unexercised, a Series would realize short-term or long-term capital loss, the character of which depends on the holding period of the put, in an amount equal to the premium paid for the put. In certain cases in which the put and securities identified to be used in its exercise are acquired on the same day, however, the premium paid for the unexercised put is added to the basis of the identified securities.

    Distributions of taxable net investment income and of the excess of net short-term capital gains over net long-term capital losses are taxable to shareholders as ordinary income. None of the income distributions of a Series will be eligible for the deduction for dividends received by corporations.


    Any net capital gains (that is, the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals with respect to capital gains recognized by a Series is 20%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.


    If any net capital gains are retained by a Series for investment, requiring federal income taxes to be paid thereon by the Series, the Series will elect to treat these capital gains as having been distributed to shareholders. As a result, these amounts will be taxed to shareholders as capital gains, and shareholders will be able to claim their proportionate share of the federal income taxes paid by the Series on the gains as a credit against their own federal income tax liabilities and will be entitled to increase the adjusted tax basis of their shares in that Series by the difference between their PRO RATA share of such gains and their tax credit.

    Distributions of taxable net investment income and net capital gains will be taxable as described above, whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of the applicable Series of the Fund on the distribution date.

    Any gain or loss realized upon a sale or redemption of shares of a Series by a shareholder who is not a dealer in securities will be treated as capital gain or loss. Any such capital gain or loss will be treated as a long-term capital gain or loss if the shares were held for more than 12 months.

    Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

    Any short-term capital loss realized upon the sale or redemption of shares within six months (or such shorter period as may be established by Treasury regulations) from the date of purchase of such shares and following receipt of an exempt-interest dividend will be disallowed to the extent of such tax-exempt dividend. Any loss realized upon the redemption of shares within 6 months from the date of purchase of the shares and following receipt of a capital gain distribution from the sale of assets held more than 12 months will be treated as long-term capital loss to the extent of the capital gain distribution.

    Interest on indebtedness and other expenses incurred by shareholders to purchase or carry shares of the Fund will generally not be deductible for federal income tax purposes under Section 265 of the Internal Revenue Code. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are considered to be used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

    Persons holding certain municipal obligations who are also substantial users (or persons related thereto) of facilities financed by such obligations may not exclude interest on such obligations from their gross income. No investigation as to the users of the facilities financed by municipal obligations in the portfolios of the Series has been made by the Fund. Potential investors should consult their tax advisers with respect to this matter before purchasing shares of the Fund.

    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain state and municipal obligations. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of state or municipal obligations for investment by each Series of the Fund and the value of portfolio securities held by the Series would be affected. In addition, each Series of the Fund would reevaluate its investment objective and policies.

    All distributions of taxable net investment income and net capital gains, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. In addition, each shareholder must disclose on his or her return the amount of tax-exempt dividends received from the Fund. Under federal income tax law, each Series of the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of shares of such Series, except in the case of certain exempt shareholders. Further, all such distributions and proceeds from the redemption or exchange of shares may be subject to withholding of federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish the appropriate Series of the Fund with their taxpayer identification numbers on IRS Form W-9 and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

    Each Series is required under the Internal Revenue Code to distribute 98% of its ordinary income in the same calendar year in which it is earned. Each Series is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year. In addition, the Series must distribute during the calendar year any undistributed ordinary income and undistributed capital gain net income from the prior year or the 12 month period ending on October 31 of such prior calendar year, respectively. To the extent it does not meet these distribution requirements, a Series will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Series pays income tax is treated as distributed.


    Under certain circumstances, a shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.


    Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

    Each Series may be subject to state or local tax in certain other states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of a Series and of its shareholders with respect to distributions by such Series may differ from federal tax treatment. The exemption of interest income for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority. Each Series will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income on municipal obligations received by such Series during the preceding year and on other aspects of the federal income tax status of distributions made by such Series. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes.

    The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for each Class of shares. The per share dividends on Class A shares will be lower than the per share dividends on Class Z shares, since Class Z shares bear no distribution-related fee.

                            PERFORMANCE INFORMATION

    YIELD. Each Series may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing a Series' net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                       a - b
YIELD = 2[(          ---------    +1)TO THE POWER OF 6 - 1]
                         cd

Where:  a = dividends and interest earned during the period.
        b = expenses accrued for the period.
        c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
        d = the maximum offering price per share on the last day of the period.

    Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.


    The yield for the 30 days ended April 30, 2000 was 5.56% and 4.32% for Class A shares of the High Income Series and Insured Series, respectively. The yield for the 30 days ended April 30, 2000 was 5.48% and 4.25% for Class B shares of the High Income Series and Insured Series, respectively. The yield for the 30 days ended April 30, 2000 was 5.18% and 3.95% for Class C shares of the High Income Series and Insured Series, respectively. The yield for the 30 days ended April 30, 2000 was 5.99% and 4.75% for Class Z shares of the High Income Series and Insured Series, respectively.



    Each Series may also calculate the tax equivalent yield over a 30-day period. The tax equivalent yield will be determined by first computing the yield as discussed above. The Series will then determine what portion of that yield is attributable to securities, the income of which is exempt for federal income tax purposes. This portion of the yield will then be divided by one minus 39.6% (the assumed maximum tax rate for individual taxpayers not subject to alternative minimum tax) and then added to the portion of the yield that is attributable to other securities. For the 30 days ended April 30, 2000, the tax equivalent yield for the Class A shares of the High Income Series and Insured Series was 9.21% and 7.15%, respectively. For the 30 days ended April 30, 2000, the tax equivalent yield for the Class B shares of the High Income Series and Insured Series was 9.07% and 7.04%, respectively. For the 30 days ended April 30, 2000, the tax equivalent yield for the Class C shares of the High Income Series and Insured Series was 8.58% and 6.51%, respectively. For the 30 days ended
April 30, 2000, the tax equivalent yield for the Class Z shares of the High Income Series and Insured Series was 9.92% and 7.86%, respectively.


    The following chart shows the tax-equivalent yield of an investment at varying rates:

                                    A TAX-EXEMPT YIELD OF:
            3.5%       4.0%       4.5%       5.0%       5.5%         6%        6.5%
FEDERAL
TAX RATE                     IS EQUIVALENT TO A TAXABLE RATE OF:
     28%   4.86%      5.56%      6.25%      6.94%      7.64%      8.33%       9.03%
     31%   5.07%      5.80%      6.52%      7.25%      7.97%      8.70%       9.42%
   39.6%   5.79%      6.62%      7.45%      8.28%      9.11%      9.93%      10.76%

    Income earned on this portfolio could be subject to the federal alternative minimum tax. The above information is for illustrative purposes only and is not intended to imply actual performance.

    AVERAGE ANNUAL TOTAL RETURN. Each Series may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "Risk/Return Summary--Evaluating Performance" in the Prospectus.

    Average annual total return is computed according to the following formula:

                         P(1+T) TO THE POWER OF n = ERV
Where: P = a hypothetical initial payment of $1000.
       T = average annual total return.
       n = number of years.
       ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods
             (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.


    Average annual total return assumes reinvestment of all dividends and distributions and takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.



    The average annual total return and subsidy/waiver adjusted average annual total return of the Class A shares for the one, five and ten year periods ended April 30, 2000 were as follows:



                                                                               SUBSIDY/WAIVER
                                                                                  ADJUSTED*
                                                                  -----------------------------------------
                                        FIVE YEARS                                  FIVE YEARS
                         TEN YEARS        ENDED      YEAR ENDED      TEN YEARS        ENDED      YEAR ENDED
                      ENDED APRIL 30,   APRIL 30,    APRIL 30,    ENDED APRIL 30,   APRIL 30,    APRIL 30,
SERIES                     2000            2000         2000           2000            2000         2000
------                ---------------   ----------   ----------   ---------------   ----------   ----------
High Income Series         6.31%          4.61%        (6.21)%         6.36%          4.66%        (6.21)%
Insured Series             6.16%          4.33%        (5.31)%         6.23%          4.37%        (5.31)%



    The average annual total return and subsidy/waiver adjusted average annual total return of the Class B shares for the one, five and ten year periods ended April 30, 2000 were as follows:



                                                                        SUBSIDY/WAIVER
                                                                          ADJUSTED*
                                                             ------------------------------------
                      TEN YEARS    FIVE YEARS                TEN YEARS    FIVE YEARS
                        ENDED        ENDED      YEAR ENDED     ENDED        ENDED      YEAR ENDED
                      APRIL 30,    APRIL 30,    APRIL 30,    APRIL 30,    APRIL 30,    APRIL 30,
SERIES                   2000         2000         2000         2000         2000         2000
------                ----------   ----------   ----------   ----------   ----------   ----------
High Income Series      6.22%        4.73%        (8.55)%      6.27%        4.77%        (8.55)%
Insured Series          6.09%        4.42%        (7.62)%      6.14%        4.46%        (7.62)%



    The average annual total return and subsidy/waiver adjusted average annual total return from inception of the Class C shares (August 1, 1994) and for the one and five year periods ended April 30, 2000 were as follows:



                                                                        SUBSIDY/WAIVER
                                                                          ADJUSTED*
                                                             ------------------------------------
                                   FIVE YEARS      YEAR                   FIVE YEARS
                                     ENDED        ENDED                     ENDED      YEAR ENDED
                         FROM      APRIL 30,    APRIL 30,       FROM      APRIL 30,    APRIL 30,
SERIES                INCEPTION       2000         2000      INCEPTION       2000         2000
------                ----------   ----------   ----------   ----------   ----------   ----------
High Income Series      4.53%        4.43%        (5.75)%      4.57%        4.47%        (5.75)%
Insured Series          4.29%        4.12%        (4.83)%      4.32%        4.16%        (4.83)%

    The average annual total return and subsidy/waiver adjusted average annual total return from inception of the Class Z shares (September 16, 1996) and for the one year ended April 30, 2000 were as follows:



                                                    SUBSIDY/WAIVER
                                                       ADJUSTED*
                                      YEAR      -----------------------
                                     ENDED                   YEAR ENDED
                         FROM      APRIL 30,       FROM      APRIL 30,
SERIES                INCEPTION       2000      INCEPTION       2000
------                ----------   ----------   ----------   ----------
High Income Series      4.60%        (3.07)%      4.66%        (3.07)%
Insured Series          4.43%        (2.13)%      4.46%        (2.13)%



    * With respect to the High Income Series, effective June 1, 1999, the Manager discontinued its voluntary waiver of its management fee of .05 of 1% of the High Income Series' average daily net assets. With respect to the Insured Series, effective September 1, 1997, the Manager discontinued its voluntary waiver of its management fee of .05 of 1% of the Insured Series' average daily net assets.



    AGGREGATE TOTAL RETURN. Each Series may also advertise its aggregate total return. Aggregate annual total return is determined separately for Class A, Class B, Class C and Class Z shares.


    Aggregate total return represents the cumulative change in the value of an investment in a Series and is computed according to the following formula:
                                    ERV - P
                                    -------
                                       P

Where: P = a hypothetical initial payment of $1000.
       ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods
             (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charge.


    The aggregate total return and subsidy/waiver adjusted aggregate total return of the Class A shares for the one, five and ten year periods ended April 30, 2000 were as follows:



                                                                      SUBSIDY/WAIVER
                                                                         ADJUSTED*
                                                            -----------------------------------
                      TEN YEARS   FIVE YEARS                TEN YEARS   FIVE YEARS
                        ENDED       ENDED      YEAR ENDED     ENDED       ENDED      YEAR ENDED
                      APRIL 30,   APRIL 30,    APRIL 30,    APRIL 30,   APRIL 30,    APRIL 30,
SERIES                  2000         2000         2000        2000         2000         2000
------                ---------   ----------   ----------   ---------   ----------   ----------
High Income Series     90.10%       29.18%       (3.31)%     90.92%       29.43%       (3.31)%
Insured Series         87.48%       27.40%       (2.38)%     82.76%       27.65%       (2.38)%



    The aggregate total return and subsidy/waiver adjusted aggregate total return of the Class B shares for the one, five and ten year periods ended April 30, 2000 were as follows:



                                                                        SUBSIDY/WAIVER
                                                                          ADJUSTED*
                                                             ------------------------------------
                      TEN YEARS    FIVE YEARS                TEN YEARS    FIVE YEARS
                        ENDED        ENDED      YEAR ENDED     ENDED        ENDED      YEAR ENDED
                      APRIL 30,    APRIL 30,    APRIL 30,    APRIL 30,    APRIL 30,    APRIL 30,
SERIES                   2000         2000         2000         2000         2000         2000
------                ----------   ----------   ----------   ----------   ----------   ----------
High Income Series      82.89%       27.00%       (3.55)%      83.61%       27.25%       (3.55)%
Insured Series          80.66%       25.13%       (2.62)%      81.54%       25.37%       (2.62)%

    The aggregate total return and subsidy/waiver adjusted aggregate total return from inception of the Class C shares (August 1, 1994) and for the one and five year periods ended April 30, 2000 were as follows:



                                                                        SUBSIDY/WAIVER
                                                                          ADJUSTED*
                                                             ------------------------------------
                                   FIVE YEARS                             FIVE YEARS
                                     ENDED      YEAR ENDED                  ENDED      YEAR ENDED
                         FROM      APRIL 30,    APRIL 30,       FROM      APRIL 30,    APRIL 30,
SERIES                INCEPTION       2000         2000      INCEPTION       2000         2000
------                ----------   ----------   ----------   ----------   ----------   ----------
High Income Series      30.33%       25.43%       (3.79)%      30.60%       25.68%       (3.79)%
Insured Series          28.56%       23.58%       (2.86)%      28.81%       23.82%       (2.86)%



    The aggregate total return and subsidy/waiver adjusted aggregate total return from inception of the Class Z shares (September 16, 1996) and for the one year ended April 30, 2000 were as follows:



                                                    SUBSIDY/WAIVER
                                                       ADJUSTED*
                                                -----------------------
                                   YEAR ENDED                YEAR ENDED
                         FROM      APRIL 30,       FROM      APRIL 30,
SERIES                INCEPTION       2000      INCEPTION       2000
------                ----------   ----------   ----------   ----------
High Income Series      17.69%       (3.07)%      17.93%       (3.07)%
Insured Series          17.00%       (2.13)%      17.11%       (2.13)%



    * With respect to the High Income Series, effective June 1, 1999, the Manager discontinued its voluntary waiver of its management fee of .05 of 1% of the High Income Series' average daily net assets. With respect to the Insured Series, effective September 1, 1997, the Manager discontinued its voluntary waiver of its management fee of .05 of 1% of the Insured Series' average daily net assets.



    ADVERTISING. Advertising materials for each Series may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Series' manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for each Series' also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.



    From time to time, advertising materials for each Series' may include information concerning retirement and investing for retirement, may refer to the approximate number of Series' shareholders and may refer to Lipper rankings or Morningstar ratings, other related analyses supporting those ratings, other industry publications, business periodicals and market indices. In addition, advertising materials may reference studies or analyses performed by the Manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.

    From time to time, the performance of a Series may be measured against various indexes. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PERFORMANCE
COMPARISON OF
DIFFERENT
TYPES OF INVESTMENTS
OVER THE LONG TERM
(12/31/1925-12/31/1999)
-----------------------
COMMON STOCKS            11.2%
LONG-TERM GOVT. BONDS     5.3%
INFLATION                 3.1%

------------------------

(1)Source: Ibbotson Associates. Used with permission. All rights reserved.
           Common stock returns are based on the Standard and Poor's 500 Composite Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

       PRUDENTIAL MUNICIPAL BOND FUND      High Income Series
             Portfolio of Investments as of April 30, 2000

                                   MOODY'S                              PRINCIPAL
                                   RATING        INTEREST    MATURITY   AMOUNT           VALUE
DESCRIPTION (a)                    (UNAUDITED)   RATE        DATE       (000)            (NOTE 1)
------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  98.7%
------------------------------------------------------------------------------------------------------------
ALASKA  1.2%
Valdez Alaska Marine Terminal
 Rev.                              Aa2           5.85%       8/01/25    $   12,500       $   11,959,250
-------------------------------------------------------------------------------------------------------
ARIZONA  2.2%
Coconino Cnty. Pol. Ctrl. Corp.
 Rev.
 Tucson Elec. Pwr., Navajo A,
 A.M.T.                            Ba3           7.125       10/01/32        5,000            4,903,000
 Tucson Elec. Pwr., Navajo B       Ba3           7.00        10/01/32        1,700            1,676,302
Pima Cnty. Ind. Dev. Auth.,
 Multifam. Mtge. Rev., La Cholla
 Proj., A.M.T.                     NR            8.50        7/01/20         9,450           10,152,513
 Tuscon Elec. Pwr. Co., Ser. A,
 A.M.T.                            Ba3           6.10        9/01/25         2,000            1,745,100
 Tuscon Elec. Pwr. Co., Ser. B,
 A.M.T.                            Ba3           6.00        9/01/29         4,250            3,723,042
                                                                                         --------------
                                                                                             22,199,957
-------------------------------------------------------------------------------------------------------
ARKANSAS  1.1%
Northwest Arkansas Reg'l. Arpt.
 Auth.
 Rev., A.M.T.                      NR            7.00        2/01/10         3,000            3,001,650
 Rev., A.M.T.                      NR            7.625       2/01/27         8,400            8,486,184
                                                                                         --------------
                                                                                             11,487,834
-------------------------------------------------------------------------------------------------------
CALIFORNIA  9.0%
Abag Fin. Auth. For Nonprofit
 Corps. Ref. Amer. Baptist
 Homes., Ser. A                    BBB(b)        6.20        10/01/27        3,200            2,824,384
Corona Ctfs. of Part., Vista
 Hosp. Sys. Inc., Ser. C           NR            6.45        7/01/11        10,000            9,043,400
Delano Ctfs. of Part., Reg'l.
 Med. Ctr., Ser. A                 AAA(b)        9.25        1/01/22         6,530(c)         7,357,678
Foothill / Eastern Transp.
 Corridor Agcy, Toll Rd. Rev.      Baa3          Zero        1/15/28        11,700            5,985,252

                                               See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      High Income Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   MOODY'S                              PRINCIPAL
                                   RATING        INTEREST    MATURITY   AMOUNT           VALUE
DESCRIPTION (a)                    (UNAUDITED)   RATE        DATE       (000)            (NOTE 1)
------------------------------------------------------------------------------------------------------------
Lincoln Impvt. Bond Act 1915,
 Pub. Fin.Auth.,Twelve Bridges     NR            6.20%       9/02/25    $    3,975       $    3,757,766
Long Beach Redev. Agcy. Hsg.,
 Multifam. Hsg. Rev., Pacific
 Court Apts.                       NR            Zero        9/01/23         6,195(e)         3,840,900
 Multifam. Hsg. Rev., Pacific
 Court Apts., Issue B              NR            Zero        9/01/13         3,805(e)         2,359,100
Los Angeles Reg'l. Arpts. Impvt.
 Corp., Cont. Air Sublease,
 A.M.T.                            NR            9.25        8/01/24        10,095           11,261,275
Orange Cnty. Cmnty. Loc. Trans.
 Auth., Reg. Linked Savrs. & Ribs  Aa3           6.20        2/14/11         7,000            7,583,520
Richmond Redev. Agcy. Rev.,
 Multifam. Bridge Affordable Hsg.  NR            7.50        6/01/23        10,000           10,088,600
Roseville Joint Union H.S. Dist.,
 Ser. B, F.G.I.C.                  Aaa           Zero        8/01/11         1,440              789,509
 Ser. B, F.G.I.C.                  Aaa           Zero        8/01/14         2,220            1,001,686
Sacramento City Fin. Auth. Rev.,
 Tax Alloc., M.B.I.A.              Aaa           Zero        11/01/15        5,695            2,364,222
San Joaquin Hills Trans. Corr.
 Agcy.,
 Toll Rd. Rev.                     Aaa           Zero        1/01/14         8,420            3,945,865
 Toll Rd. Rev.                     Aaa           Zero        1/01/25        10,000            2,292,100
San Luis Obispo Ctfs. of Part.,
 Vista Hosp. Sys., Inc.            NR            6.45        7/01/29         4,000            3,451,800
Santa Margarita/Dana Point Auth.,
 Impvt. Dist.
 Rites Pennsylvania 644F           NR            13.071      8/01/13           660(c)         1,050,271
 Rites Pennsylvania 664E           NR            13.071      8/01/12         1,000(c)         1,562,500
Vallejo Ctfs. of Part., Touro
 Univ.                             Ba2           7.375       6/01/29         3,500            3,446,940
Victor Valley Union H.S. Dist.,
 Gen. Oblig., M.B.I.A.             Aaa           Zero        9/01/12         3,605            1,858,738
 Gen. Oblig., M.B.I.A.             Aaa           Zero        9/01/14         4,740            2,146,699
 Gen. Oblig., M.B.I.A.             Aaa           Zero        9/01/16         3,990            1,587,501
                                                                                         --------------
                                                                                             89,599,706

See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      High Income Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   MOODY'S                              PRINCIPAL
                                   RATING        INTEREST    MATURITY   AMOUNT           VALUE
DESCRIPTION (a)                    (UNAUDITED)   RATE        DATE       (000)            (NOTE 1)
------------------------------------------------------------------------------------------------------------
COLORADO  4.2%
Black Hawk Co. Bus. Impvt. Dist.   NR            7.75%       12/01/19   $    5,285       $    5,420,560
Denver Urban Ren. Auth. Tax,
 Inc. Rev.                         NR            7.50        9/01/04         2,840            2,967,346
 Inc. Rev.                         NR            7.75        9/01/16         4,000            4,231,200
Denver Co. Hlth. & Hosp. Rev.,
 Ser. A                            Baa2          5.375       12/01/28        5,000            3,887,650
Lake Creek Affordable Hsg. Corp.
 Multifam. Rev.,
 Ser. A                            NR            6.25        12/01/23       12,995           11,890,295
 Ser. B                            NR            7.00        12/01/23        1,035              956,630
San Migual Cnty., Mountain Vlge.
 Met. Dist.                        NR            8.10        12/01/11        2,160(c)         2,342,369
San Migual Cnty., Mountain Vlge.
 Met. Dist.                        NR            8.10        12/01/11        1,040            1,110,980
Superior Met. Dist. No. 1, Wtr. &
 Swr. Rev.                         NR            8.50        12/01/13        8,195            9,358,034
                                                                                         --------------
                                                                                             42,165,064
-------------------------------------------------------------------------------------------------------
CONNECTICUT  1.8%
Connecticut St. Dev. Auth.,
 Mystic Marinelife Aquarium Proj.
 Rev.                              NR            7.00        12/01/27        2,000            1,968,400
Connecticut St. Dev. Auth. Poll.
 Ctl. Rev., Ref. Connecticut
 Light & Pwr., A.M.T.              Ba1           5.95        9/01/28         9,000            8,053,380
Connecticut St. Dev. Auth. Swr.,
 Netco Waterbury Ltd.              NR            9.375       6/01/16         7,300            8,136,069
                                                                                         --------------
                                                                                             18,157,849
-------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA  1.1%
Dist. of Columbia Ref., Ser. B.,
 M.B.I.A.                          Aaa           6.00        6/01/20         2,000            2,049,360
Dist. of Columbia Rev., Nat'l.
 Public Radio                      NR            7.625       1/01/18         8,800            9,048,248
                                                                                         --------------
                                                                                             11,097,608

                                               See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      High Income Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   MOODY'S                              PRINCIPAL
                                   RATING        INTEREST    MATURITY   AMOUNT           VALUE
DESCRIPTION (a)                    (UNAUDITED)   RATE        DATE       (000)            (NOTE 1)
------------------------------------------------------------------------------------------------------------
FLORIDA  6.2%
Bayside Impt. Cmnty. Dev. Dist.,
 Ser. B                            NR            6.375%      5/01/18    $    1,370       $    1,267,305
Crossings at Fleming Island
 Cmnty. Dev. Dist., Clay City      NR            8.25        5/01/16         7,375            7,976,947
Florida Hsg. Fin. Agcy., Palm
 Aire Proj., Multifam. Mtge.
 Rev., A.M.T.                      NR            Zero        1/01/20         8,561(e)         8,561,450
Florida Hsg. Fin. Corp. Rev.,
 Cypress Trace Apts., Ser. G,
 A.M.T.                            NR            6.60        7/01/38         4,750            4,467,185
 Westchase Apts., Ser. B, A.M.T.   NR            6.61        7/01/38         4,000            3,766,720
Martin Cnty. Ind. Dev. Auth.
 Rev., Indiantown Cogen. Proj.,
 Ser. A, A.M.T.                    Baa3          7.875       12/15/25       13,000           13,041,860
No. Springs Impvt. Dist. Wtr.
 Mgt.,
 Ser. A                            NR            8.20        5/01/24         1,885(c)         2,068,882
 Ser. A                            NR            8.30        5/01/24         1,660            1,759,484
Northern Palm Beach Cnty. Impvt.
 Ref., Wtr. Ctl. & Impvt. Unit
 Dev.                              NR            6.00        8/01/10         2,815            2,710,479
Orlando & Orange Cntys. Exprswy.
 Auth. Rev.                        Aaa           5.00        7/01/28         2,000            1,732,680
Orlando Util. Comm., Wtr. & Elec.
 Rev., Ser. D                      Aa2           6.75        10/01/17        2,000            2,255,940
Palm Beach Cnty. Hsg. Auth.,
 Banyan Club Apts.                 NR            7.75        3/01/23         4,345            4,551,301
Sarasota Hlth. Facs., Kobernick
 Hsg. Meadow Park Proj.            Aaa           10.00       7/01/22         6,705(c)         7,476,544
                                                                                         --------------
                                                                                             61,636,777
-------------------------------------------------------------------------------------------------------
GEORGIA  3.6%
Atlanta Arpt. Facs. Rev.,
 M.B.I.A., A.M.T.                  Aaa           Zero        1/01/10         2,000            1,117,960
Augusta Georgia Hsg. Auth.,
 Emerald Coast Hsg., Ser. A        NR            7.50        8/01/34         8,400            7,993,608

See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      High Income Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   MOODY'S                              PRINCIPAL
                                   RATING        INTEREST    MATURITY   AMOUNT           VALUE
DESCRIPTION (a)                    (UNAUDITED)   RATE        DATE       (000)            (NOTE 1)
------------------------------------------------------------------------------------------------------------
Effingham Cnty. Dev. Auth., Ft.
 Howard Corp.                      Baa2          7.90%       10/01/05   $   10,000       $   10,249,700
Henry Cnty. Wtr. & Swr. Auth.
 Rev., A.M.B.A.C.                  Aaa           6.15        2/01/20         3,000            3,169,500
Private Colls. & Univs. Auth.
 Georgia Rev., Emory Univ. Proj.,
 Ser. A                            Aa1           5.50        11/01/31        5,000            4,746,700
Rockdale Cnty. Dev. Auth., Solid
 Wste. Disp. Rev.                  NR            7.50        1/01/26         8,100            8,247,987
                                                                                         --------------
                                                                                             35,525,455
-------------------------------------------------------------------------------------------------------
ILLINOIS  6.5%
Chicago Brd. of Edl., Cap.
 Apprec. Schl. Ref., Ser. A,
 F.G.I.C.                          Aaa           Zero        12/01/20        5,745            1,640,542
Chicago O'Hare Int'l. Arpt.,
 Amer. Airlines Proj., Ser. B      Baa1          8.20        12/01/24        1,000            1,089,690
 United Airlines, Ser. B, A.M.T.   Baa3          8.45        5/01/07         6,000            6,129,780
 United Airlines, Ser. B           Baa2          8.85        5/01/18         2,520            2,624,883
 United Airlines, Ser. B, A.M.T.   Baa3          8.50        5/01/18         6,500            6,639,425
 United Airlines, Ser. B, A.M.T.   Baa2          8.95        5/01/18         2,175            2,265,480
Chicago Pub. Bldg. Comm. Rev.,
 Ser. A, M.B.I.A.                  Aaa           7.00        1/01/20         6,530            7,462,288
Hennepin Ind. Dev. Rev.,
 Exolon-Esk Co. Proj.              NR            8.875       1/01/18         7,800            8,323,692
Illinois Dev. Fin. Auth. Solid
 Wste Disp. Rev.,                  Ba1           5.05        1/01/10         4,000            3,341,120
Illinois St. Hlth. Facs. Auth.
 Rev.,
 Midwest Physician Group Ltd.
 Proj.                             BBB-(b)       8.10        11/15/14        2,935(c)         3,298,060
 Midwest Physician Group Ltd.
 Proj.                             BBB-(b)       8.125       11/15/19        3,285(c)         3,719,868
Kane & De Kalb Cntys. Sch.,
 Dist. No. 301, Cap. Apprec.,
 A.M.B.A.C.                        Aaa           Zero        12/01/11        3,360            1,761,379
 Dist. No. 301, Cap. Apprec.,
 A.M.B.A.C.                        Aaa           Zero        12/01/13        4,065            1,876,242

                                               See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      High Income Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   MOODY'S                              PRINCIPAL
                                   RATING        INTEREST    MATURITY   AMOUNT           VALUE
DESCRIPTION (a)                    (UNAUDITED)   RATE        DATE       (000)            (NOTE 1)
------------------------------------------------------------------------------------------------------------
Metropolitan Pier & Exposition
 Auth. Dedicated St. Tax Rev.,
 F.G.I.C.                          Aaa           Zero        6/15/29    $   22,575       $    3,790,568
Robbins Illinois Res. Rec. Rev.,
 Restructuring Project Series C    NR            7.25%       10/15/09          781              753,831
 Restructuring Project Series D    NR            7.00        10/15/09          788              370,771
 Restructuring Project Series A    NR            8.375       10/15/16        5,031            2,245,195
 Restructuring Project Series B    NR            8.375       10/15/16        1,969              878,555
 Restructuring Project Series C    NR            7.25        10/15/24        3,376            3,173,978
Winnebago Cnty. Hsg. Auth., Park
 Tower Assoc., Sec. 8              NR            8.125       1/01/11         3,569            3,622,022
                                                                                         --------------
                                                                                             65,007,369
-------------------------------------------------------------------------------------------------------
INDIANA  1.6%
Bluffton Econ. Dev. Rev., Kroger
 Co. Proj.                         Baa3          7.85        8/01/15         7,500            7,949,850
Wabash Econ. Dev. Rev. Bonds,
 Connell Ltd., A.M.T.              NR            8.50        11/24/17        7,250            7,610,832
                                                                                         --------------
                                                                                             15,560,682
-------------------------------------------------------------------------------------------------------
IOWA  2.8%
City of Cedar Rapids Rev.,
 1st Mtge., Cottage Grove Place
 Proj.                             Aaa(b)        9.00        7/01/18         9,375(c)        11,134,687
 1st Mtge., Cottage Grove Place
 Proj.                             Aaa(b)        9.00        7/01/25         4,435(c)         5,267,450
Iowa St. Fin. Auth., Hlthcare.
 Facs. Rev., Mercy Hlth.
 Initiatives Proj.                 NR            9.25        7/01/25        10,000           11,940,000
                                                                                         --------------
                                                                                             28,342,137
-------------------------------------------------------------------------------------------------------
KENTUCKY  0.7%
Louisville & Jefferson Cntys.
 Met. Swr. & Drain. Sys. Rev.      Aaa           5.00        5/15/30         2,000            1,713,180

See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      High Income Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   MOODY'S                              PRINCIPAL
                                   RATING        INTEREST    MATURITY   AMOUNT           VALUE
DESCRIPTION (a)                    (UNAUDITED)   RATE        DATE       (000)            (NOTE 1)
------------------------------------------------------------------------------------------------------------
Owensboro Elec. Lt. & Pwr. Rev.,
 Ser. B, A.M.B.A.C.                Aaa           Zero        1/01/14    $    5,000       $    2,299,950
 Ser. B, A.M.B.A.C.                Aaa           Zero        1/01/16         6,650            2,672,901
                                                                                         --------------
                                                                                              6,686,031
-------------------------------------------------------------------------------------------------------
LOUISIANA  1.9%
Hodge Util. Rev., Stone Container
 Corp., A.M.T.                     NR            9.00%       3/01/10         7,000            7,149,100
New Orleans Home Mtge. Auth.
 Rev., Sngl. Fam. Mtge., Ser. A,
 G.N.M.A., A.M.T.                  Aaa           8.60        12/01/19        1,670(f)         1,691,326
New Orleans Ind. Dev. Rev.         BBB+(b)       8.75        10/01/19        3,600            3,988,980
New Orleans, Gen Oblig., Cap.
 Apprec., A.M.B.A.C.               Aaa           Zero        9/01/18         3,090            1,042,968
West Feliciana Parish Poll. Ctrl.
 Rev., Gulf St. Util. Co. Proj.    NR            9.00        5/01/15         5,250            5,475,382
                                                                                         --------------
                                                                                             19,347,756
-------------------------------------------------------------------------------------------------------
MAINE  0.4%
Maine Health & Higher Edl. Facs.
 Auth. Rev.,
 Piper Shores, Ser. A              NR            7.50        1/01/19         1,000              969,160
 Piper Shores, Ser. A              NR            7.55        1/01/29         3,000            2,891,520
                                                                                         --------------
                                                                                              3,860,680
-------------------------------------------------------------------------------------------------------
MARYLAND  1.5%
Anne Arundel Cnty. Spec. Oblig.,
 Arundel Mills Proj.               NR            7.10        7/01/29         3,000            2,964,990
Maryland St. Health & Higher Edl.
 Facs. Auth. Rev.                  Baa1          6.75        7/01/30         5,000            5,011,000
Northeast Wste. Disp. Auth.,
 Sludge Comp. Facs.                NR            7.25        7/01/07         3,457            3,569,491
 Sludge Comp. Facs., A.M.T.        NR            8.50        7/01/07         2,880            3,045,571
                                                                                         --------------
                                                                                             14,591,052

                                               See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      High Income Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   MOODY'S                              PRINCIPAL
                                   RATING        INTEREST    MATURITY   AMOUNT           VALUE
DESCRIPTION (a)                    (UNAUDITED)   RATE        DATE       (000)            (NOTE 1)
------------------------------------------------------------------------------------------------------------
MASSACHUSETTS  4.5%
Boston Ind. Dev. Fin. Auth. Rev.,
 First Mtge. Springhouse Proj.     Aaa           9.25%       7/01/15    $    7,795(c)    $    9,130,985
 First Mtge. Springhouse Proj.     NR            6.00        7/01/28         4,500            3,681,180
Mass. Bay Trans. Auth., Gen.
 Trans. Sys., Ser. A, F.G.I.C.     Aaa           7.00        3/01/21         7,500            8,579,625
Mass. St. Coll. Bldg. Proj. &
 Ref. Bonds                        Aa2           7.50        5/01/14         1,750            2,087,400
Mass. St. Hlth. & Ed. Facs. Auth.
 Rev., Cardinal Cushing Gen.
 Hosp.                             NR            8.875       7/01/18         7,500            7,674,225
Mass. St. Tpke. Auth., Met. Hgwy.
 Sys. Rev., A.M.B.A.C.             Aaa           5.00        1/01/39        10,000            8,359,600
Randolph Hsg. Auth., Multifam.
 Hsg., Liberty Place Proj. A,
 Ser. A                            NR            9.00        12/01/21        5,730            5,712,925
                                                                                         --------------
                                                                                             45,225,940
-------------------------------------------------------------------------------------------------------
MICHIGAN  4.3%
Grand Rapids Dev. Auth.,
 Cap. Apprec., M.B.I.A.            Aaa           Zero        6/01/10         3,000            1,724,910
 Cap. Apprec., M.B.I.A.            Aaa           Zero        6/01/11         3,160            1,708,833
 Cap. Apprec., M.B.I.A.            Aaa           Zero        6/01/12         3,000            1,522,260
Gratiot Cnty. Econ. Dev. Corp.,
 Danley Die Proj. Connell L.P.     NR            7.625       4/01/07         3,200            3,299,360
Holland Sch. Dist., Cap. Apprec.,
 A.M.B.A.C.                        Aaa           Zero        5/01/17         2,950            1,084,656
Lowell Area Sch., F.G.I.C.         Aaa           Zero        5/01/14         5,000            2,247,600
Michigan St. Hosp. Fin. Auth.
 Rev., Saratoga Cmnty. Hosp.       NR            8.75        6/01/10         5,760(c)         6,197,415
Michigan St. Strategic Fd. Res.
 Recovery Ltd. Oblig. Rev.,
 Central Wayne Energy Rec. A       NR            7.00        7/01/27         6,500            6,067,555
 Central Wayne Energy Rec. A,
 A.M.T.                            NR            6.90        7/01/19         1,500            1,423,890

See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      High Income Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   MOODY'S                              PRINCIPAL
                                   RATING        INTEREST    MATURITY   AMOUNT           VALUE
DESCRIPTION (a)                    (UNAUDITED)   RATE        DATE       (000)            (NOTE 1)
------------------------------------------------------------------------------------------------------------
Michigan Strategic Fund, Great
 Lakes Pulp & Fiber Proj.          NR            8.00%       12/01/27   $   14,297       $    3,145,440
Michigan Strategic Fund, Solid
 Wste. Disp., Gennese Pwr.
 Station, A.M.T.                   NR            7.50        1/01/21        10,000           10,250,100
Wayne Cnty. Bldg. Auth., Ser. A,
 A.M.T.                            A3            8.00        3/01/17         3,500(c)         3,753,190
West Ottawa Sch. Dist., F.G.I.C.   Aaa           Zero        5/01/18         3,000            1,030,980
                                                                                         --------------
                                                                                             43,456,189
-------------------------------------------------------------------------------------------------------
MINNESOTA  1.7%
Minnesota Agricultural & Econ.
 Dev. Rev.,
 Fairview Hlthcare. Sys, Ser. A    A2            6.375       11/15/22       15,000           14,563,500
 Fairview Hlthcare. Sys., Ser. A   A2            6.375       11/15/29        3,000            2,876,970
                                                                                         --------------
                                                                                             17,440,470
-------------------------------------------------------------------------------------------------------
MISSOURI  1.5%
Bridgeton Ind. Dev. Auth. Sr.
 Hsg. Rev., Sarah Cmnty. Proj.     NR            5.90        5/01/28         4,000            3,241,360
St. Louis Cnty. Ind. Dev. Auth.
 Rev.,
 Soemm Proj., A.M.T.               NR            10.25       7/01/08         1,385            1,387,382
 Soemm Proj., A.M.T.               NR            10.25       7/01/08           525              525,903
St. Louis Cnty. Reg. Conv. &
 Sports Comp., Ser. C              Aaa           7.90        8/15/21         8,820(c)         9,599,953
                                                                                         --------------
                                                                                             14,754,598
-------------------------------------------------------------------------------------------------------
NEBRASKA  0.2%
Kearney Ind. Dev. Rev., Cap.
 Apprec., Great Platte Rvr. Rd.    NR            Zero        1/01/17         4,000            2,008,600
-------------------------------------------------------------------------------------------------------
NEVADA  0.5%
Clark Cnty. Impvt. Dist., No. 121
 Southern Highlands Area           NR            7.50        12/01/19        5,000            4,953,950

                                               See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      High Income Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   MOODY'S                              PRINCIPAL
                                   RATING        INTEREST    MATURITY   AMOUNT           VALUE
DESCRIPTION (a)                    (UNAUDITED)   RATE        DATE       (000)            (NOTE 1)
------------------------------------------------------------------------------------------------------------
NEW HAMPSHIRE  1.0%
New Hampshire Higher Edl. & Hlth.
 Facs. Auth. Rev., Antioch
 College                           NR            7.875%      12/01/22   $    5,180       $    5,554,359
New Hampshire St. Bus. Poll.
 Ref., Pub. Svc. Co., A.M.T.       Ba3           6.00        5/01/21         5,000            4,509,750
                                                                                         --------------
                                                                                             10,064,109
-------------------------------------------------------------------------------------------------------
NEW JERSEY  5.8%
New Jersey Econ. Dev. Auth. Rev.,
 Continental Airlines, Inc. Proj.  Ba2           6.25        9/15/29        12,000           10,911,000
 Development Rev.                  NR            Zero        4/01/12         1,115              496,822
 Fellowship Vlge., Proj. A         Aaa           9.25        1/01/25        11,500(c)        13,569,425
 Kaplowski Rd., Ser. A             NR            6.375       4/01/31         7,000            6,608,770
 Ref. Newark Arpt. Marriot Hotel   NR            7.00        10/01/14        3,800            3,835,302
New Jersey Hlthcare. Facs., Fin.
 Auth.
 Rev.                              NR            8.00        7/01/27         5,000            4,704,950
 Rev.                              A3            6.00        1/01/34         5,000            4,711,300
New Jersey St. Edl. Facs. Auth.
 Rev., Felician College Of Lodi,
 Ser. D                            NR            7.375       11/01/22        4,000            4,135,920
New Jersey St. Tpke. Auth. Rev.,
 Ser. C, M.B.I.A.                  Aaa           6.50        1/01/16         8,000            8,796,240
                                                                                         --------------
                                                                                             57,769,729
-------------------------------------------------------------------------------------------------------
NEW YORK  3.6%
Met. Trans. Auth. Facs. Rev.,
 Ser. N, F.G.I.C.                  Aaa           Zero        7/01/13         2,785            1,329,837
New York City Ind. Dev. Agcy.,
 Bklyn. Navy Yard Cogen Partners,
 A.M.T.                            Baa3          6.20        10/01/22        9,175            8,794,513
 Visy Paper Inc. Proj., A.M.T.     NR            7.95        1/01/28         4,000            4,202,000
New York City Ind. Dev. Agcy.,
 Civic Touro College Proj., Ser.
 A                                 Ba2           6.35        6/01/29         5,600            5,149,816
New York City Ind. Dev. Agcy.
 Rev., Ref. Laguardia Assoc. L.P.
 Proj.                             NR            6.00        11/01/28        4,000            3,402,960

See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      High Income Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   MOODY'S                              PRINCIPAL
                                   RATING        INTEREST    MATURITY   AMOUNT           VALUE
DESCRIPTION (a)                    (UNAUDITED)   RATE        DATE       (000)            (NOTE 1)
------------------------------------------------------------------------------------------------------------
New York St. Dorm. Auth. Rev.,
 Cmnty. College, Ser. A            A             5.00%       7/01/28    $    4,275       $    3,547,609
Port Auth. of New York & New
 Jersey, USAir LaGuardia Arpt.,
 A.M.T.                            Ba2           9.125       12/01/15        4,000            4,154,400
Rockland Cnty. Ind. Dev. Agcy.
 Rev.,
 Dominican Coll. Proj.             NR            5.90        5/01/10         2,090            1,997,580
 Dominican Coll. Proj.             NR            6.25        5/01/28         3,000            2,725,350
Suffolk Cnty N.Y. Ind. Dev. Agcy,
 Continuing Care Ret. Cmnty Rev.,
 First Mtge., Jefferson Ferry,
 Ser. A                            NR            7.25        11/01/28        1,000              956,630
                                                                                         --------------
                                                                                             36,260,695
-------------------------------------------------------------------------------------------------------
NORTH DAKOTA  1.2%
Mercer Cnty., Antelope Valley
 Station, A.M.B.A.C                Aaa           7.20        6/30/13        10,000           11,525,100
-------------------------------------------------------------------------------------------------------
OHIO  4.2%
Cleveland Pub. Pwr. Sys. Rev.,
 First Mtge., M.B.I.A.             Aaa           Zero        11/15/12        1,000              497,640
 First Mtge., M.B.I.A.             Aaa           Zero        11/15/13        1,500              701,445
Franklin Cnty. Hosp. Rev., Senior
 Doctors Hlth. Corp.               Baa3          5.60        12/01/28       10,000            7,189,100
Mahoning Valley San. Dist. Wtr.
 Rev.                              NR            7.75        5/15/19         8,000(c)         8,874,880
Ohio St. Air Quality Dev. Auth.
 Ref., Amt. Coll. Poll. Ctrl.,
 Ser. A                            Ba1           6.10        8/01/20         3,000            2,721,630
Ohio St. Solid Wste. Rev.,
 Cscltd. Proj., A.M.T.             NR            8.50        8/01/22         7,000            5,827,710
 Rep. Eng. Steels, Inc., A.M.T.    NR            9.00        6/01/21         2,250              714,420
Ohio St. Wtr. Dev. Auth. Poll.
 Ctrl. Facs.,
 1st Mtge., Toledo Edison, A.M.T.  Ba1           8.00        10/01/23        5,500            5,846,225
Ohio St. Air Quality Dev. Auth.
 Ref., Amt. Coll. Poll. Ctrl.,
 Ser. A                            Ba1           6.10        8/01/20         3,000            2,721,630

                                               See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      High Income Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   MOODY'S                              PRINCIPAL
                                   RATING        INTEREST    MATURITY   AMOUNT           VALUE
DESCRIPTION (a)                    (UNAUDITED)   RATE        DATE       (000)            (NOTE 1)
------------------------------------------------------------------------------------------------------------
Stark Cnty. Hlthcare. Facs. Rev.,
 Rose Lane, Inc. Proj.             NR            9.00%       12/01/23   $    6,135(c)    $    6,874,881
                                                                                         --------------
                                                                                             41,969,561
-------------------------------------------------------------------------------------------------------
OKLAHOMA  0.3%
Tulsa Ind. Dev. Auth., Univ.
 Tulsa, Ser. A, M.B.I.A.           Aaa           6.00        10/01/16        3,250(f)         3,409,705
-------------------------------------------------------------------------------------------------------
OREGON  0.7%
Klamath Falls Elec. Rev. Ref.,
 Sr. Lien                          NR            6.00        1/01/25         8,250            7,186,492
-------------------------------------------------------------------------------------------------------
PENNSYLVANIA  4.4%
Allegheny Cnty. Hosp. Rev., West
 Penn. Hosp. Hlth. Ctr.            NR            8.50        1/01/20         2,800            2,891,000
Berks Cnty. Mun. Auth. Rev.,
 Alvernia Coll. Proj.              NR            7.75        11/15/16        5,240            5,558,225
Dauphin Cnty. Gen. Auth. Hosp.
 Rev., NW Med. Ctr. Proj.          BBB-(b)       8.625       10/15/13        6,145            6,730,312
Delaware Cnty. Ind. Dev. Auth.
 Rev., Refund. Res. Rec. Facs.,
 Ser A                             B2            6.00        1/01/09         6,500            5,963,100
Philadelphia Auth. Ind. Dev. Rev.  NR            7.75        12/01/17        5,000            5,236,400
Philadelphia Hosps. & Higher Edl.
 Facs. Auth. Rev.,
 Grad. Hlth. Sys.                  Ca            7.00        7/01/05         2,500(e)           887,500
 Grad. Hlth. Sys.                  Ca            7.25        7/01/18         3,435(e)         1,219,425
 Grad. Hlth. Sys., Ser. A          Ca            6.25        7/01/13         3,050(e)         1,082,750
Philadelphia Wtr. & Wstewtr.
 Auth. Rev., M.B.I.A.              Aaa           6.25        8/01/12         3,000            3,242,970
Somerset Cnty. Hosp. Auth. Rev.,
 Hlthcare. First Mtge.             NR            8.40        6/01/09         2,055            2,162,291
 Hlthcare. First Mtge.             NR            8.50        6/01/24         8,805            9,274,571
                                                                                         --------------
                                                                                             44,248,544

See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      High Income Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   MOODY'S                              PRINCIPAL
                                   RATING        INTEREST    MATURITY   AMOUNT           VALUE
DESCRIPTION (a)                    (UNAUDITED)   RATE        DATE       (000)            (NOTE 1)
------------------------------------------------------------------------------------------------------------
RHODE ISLAND  1.1%
Rhode Island Redev. Agcy., Ser. A  NR            8.00%       9/01/24    $   10,305       $   10,732,657
-------------------------------------------------------------------------------------------------------
SOUTH CAROLINA  1.0%
So. Carolina Jobs Econ. Dev.,
 First Mtge. Lutheran Homes        NR            6.625       5/01/28         5,000            4,624,750
 Solid Wste. Recycling Facs. Rev.  NR            9.00        12/01/11        2,000            1,971,820
So. Carolina St. Hsg. Fin. & Dev.
 Auth., Homeownership Mtge.
 A.M.T.                            Aa2           7.75        7/01/22         2,960            3,023,818
                                                                                         --------------
                                                                                              9,620,388
-------------------------------------------------------------------------------------------------------
SOUTH DAKOTA  0.8%
Education Lns., Inc. Student Ln.
 Rev., A.M.T.                      A2            5.60        6/01/20         3,300            3,049,167
So. Dakota Econ. Dev. Fin. Auth.,
 Dakota Park, A.M.T.               NR            10.25       1/01/19         4,775            4,895,091
                                                                                         --------------
                                                                                              7,944,258
-------------------------------------------------------------------------------------------------------
TENNESSEE  3.1%
Memphis Center City Rev. Fin.
 Corp., Ser. B                     NR            6.50        9/01/28        26,000           23,707,840
Rutherford Cnty. Hlth. & Edl.
 Facs. Brd., First Mtge. Rev.      NR            9.50        12/01/19        6,300            6,827,562
                                                                                         --------------
                                                                                             30,535,402
-------------------------------------------------------------------------------------------------------
TEXAS  6.6%
Austin Hsg. Fin. Corp., Multifam.
 Hsg. Rev., Stony Creek, Ser. A    NR            7.75        11/01/29        9,390            9,208,679
Beaumont Hsg. Fin. Corp., Sngl.
 Fam. Mtge. Rev.                   A1            9.20        3/01/12           960            1,084,771
Dallas-Fort Worth Int'l Arpt.
 Facs. Impvt. Corp. Rev.,
 American Airlines, Inc.           Baa1          7.25        11/01/30        7,000            7,136,780
Harris Cnty., Ref. Toll Road Sub.
 Lien                              Aaa           6.00        8/01/14        13,075           13,490,916

                                               See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      High Income Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   MOODY'S                              PRINCIPAL
                                   RATING        INTEREST    MATURITY   AMOUNT           VALUE
DESCRIPTION (a)                    (UNAUDITED)   RATE        DATE       (000)            (NOTE 1)
------------------------------------------------------------------------------------------------------------
Houston Arpt. Sys. Rev.,
 Spec. Facs. Continental
 Airlines, Ser. C                  Ba1           6.125%      7/15/27    $    5,800       $    5,059,572
 Sub. Lien, Ser. C, F.G.I.C.       Aaa           5.00        7/01/28         2,950            2,513,901
Katy Texas Dev. Auth. Rev., Tax
 Increment Contract, Ser. B        NR            6.00        6/01/18         4,000            3,716,560
Keller Ind. Sch. Dist., Cap.
 Apprec. Ref., Ser. A, P.S.F.G.    Aaa           Zero        8/15/17         4,075            1,465,655
Meadow Parc Dev. Inc. Multifam.
 Rev. Hsg. Meadow Proj.            NR            6.50        12/01/30        5,000            4,546,550
New Braunfels Ind. Sch. Dist.,
 Cap. Apprec., P.S.F.G.            Aaa           Zero        2/01/08         2,365            1,551,275
 Cap. Apprec., P.S.F.G.            Aaa           Zero        2/01/09         2,365            1,464,195
 Cap. Apprec., P.S.F.G.            Aaa           Zero        2/01/12         2,365            1,218,519
Round Rock Ind. Sch. Dist., Gen.
 Oblig., M.B.I.A.                  Aaa           Zero        8/15/11         4,385            2,336,723
San Antonio Elec. & Gas Rev.,
 F.G.I.C., Ser. B                  Aaa           Zero        2/01/12         7,500            3,886,425
Texas Mun. Pwr. Agcy. Rev.,
 M.B.I.A.                          Aaa           Zero        9/01/15        17,300            7,100,266
                                                                                         --------------
                                                                                             65,780,787
-------------------------------------------------------------------------------------------------------
UTAH  0.1%
Carbon Cnty. Solid Wste. Disp.
 Rev. Ref., Laidlaw
 Environmental, Ser. A, A.M.T.     NR            7.45        7/01/17         1,000              899,230
Tooele Cnty. Poll. Ctrl. Rev.
 Ref., Laidlaw Environmental,
 Ser. A, A.M.T.                    NR            7.55        7/01/27         4,000              599,920
                                                                                         --------------
                                                                                              1,499,150
-------------------------------------------------------------------------------------------------------
VIRGINIA  2.0%
Loudoun Cnty. Ind. Dev. Auth.
 Rev.                              NR            7.125       9/01/15         2,000            2,050,580
Norfolk Redev. & Hsg. Auth.,
 Multifam. Rental Hsg. Facs.
 Rev., A.M.T.                      NR            8.00        9/01/26         6,000            5,801,940

See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      High Income Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   MOODY'S                              PRINCIPAL
                                   RATING        INTEREST    MATURITY   AMOUNT           VALUE
DESCRIPTION (a)                    (UNAUDITED)   RATE        DATE       (000)            (NOTE 1)
------------------------------------------------------------------------------------------------------------
Pittsylvania Cnty. Ind. Dev.
 Auth. Rev. Multitrade, A.M.T.     NR            7.55%       1/01/19    $    9,000       $    9,177,570
Pocahontas Pkwy. Assoc. Toll Rd.
 Rev.,
 Cap. Apprec., Ser. B              Baa3          Zero        8/15/16         7,000            2,220,750
 Cap. Apprec., Ser. C              Ba1           Zero        8/15/16         3,300              983,136
                                                                                         --------------
                                                                                             20,233,976
-------------------------------------------------------------------------------------------------------
WASHINGTON  2.5%
Bellevue Conv. Ctr. Auth.,
 King City, Oblig. Rev., M.B.I.A.  Aaa           Zero        2/01/10           870              506,079
 King City, Oblig. Rev., M.B.I.A.  Aaa           Zero        2/01/11         1,200              658,956
 King City, Oblig. Rev., M.B.I.A.  Aaa           Zero        2/01/12         1,300              669,799
 King City, Oblig. Rev., M.B.I.A.  Aaa           Zero        2/01/14         1,385              629,011
Thurston Cnty. Sch. Dist. 333,
 F.G.I.C.                          Aaa           Zero        12/01/12        6,830            3,357,492
 F.G.I.C., Ser. B                  Aaa           Zero        12/01/11        6,415            3,362,871
Washington St. Ref., Ser R-97A     Aa1           Zero        7/01/16         7,000            2,715,860
Washington St. Pub. Pwr. Supply
 Sys. Rev.,
 Nuclear Proj. No. 1, Ser. B       Aa1           7.25        7/01/09         5,000            5,527,550
 Nuclear Proj. No. 3, M.B.I.A.     Aaa           Zero        7/01/17         5,000            1,799,350
 Nuclear Proj. No. 3, Ser. B,
 M.B.I.A.                          Aaa           7.125       7/01/16         5,000            5,744,100
                                                                                         --------------
                                                                                             24,971,068
-------------------------------------------------------------------------------------------------------
WEST VIRGINIA  0.8%
So. Charleston Ind. Dev. Rev.,
 Union Carbide Chem. & Plastics
 Co., A.M.T.                       Baa2          8.00        8/01/20         2,450            2,510,711
Weirton Poll. Ctrl. Rev., Weirton
 Steel Proj.                       B2            8.625       11/01/14        2,700            2,662,740
West Virginia St. Pkwys. Econ.
 Dev. & Tourism Auth., F.G.I.C.    Aaa           7.129       5/16/19         3,250(b)         3,095,625
                                                                                         --------------
                                                                                              8,269,076

                                               See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      High Income Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   MOODY'S                              PRINCIPAL
                                   RATING        INTEREST    MATURITY   AMOUNT           VALUE
DESCRIPTION (a)                    (UNAUDITED)   RATE        DATE       (000)            (NOTE 1)
------------------------------------------------------------------------------------------------------------
WISCONSIN  1.0%
Oconto Falls Cmnty. Dev. Auth.
 Dev. Rev.,                        NR            8.125%      12/01/22   $    1,500       $    1,476,225
Oconto Falls Cmnty. Dev. Auth.
 Dev. Rev., Oconto Falls Tissue
 Inc. Proj., A.M.T.                NR            7.75        12/01/22        8,800            8,535,032
                                                                                         --------------
                                                                                             10,011,257
                                                                                         --------------
Total long-term investments (cost
 $1,008,745,342)                                                                            987,096,908
                                                                                         --------------
SHORT-TERM INVESTMENTS  2.1%
-------------------------------------------------------------------------------------------------------
CALIFORNIA  0.1%
Newport Beach Rev., Var. Hoag
 Mem. Hosp., F.R.D.D., Ser. A      VMIG1         6.00        5/01/00         1,200            1,200,000
-------------------------------------------------------------------------------------------------------
FLORIDA  0.5%
Jacksonville Electric Auth. Rev.,
 Merlots, F.R.W.D., Ser. F         VMIG1         4.90        5/03/00         4,705            4,705,000
-------------------------------------------------------------------------------------------------------
ILLINOIS  0.1%
Madison Cnty. Enviromental Impvt.
 Rev., Shell Wood Rvr. Proj.,
 A.M.T., F.R.D.D., Ser. A          VMIG1         6.20        5/01/00           500              500,000
-------------------------------------------------------------------------------------------------------
LOUISIANA  0.1%
St. Charles Parish Poll. Ctrl.
 Rev., Shell Oil Co. Proj.,
 F.R.D.D., A.M.T., Ser. A          VMIG1         6.20        5/01/00           900              900,000
West Baton Rouge Parish Ind.
 Dist. No. 3 Rev., Dow Chemical
 Co. Proj., F.R.D.D., A.M.T.,
 Ser. 93                           P1            6.25        5/01/00           400              400,000
                                                                                         --------------
                                                                                              1,300,000

See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      High Income Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   MOODY'S                              PRINCIPAL
                                   RATING        INTEREST    MATURITY   AMOUNT           VALUE
DESCRIPTION (a)                    (UNAUDITED)   RATE        DATE       (000)            (NOTE 1)
------------------------------------------------------------------------------------------------------------
NEVADA
Washoe Cnty. Wtr. Facs. Rev.,
 Sierra Pac. Pwr. Co. Proj.,
 A.M.T., F.R.D.D., Ser. 90         P1            6.25%       5/01/00    $      400       $      400,000
-------------------------------------------------------------------------------------------------------
SOUTH CAROLINA  0.2%
Florence Cnty. South Carolina
 Solid Wste. Disp. & Wstewtr.
 Treatment Facs. Rev., A.M.T.,
 F.R.D.D.                          A1(b)         6.25        5/01/00         1,500            1,500,000
-------------------------------------------------------------------------------------------------------
TEXAS  0.6%
Brazos River Auth. Poll. Ctrl.
 Rev., A.M.T., F.R.D.D, Ser. 96C   VMIG1         6.25        5/01/00           800              800,000
Brazos River Harbor Nav. Dist.
 Rev., Dow Chemical Co., Ser.
 92A, F.R.D.D., A.M.T.             P1            6.25        5/01/00           300              300,000
Gulf Coast Ind. Dev. Auth., Texas
 Env. Facs. Rev., F.R.D.D.         VMIG1         6.25        5/01/00           200              200,000
Gulf Coast Wste. Disp. Auth.
 Facs. Rev. Ser. 97, F.R.D.D.,
 A.M.T.                            P1            6.25        5/01/00           600              600,000
Gulf Coast Wste. Disp. Auth.,
 Texas Environmental Facs. Rev.    A1(b)         6.20        5/01/00           800              800,000
 Texas Environmental Facs. Rev.,
 A.M.T., F.R.D.D.                  VMIG1         6.20        5/01/00           200              200,000
Midlothian Ind. Dev. Corp. Exempt
 Facs. Rev., A.M.T., F.R.D.D.      A-1+(b)       6.25        5/01/00         1,700            1,700,000
Port Corpus Christi Ind. Citgo
 Petroleum Corp. Proj., A.M.T.,
 F.R.D.D.                          VMIG1         6.25        5/01/00           100              100,000
West Side Calhoun Cnty. Nav.
 Dist., Swr. & Solid Wste. Disp.
 Rev. Proj., A.M.T., F.R.D.D.,
 Ser. 96                           P-1           6.20        5/01/00         1,600            1,600,000
                                                                                         --------------
                                                                                              6,300,000

                                               See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      High Income Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   MOODY'S                              PRINCIPAL
                                   RATING        INTEREST    MATURITY   AMOUNT           VALUE
DESCRIPTION (a)                    (UNAUDITED)   RATE        DATE       (000)            (NOTE 1)
------------------------------------------------------------------------------------------------------------
VIRGINIA  0.5%
Virginia St. Hsg. Dev. Auth.
 Commwlth. Mtge., Merlots,
 F.R.W.D., A.M.T., Ser. C          VMIG1         5.23%       5/03/00    $    5,000       $    5,000,000
                                                                                         --------------
Total short-term investments
 (cost $20,905,000)                                                                          20,905,000
                                                                                         --------------
TOTAL INVESTMENTS  100.8%
 (COST $1,029,650,342; NOTE 4)                                                            1,008,001,908
Liabilities in excess of other
 assets  (0.8)%                                                                              (8,423,949)
                                                                                         --------------
NET ASSETS  100%                                                                         $  999,577,959
                                                                                         --------------
                                                                                         --------------

------------------------------
(a) The following abbreviations are used in portfolio descriptions:
     A.M.B.A.C.--American Municipal Bond Assurance Corporation A.M.T.--Alternative Minimum Tax
     F.G.I.C.--Financial Guaranty Insurance Company
     F.R.D.D.--Floating Rate (Daily) Demand Note (d)
     F.R.W.D.--Floating Rate (Weekly) Demand Note (d)
     G.N.M.A.--Government National Mortgage Association
     M.B.I.A.--Municipal Bond Insurance Association
     P.S.F.G.--Public School Fund Guaranty
     R.I.B.S.--Residual Interest Bearing Securities
(b) Standard & Poor's Rating.
(c) Prerefunded issues are secured by escrowed cash and direct U.S. guaranteed obligations.
(d) The maturity date shown is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(e) Issuer in default of interest payment. Non-income producing security.
(f) All or partial principal amount segregated as initial margin on financial futures contracts.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current prospectus contains a description of Moody's and Standard & Poor's ratings.

See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      High Income Series
             Statement of Assets and Liabilities

                                                                  APRIL 30, 2000
--------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $1,029,650,342)                       $1,008,001,908
Interest receivable                                                   20,351,584
Receivable for investments sold                                       18,417,589
Receivable for Series shares sold                                        765,689
Deferred expenses and other assets                                        18,296
                                                                  --------------
      TOTAL ASSETS                                                 1,047,555,066
                                                                  --------------
LIABILITIES
Bank overdraft                                                            66,243
Payable for investments purchased                                     43,844,420
Payable for Series shares reacquired                                   1,638,576
Dividends payable                                                      1,522,316
Management fee payable                                                   413,858
Distribution fee payable                                                 312,628
Due to broker - variation margin                                          85,562
Accrued expenses                                                          93,504
                                                                  --------------
      TOTAL LIABILITIES                                               47,977,107
                                                                  --------------
NET ASSETS                                                        $  999,577,959
                                                                  --------------
                                                                  --------------
Net assets were comprised of:
   Shares of beneficial interest, at par                          $      978,381
   Paid-in capital in excess of par                                1,057,696,707
                                                                  --------------
                                                                   1,058,675,088
   Undistributed net investment income                                    36,989
   Accumulated net realized loss on investments                      (37,273,075)
   Net unrealized depreciation of investments                        (21,861,043)
                                                                  --------------
Net assets, April 30, 2000                                        $  999,577,959
                                                                  --------------
                                                                  --------------

                                               See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      High Income Series
             Statement of Assets and Liabilities Con't.

                                                                  APRIL 30, 2000
--------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($503,873,795
      DIVIDED BY 49,316,443 shares of beneficial interest
      issued and outstanding)                                             $10.22
   Maximum sales charge (3% of offering price)                               .32
                                                                  --------------
   Maximum offering price to public                                       $10.54
                                                                  --------------
                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per
      share ($457,840,842 DIVIDED BY 44,814,840 shares of
      beneficial interest issued and outstanding)                         $10.22
                                                                  --------------
                                                                  --------------
Class C:
   Net asset value and redemption price per share ($30,060,824
      DIVIDED BY 2,942,485 shares of beneficial interest issued
      and outstanding)                                                    $10.22
   Sales charge (1% of offering price)                                       .10
                                                                  --------------
   Offering price to public                                               $10.32
                                                                  --------------
                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($7,802,498 DIVIDED BY 764,357 shares of beneficial
      interest issued and outstanding)                                    $10.21
                                                                  --------------
                                                                  --------------

See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      High Income Series
             Statement of Operations

                                                                         YEAR
                                                                        ENDED
                                                                    APRIL 30, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                          $  73,960,296
                                                                    --------------
Expenses
   Management fee                                                        5,495,099
   Distribution fee--Class A                                             1,267,219
   Distribution fee--Class B                                             2,799,395
   Distribution fee--Class C                                               245,716
   Transfer agent's fees and expenses                                      409,000
   Custodian's fees and expenses                                           146,000
   Reports to shareholders                                                  73,000
   Registration fees                                                        65,000
   Trustees' fees and expenses                                              26,000
   Legal fees and expenses                                                  20,000
   Insurance expense                                                        17,000
   Audit fees and expenses                                                  15,000
   Miscellaneous                                                            14,799
                                                                    --------------
      TOTAL EXPENSES                                                    10,593,228
Less: Management fee waiver                                                (50,963)
    Custodial fee credit                                                    (7,345)
                                                                    --------------
       Net expenses                                                     10,534,920
                                                                    --------------
NET INVESTMENT INCOME                                                   63,425,376
                                                                    --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                             (13,602,468)
   Financial futures contract transactions                                 822,156
   Written and purchased options                                          (143,900)
                                                                    --------------
                                                                       (12,924,212)
                                                                    --------------
Net change in unrealized depreciation of:
   Investments                                                         (91,235,563)
   Financial futures contracts                                            (396,984)
                                                                    --------------
                                                                       (91,632,547)
                                                                    --------------
Net loss on investments                                               (104,556,759)
                                                                    --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ (41,131,383)
                                                                    --------------
                                                                    --------------

                                               See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      High Income Series
             Statement of Changes in Net Assets

                                                      YEAR              YEAR
                                                     ENDED             ENDED
                                                 APRIL 30, 2000    APRIL 30, 1999
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net investment income                         $   63,425,376    $   65,281,521
   Net realized gain (loss) on investment
      transactions                                  (12,924,212)          626,227
   Net change in unrealized depreciation of
      investments                                   (91,632,547)      (12,001,065)
                                                 --------------    --------------
   Net increase (decrease) in net assets
      resulting from operations                     (41,131,383)       53,906,683
                                                 --------------    --------------
DIVIDENDS FROM NET INVESTMENT INCOME (NOTE 1)
      Class A                                       (29,722,571)      (27,230,164)
      Class B                                       (31,310,165)      (35,903,105)
      Class C                                        (1,755,953)       (1,344,435)
      Class Z                                          (636,687)         (803,817)
                                                 --------------    --------------
                                                    (63,425,376)      (65,281,521)
                                                 --------------    --------------
SERIES SHARE TRANSACTIONS (NET OF SHARE
   CONVERSIONS) (NOTE 5):
   Net proceeds from shares sold                    195,654,738       271,203,411
   Net asset value of shares issued in
      reinvestment of dividends                      29,467,610        30,134,516
   Cost of shares reacquired                       (332,423,850)     (199,757,462)
                                                 --------------    --------------
   Net increase (decrease) in net assets from
      Series share transactions                    (107,301,502)      101,580,465
                                                 --------------    --------------
Total increase (decrease)                          (211,858,261)       90,205,627
NET ASSETS
Beginning of year                                 1,211,436,220     1,121,230,593
                                                 --------------    --------------
End of year(a)                                   $  999,577,959    $1,211,436,220
                                                 --------------    --------------
                                                 --------------    --------------
---------------
(a) Includes undistributed net investment
income of                                        $       36,989    $           --
                                                 --------------    --------------
                                                 --------------    --------------

See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      Insured Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   MOODY'S                              PRINCIPAL
                                   RATING        INTEREST    MATURITY   AMOUNT           VALUE
DESCRIPTION (a)                    (UNAUDITED)   RATE        DATE       (000)            (NOTE 1)
------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.7%
------------------------------------------------------------------------------------------------------------
ALABAMA  2.8%
Huntsville Solid Wste. Disp.
 Auth., F.G.I.C., A.M.T.           Aaa           7.00%       10/01/08   $    2,000       $    2,057,840
Jefferson Cnty. Swr. Rev. Wste.,
 Ser. A, F.G.I.C.                  Aaa           5.375       2/01/27         8,000            7,386,080
                                                                                         --------------
                                                                                              9,443,920
-------------------------------------------------------------------------------------------------------
ALASKA  2.6%
Anchorage Hosp. Rev., Sisters of
 Providence, A.M.B.A.C.            Aaa           7.125       10/01/05        5,000            5,249,700
No. Slope Boro., Cap. Apprec.,
 Ser. A, M.B.I.A.                  Aaa           Zero        6/30/06         5,000            3,572,800
                                                                                         --------------
                                                                                              8,822,500
-------------------------------------------------------------------------------------------------------
ARIZONA  3.0%
Maricopa Cnty. Ind. Dev. Auth.
 Rev.,
 Hosp. Facs., John C. Lincoln
 Hosp., F.S.A.                     Aaa           7.00        12/01/00          625              634,450
 Hosp. Facs., John C. Lincoln
 Hosp., F.S.A.                     Aaa           7.50        12/01/13        1,045(c)         1,084,396
 Hosp. Facs., John C. Lincoln
 Hosp., F.S.A.                     Aaa           7.50        12/01/13        1,205            1,247,380
Maricopa Cnty. Unified Sch. Dist.
 No. 69, Paradise Valley, Ser. E,
 F.G.I.C.                          Aaa           6.80        7/01/12         3,700            4,205,753
Tucson Arizona Street & Highway
 User Rev., Jr. Lien, Ser. E,
 F.G.I.C.                          Aaa           5.00        7/01/17         3,000            2,815,410
                                                                                         --------------
                                                                                              9,987,389
-------------------------------------------------------------------------------------------------------
CALIFORNIA  6.4%
Castaic Lake Wtr. Agcy. Rev.
 Ctfs. Part.,
 A.M.B.A.C.                        Aaa           Zero        8/01/21        10,445            2,935,881
 A.M.B.A.C.                        Aaa           Zero        8/01/23        10,445            2,582,004

                                               See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      Insured Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   MOODY'S                              PRINCIPAL
                                   RATING        INTEREST    MATURITY   AMOUNT           VALUE
DESCRIPTION (a)                    (UNAUDITED)   RATE        DATE       (000)            (NOTE 1)
------------------------------------------------------------------------------------------------------------
Contra Costa Wtr. Dist. Wtr.
 Rev., Ser. E, A.M.B.A.C.          Aaa           6.25%       10/01/12   $    1,455       $    1,608,939
Inland Empire Solid Wste. Fin.
 Auth., Landfill Impvt. Fin.,
 Proj. B, F.S.A.                   Aaa           6.00        8/01/16         2,000            2,145,600
Roseville Joint Union H.S. Dist.,
 Ser. B, F.G.I.C.                  Aaa           Zero        8/01/13         2,015              970,102
San Diego Cnty. Wtr. Auth. Wtr.
 Rev., Ctfs. of Part., F.G.I.C.    Aaa           7.087       4/26/06         5,800            6,140,750
So. Orange Cnty. Pub. Fin. Auth.,
 Foothill Area Proj., F.G.I.C.     Aaa           8.00        8/15/08         2,000            2,395,660
Victor Valley Element. Sch.
 Dist.,
 Cap. Apprec., Ser. A, M.B.I.A.    Aaa           Zero        6/01/17         3,550            1,325,037
 Cap. Apprec., Ser. A, M.B.I.A.    Aaa           Zero        6/01/18         3,700            1,289,968
                                                                                         --------------
                                                                                             21,393,941
-------------------------------------------------------------------------------------------------------
COLORADO  2.2%
Denver City & Cnty. Arpt. Rev.,
 Ser. C, M.B.I.A.                  Aaa           5.60        11/15/11        5,000            5,020,050
E-470 Public Highway Auth.
 Colorado Rev., Cap. Apprec.,
 Ser. B, M.B.I.A.                  Aaa           Zero        9/01/20         7,000            2,045,680
Jefferson Cnty. Sngl. Fam. Mtge.
 Rev., Ser. A, M.B.I.A.            Aaa           8.875       10/01/13          190              196,992
                                                                                         --------------
                                                                                              7,262,722
-------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA  7.7%
Dist. of Columbia Hosp. Rev.
 Medlantic Hlthcare Grp.,
 M.B.I.A.                          Aaa           5.875       8/15/19         3,500            3,507,595
 M.B.I.A.                          Aaa           5.75        8/15/26         3,000            2,920,440
Dist. of Columbia Met. Area
 Trans. Auth.,
 Gross Rev., F.G.I.C.              Aaa           6.00        7/01/09         2,400            2,529,528
 Gross Rev., F.G.I.C.              Aaa           6.00        7/01/10         1,500            1,582,845

See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      Insured Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   MOODY'S                              PRINCIPAL
                                   RATING        INTEREST    MATURITY   AMOUNT           VALUE
DESCRIPTION (a)                    (UNAUDITED)   RATE        DATE       (000)            (NOTE 1)
------------------------------------------------------------------------------------------------------------
Dist. of Columbia Ref.,
 Ser. A, M.B.I.A.                  Aaa           6.50%       6/01/10    $    6,000       $    6,505,740
 Ser. B, F.S.A.                    Aaa           5.50        6/01/10         4,565            4,585,817
Dist. of Columbia, Assoc.
 American Med. Colleges,
 A.M.B.A.C.                        Aaa           5.375       2/15/27         4,500            4,126,410
                                                                                         --------------
                                                                                             25,758,375
-------------------------------------------------------------------------------------------------------
FLORIDA  4.2%
Brevard Hlth. Facs. Auth. Rev.,
 Holmes Reg'l. Med. Ctr.,
 M.B.I.A.                          Aaa           5.60        10/01/10        6,000            6,112,740
Dade Cnty. Edl. Facs. Auth. Rev.
 Ref., Univ. Miami, Ser. A,
 M.B.I.A.                          Aaa           5.625       4/01/06         2,000            2,056,120
Orange Cnty. Hlth. Facs. Auth.
 Rev. Hosp., Preref., Ser. A       Aaa           6.25        10/01/07        2,235(c)         2,387,851
Orange Cnty. Hlth. Facs. Auth.
 Rev., Unref., Ser. A, M.B.I.A.    Aaa           6.25        10/01/07          925              983,562
Palm Beach Cnty. Solid Wste.
 Auth. Rev. Ref.,
 Ser. A, A.M.B.A.C.                Aaa           6.00        10/01/09          295              313,072
 Ser. A, A.M.B.A.C.                Aaa           6.00        10/01/09        2,205            2,331,655
                                                                                         --------------
                                                                                             14,185,000
-------------------------------------------------------------------------------------------------------
GEORGIA  1.8%
Atlanta Arpt. Facs. Rev.,
 A.M.B.A.C.                        Aaa           6.50        1/01/10         2,000            2,181,240
Georgia Mun. Elec. Auth., Pwr.
 Rev., M.B.I.A.                    Aaa           6.20        1/01/10         3,495            3,733,114
                                                                                         --------------
                                                                                              5,914,354
-------------------------------------------------------------------------------------------------------
HAWAII  2.8%
Hawaii St. Dept. Bdg. & Fin.
 Special Purpose Rev., Hawaiian
 Electric Co. Inc. Pjs., Ser. C.   Aaa           6.20        11/01/29        8,000            8,051,440

                                               See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      Insured Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   MOODY'S                              PRINCIPAL
                                   RATING        INTEREST    MATURITY   AMOUNT           VALUE
DESCRIPTION (a)                    (UNAUDITED)   RATE        DATE       (000)            (NOTE 1)
------------------------------------------------------------------------------------------------------------
Honolulu Hawaii City & Cnty.
 Wstewtr. Sys.,
 Rev. Cap. Apprec., F.G.I.C.       Aaa           Zero        7/01/18    $    1,465       $      492,386
 Rev. Cap. Apprec., F.G.I.C.       Aaa           Zero        7/01/19         2,305              725,545
                                                                                         --------------
                                                                                              9,269,371
-------------------------------------------------------------------------------------------------------
ILLINOIS  6.7%
Arlington Hts. Park Dist., Cap.
 Apprec., Ser. E, A.M.B.A.C.       Aaa           Zero        12/01/13        4,175            1,927,013
Chicago Illinois Ser. A, F.G.I.C.  Aaa           6.75%       1/01/35         2,000            2,156,160
Chicago Midway Arpt. Rev., Ser.
 B, M.B.I.A., A.M.T.               Aaa           5.75        1/01/22         5,000            4,819,700
Chicago O' Hare Int'l. Arpt.
 Rev., Pass. Facs. Chrg., Ser. A,
 A.M.B.A.C.                        Aaa           5.625       1/01/15         2,000            1,987,000
Chicago Skyway Toll Brdg. Rev.,
 M.B.I.A.                          Aaa           5.50        1/01/23           650              612,248
Chicago Wstewtr. Trans. Rev.,
 Cap. Apprec. Ref., Ser. A,
 M.B.I.A.                          Aaa           Zero        1/01/21         8,655            2,444,259
Chicago Wtr. Rev., Cap. Apprec.,
 F.G.I.C.                          Aaa           Zero        11/01/16        3,055            1,151,246
Onterie Ctr. Hsg. Fin. Corp.
 Mtge. Rev.,
 Ser. A, M.B.I.A.                  Aaa           7.00        7/01/12         1,575            1,634,188
 Ser. A, M.B.I.A.                  Aaa           7.05        7/01/27         5,400            5,610,600
                                                                                         --------------
                                                                                             22,342,414
-------------------------------------------------------------------------------------------------------
INDIANA  1.6%
Trans. Fin. Auth. Hwy., Ser. A     Aa2           5.50        12/01/22        5,500            5,286,710
-------------------------------------------------------------------------------------------------------
LOUISIANA  0.7%
New Orleans, Gen. Oblig., Cap.
 Apprec., A.M.B.A.C.               Aaa           Zero        9/01/09         4,000            2,407,360

See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      Insured Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   MOODY'S                              PRINCIPAL
                                   RATING        INTEREST    MATURITY   AMOUNT           VALUE
DESCRIPTION (a)                    (UNAUDITED)   RATE        DATE       (000)            (NOTE 1)
------------------------------------------------------------------------------------------------------------
MAINE  0.7%
Maine Str. Turnpike Auth. Rev.,
 F.G.I.C.                          Aaa           5.50%       7/01/30    $    2,500       $    2,362,950
-------------------------------------------------------------------------------------------------------
MASSACHUSETTS  0.6%
Massachusetts St. Hlth. & Edl.
 Facs. Auth. Rev., F.G.I.C.        Aaa           5.875       10/01/29        2,000            1,979,180
-------------------------------------------------------------------------------------------------------
MICHIGAN  4.5%
Detroit Dwntwn. Dev., Ser. A,
 A.M.B.A.C.                        Aaa           5.75        7/15/15         1,820            1,834,051
Detroit Michigan Sewage Disposal
 Rev.,
 Non-prerefunded                   Aaa           6.857       7/01/23         1,500(d)         1,365,000
 Prerefunded                       Aaa           6.857       7/01/23         5,000(c)(d)      5,256,250
Michigan St. Hosp. Fin. Auth.
 Rev., Mid. Michigan Oblig.,
 M.B.I.A.                          Aaa           7.50        6/01/15         2,350(c)         2,403,298
Saginaw Hosp. Fin. Auth., St.
 Luke's Hosp., Ser. C, M.B.I.A.    Aaa           6.50        7/01/11         4,000            4,142,760
                                                                                         --------------
                                                                                             15,001,359
-------------------------------------------------------------------------------------------------------
MISSISSIPI  0.7%
Harrison Cnty. Wste. Wtr. Mgmt.
 Dist. Rev., Wstewtr. Treatmt.,
 Facs. Auth., F.G.I.C.             Aaa           6.50        2/01/06         2,400            2,482,128
-------------------------------------------------------------------------------------------------------
MISSOURI  0.5%
Missouri St. Hlth. & Edl. Facs.
 Rev.,
 SSM Hlthcare, Ref., Ser. AA       Aaa           6.25        6/01/16           285(c)           298,084
 SSM Hlthcare, Unref., Ser. AA,
 M.B.I.A.                          Aaa           6.25        6/01/16         1,215            1,237,672
                                                                                         --------------
                                                                                              1,535,756
-------------------------------------------------------------------------------------------------------
MONTANA  0.6%
Forsyth Poll. Ctrl. Rev., Puget
 Sound Pwr. & Lt. Co., 1st Mtge.,
 Ser. A, A.M.B.A.C.                Aaa           7.05        8/01/21         2,000            2,083,300

                                               See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      Insured Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   MOODY'S                              PRINCIPAL
                                   RATING        INTEREST    MATURITY   AMOUNT           VALUE
DESCRIPTION (a)                    (UNAUDITED)   RATE        DATE       (000)            (NOTE 1)
------------------------------------------------------------------------------------------------------------
NEW JERSEY  6.9%
East Orange Bd. Edl. Ctfs. Part.,
 Cap. Apprec., F.S.A.              Aaa           Zero        2/01/15    $      785       $      331,843
 Cap. Apprec., F.S.A.              Aaa           Zero        2/01/16           650              256,834
 Cap. Apprec., F.S.A.              Aaa           Zero        2/01/18         2,645              913,054
 Cap. Apprec., F.S.A.              Aaa           Zero        8/01/18           425              142,384
Jersey City Swr. Auth.,
 A.M.B.A.C.                        Aaa           6.00%       1/01/10         2,585            2,738,420
 A.M.B.A.C.                        Aaa           6.25        1/01/14         4,255            4,614,037
New Jersey Econ. Dev. Auth. Rev.,
 Natural Gas Facs. Rev.,
 M.B.I.A., A.M.T.                  Aaa           5.70        6/01/32         5,000            4,784,450
New Jersey Econ. Dev. Auth.,
 Mkt. Trans. Facs. Rev., M.B.I.A.  Aaa           5.875       7/01/11         5,900            6,069,920
 Mkt. Trans. Facs. Rev., Sr.
 Lien, M.B.I.A.                    Aaa           5.80        7/01/09         3,340            3,440,868
                                                                                         --------------
                                                                                             23,291,810
-------------------------------------------------------------------------------------------------------
NEW YORK  13.5%
Islip Res. Rec., Ser. B,
 A.M.B.A.C.                        Aaa           7.20        7/01/10         1,750            1,977,815
Long Island Pwr. Auth. New York
 Elec. Sys. Rev.,
 Cap. Apprec., F.S.A.              Aaa           Zero        6/01/25         5,000            1,112,500
 Cap. Apprec., F.S.A.              Aaa           Zero        6/01/26         7,500            1,571,700
 Cap. Apprec., F.S.A.              Aaa           Zero        6/01/28         4,735              876,922
Met. Trans. Auth. N.Y. Trans.
 Facs. Rev., F.S.A.                Aaa           5.75        7/01/11         5,000            5,123,950
Metropolitan Trans. Auth. New
 York Dedicated Tax Fund F.G.I.C.  Aaa           6.00        4/01/30         3,000            3,019,890
New York City,
 Ser. G, M.B.I.A.                  Aaa           5.75        2/01/14         3,000            3,037,110
 Cap. Apprec., Ser. G, M.B.I.A.    Aaa           Zero        8/01/07         3,290            2,237,924
New York St. Dorm. Auth. Rev.,
 Montefiore Med. Ctr., A.M.B.A.C.  Aaa           6.00        8/01/08         3,400            3,564,152

See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      Insured Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   MOODY'S                              PRINCIPAL
                                   RATING        INTEREST    MATURITY   AMOUNT           VALUE
DESCRIPTION (a)                    (UNAUDITED)   RATE        DATE       (000)            (NOTE 1)
------------------------------------------------------------------------------------------------------------
New York St. Envir. Facs. Corp.,
 Poll. Ctrl. Rev.                  Aaa           5.70%       7/15/12    $    2,375       $    2,424,661
 Poll. Ctrl. Rev.                  Aaa           5.75        7/15/13         1,060            1,081,720
 Poll. Ctrl. Rev.                  Aaa           5.80        7/15/14         3,755            3,829,424
New York St. Local Govt.
 Assistance Corp., Ref. Ser. E,
 M.B.I.A.                          Aaa           5.00        4/01/21         5,000            4,479,550
Port Auth. New York & New Jersey
 Cons., Ser. 99, F.G.I.C.          Aaa           5.90        11/01/11        7,665            7,882,609
Suffolk Cnty. Judicial Facs.
 Agcy. Serv. Agreement Rev.,
 A.M.B.A.C.                        Aaa           5.75        10/15/12        3,000            3,083,640
                                                                                         --------------
                                                                                             45,303,567
-------------------------------------------------------------------------------------------------------
OHIO  0.3%
Lebanon Wtrwks. Sys. Rev. Ref.
 Impvt., 1st Mtg.                  Aaa           5.30        12/01/24        1,000              918,460
-------------------------------------------------------------------------------------------------------
OKLAHOMA  2.4%
Norman Reg'l. Hosp. Auth., Rev.
 Ref., Ser. A, M.B.I.A.            Aaa           5.50        9/01/11         4,110            4,115,097
Oklahoma City Arpt. Trust, Jr.
 Lien, Ser. 24, A.M.B.A.C.,A.M.T.  Aaa           5.75        2/01/18         2,620            2,565,556
Oklahoma Hsg. Fin. Agcy. Single
 Family Rev., Amt. Mtg. Homeown.
 Loan Pg. Series A 2, G.N.M.A.,
 F.N.M.A.                          Aaa           6.35        9/01/27         1,430            1,439,538
                                                                                         --------------
                                                                                              8,120,191
-------------------------------------------------------------------------------------------------------
PENNSYLVANIA  0.9%
Philadelphia Mun. Auth. Rev.,
 Criminal Justice Ctr., Ser. A,
 M.B.I.A.                          Aaa           6.90        11/15/03        3,000            3,145,680
-------------------------------------------------------------------------------------------------------
PUERTO RICO  3.0%
Puerto Rico Pub. Bldgs. Auth.
 Rev., Gov't. Facs., Ser. A,
 A.M.B.A.C.                        Aaa           6.25        7/01/13         1,700            1,860,055

                                               See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      Insured Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   MOODY'S                              PRINCIPAL
                                   RATING        INTEREST    MATURITY   AMOUNT           VALUE
DESCRIPTION (a)                    (UNAUDITED)   RATE        DATE       (000)            (NOTE 1)
------------------------------------------------------------------------------------------------------------
Puerto Rico Tel. Auth. Rev.,
 Ser. I, M.B.I.A., R.I.B.S.        Aaa           6.639%      1/25/07    $    4,100(c)    $    4,228,125
 Ser. I, M.B.I.A., R.I.B.S.        Aaa           6.56        1/16/15         3,800(c)         4,004,250
                                                                                         --------------
                                                                                             10,092,430
-------------------------------------------------------------------------------------------------------
SOUTH DAKOTA  1.7%
So. Dakota Hsg. Dev. Auth.,
 Homeownership Mtge., Ser. F,
 A.M.T.                            Aa1           5.80        5/01/28         5,975            5,681,986
-------------------------------------------------------------------------------------------------------
TENNESSEE  1.6%
Met. Gov't. Nashville & Davidson
 Cnty. Wtr. & Swr. Rev.,
 A.M.B.A.C., R.I.B.S               Aaa           7.628       1/01/22         5,000(c)         5,356,250
-------------------------------------------------------------------------------------------------------
TEXAS  9.6%
Austin Util. Sys. Rev. Comb.,
 Ser. A, M.B.I.A.                  Aaa           4.875       11/15/10        5,300            5,013,058
Austin Util. Sys. Rev.,
 Preref. Cap. Apprec., Ser. A      Aaa           5.40        5/15/03           725(c)           619,462
 Unref. Bal. Cap. Apprec., Ser. A  Aaa           5.40        5/15/03         3,275            2,791,610
Harris Cnty. Texas, Ref. Toll
 Road Sub. Lien, F.G.I.C.          Aaa           6.00        8/01/13         1,795            1,860,033
Houston Arpt. Sys. Rev.,           Aaa           7.20        7/01/13         3,900            4,325,295
Houston Arpt. Sys. Rev., Spec.
 Facs. People Mover, Ser. A,
 F.S.A.                            Aaa           6.00        7/15/05         3,255            3,364,791
Houston Wtr. & Swr. Sys. Rev.,
 Jr. Lien, Ser. C, F.G.I.C.        Aaa           5.375       12/01/27       10,000            9,137,800
 Ref. Jr. Lien, Ser. D             Aaa           6.125       12/01/25        3,000            3,005,130
Keller Ind. Sch. Dist., P.S.F.G.   Aaa           Zero        8/15/15         4,945            2,034,768
                                                                                         --------------
                                                                                             32,151,947
-------------------------------------------------------------------------------------------------------
VIRGINIA  2.3%
Richmond Met. Auth. Expwy. Rev.
 Ref., F.G.I.C.                    Aaa           5.25        7/15/22         5,265            4,862,228
Virginia Beach Hosp. Facs. Rev.,
 1st Mtge., A.M.B.A.C.             Aaa           6.00        2/15/10         1,220            1,274,070
 1st Mtge., A.M.B.A.C.             Aaa           6.00        2/15/13         1,455            1,525,175
                                                                                         --------------
                                                                                              7,661,473

See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      Insured Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   MOODY'S                              PRINCIPAL
                                   RATING        INTEREST    MATURITY   AMOUNT           VALUE
DESCRIPTION (a)                    (UNAUDITED)   RATE        DATE       (000)            (NOTE 1)
------------------------------------------------------------------------------------------------------------
WASHINGTON  5.4%
Washington St. Hlthcare Facs.
 Auth. Rev., Yakima Valley
 Memorial Hosp. Assoc.             AAA(b)        5.25%       12/01/20   $    2,500       $    2,247,175
Washington St. Pub. Pwr. Supply
 Sys.,
 Nuclear Proj. No. 1, Ser. A,
 M.B.I.A.                          Aaa           5.75        7/01/10         7,000            7,141,050
 Nuclear Proj. No. 2, Ser. A,
 M.B.I.A.                          Aaa           Zero        7/01/11         5,210            2,819,756
 Nuclear Proj. No. 2, Ser. B,
 F.G.I.C.                          Aaa           7.25        7/01/03         3,000(c)         3,074,070
 Nuclear Proj. No. 3, Ser. B,
 F.G.I.C.                          Aaa           Zero        7/01/08         4,500            2,876,400
                                                                                         --------------
                                                                                             18,158,451
Total long-term investments (cost
 $323,644,778)                                                                              327,400,974
                                                                                         --------------
SHORT-TERM INVESTMENTS  2.2%
-------------------------------------------------------------------------------------------------------
ILLINOIS  0.2%
Madison Cnty. Env. Improv. Rev.,
 Adj., F.R.D.D., A.M.T., Ser. A    A1+(b)        6.20        5/01/00           500              500,000
-------------------------------------------------------------------------------------------------------
LOUISIANA  0.2%
Plaquemines Parish Env. Rev.,
 Adj. Ref. Bp. Exploration & Oil,
 F.R.D.D., A.M.T.                  P1            6.20        5/01/00           600              600,000
-------------------------------------------------------------------------------------------------------
NEW MEXICO  0.7%
Farmington Poll. Ctrl. Rev.,
 Merlots, F.R.W.D., Ser. DD        NR            4.90        5/03/00         2,500            2,500,000

                                               See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      Insured Series
             Portfolio of Investments as of April 30, 2000 Cont'd.

                                   MOODY'S                              PRINCIPAL
                                   RATING        INTEREST    MATURITY   AMOUNT           VALUE
DESCRIPTION (a)                    (UNAUDITED)   RATE        DATE       (000)            (NOTE 1)
------------------------------------------------------------------------------------------------------------
TEXAS  1.1%
Brazos Rvr. Auth. Poll. Ctrl.
 Rev.,
 A.M.T., F.R.D.D., Ser. C          VMIG1         6.25%       5/01/00    $    1,200       $    1,200,000
 Texas Util. Elec. Co., F.R.D.D.,
 A.M.T., A.M.B.A.C.                VMIG1         6.25        5/01/00           100              100,000
Gulf Coast Wste. Disp. Auth.,
 Env. Fac. Rev., A.M.T., Ser. 98   A1+(b)        6.20        5/01/00         1,100            1,100,000
 Env. Fac. Rev., A.M.T., Ser. 97   P1            6.25        5/01/00         1,200            1,200,000
                                                                                         --------------
                                                                                              3,600,000
Total short-term investments
 (cost $7,200,000)                                                                            7,200,000
                                                                                         --------------
TOTAL INVESTMENTS  99.9% (COST
 $330,844,778; NOTE 4)                                                                      334,600,974
Other assets in excess of
 liabilities  0.1%                                                                              454,962
                                                                                         --------------
NET ASSETS  100%                                                                         $  335,055,936
                                                                                         --------------
                                                                                         --------------

------------------------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation A.M.T.--Alternative Minimum Tax
    F.G.I.C.--Financial Guaranty Insurance Company
    F.N.M.A.--Federal National Mortgage Association
    F.R.D.D.--Floating Rate (Daily) Demand Note (e)
    F.R.W.D.--Floating Rate (Weekly) Demand Note (e)
    F.S.A.--Financial Security Assurance
    G.N.M.A.--Government National Mortgage Association
    M.B.I.A.--Municipal Bond Insurance Association
    P.S.F.G.--Public School Fund Guaranty
    R.I.B.S.--Residual Interest Bearing Securities
(b) Standard & Poor's rating.
(c) Prerefunded issues are secured by escrowed cash or direct U.S. guaranteed obligations.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(e) The maturity date shown is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
The Fund's current prospectus contains a description of Moody's and Standard & Poor's ratings.

See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      Insured Series
             Statement of Assets and Liabilities

                                                                    April 30, 2000
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $330,844,778)                            $ 334,600,974
Cash                                                                        81,453
Interest receivable                                                      4,837,102
Receivable for investments sold                                          2,067,660
Receivable for Series shares sold                                          165,947
Deferred expenses and other assets                                           9,174
                                                                    --------------
      TOTAL ASSETS                                                     341,762,310
                                                                    --------------
LIABILITIES
Payable for investments purchased                                        5,552,479
Payable for Series shares reacquired                                       474,865
Dividends payable                                                          318,188
Management fee payable                                                     139,977
Accrued expenses                                                           130,691
Distribution fee payable                                                    90,174
                                                                    --------------
      TOTAL LIABILITIES                                                  6,706,374
                                                                    --------------
NET ASSETS                                                           $ 335,055,936
                                                                    --------------
                                                                    --------------
Net assets were comprised of:
   Shares of beneficial interest, at par                             $     322,128
   Paid-in capital in excess of par                                    335,518,190
                                                                    --------------
                                                                       335,840,318
   Undistributed net investment income                                     162,490
   Accumulated net realized loss on investments                         (4,703,068)
   Net unrealized appreciation on investments                            3,756,196
                                                                    --------------
Net assets, April 30, 2000                                           $ 335,055,936
                                                                    --------------
                                                                    --------------

                                               See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      Insured Series
             Statement of Assets and Liabilities Con't.

                                                                    APRIL 30, 2000
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($238,689,736
      DIVIDED BY 22,954,663 shares of beneficial interest issued
      and outstanding)                                                      $10.40
   Maximum sales charge (3% of offering price)                                 .32
                                                                    --------------
   Maximum offering price to public                                         $10.72
                                                                    --------------
                                                                    --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($91,988,842 DIVIDED BY 8,837,394 shares of beneficial
      interest issued and outstanding)                                      $10.41
                                                                    --------------
                                                                    --------------
Class C:
   Net asset value and redemption price per share ($2,948,547
      DIVIDED BY 283,270 shares of beneficial interest issued
      and outstanding)                                                      $10.41
   Sales charge (1% of offering price)                                         .11
                                                                    --------------
   Offering price to public                                                 $10.52
                                                                    --------------
                                                                    --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($1,428,811 DIVIDED BY 137,442 shares of beneficial interest
      issued and outstanding)                                               $10.40
                                                                    --------------
                                                                    --------------

See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      Insured Series
             Statement of Operations

                                                                         YEAR
                                                                        ENDED
                                                                    APRIL 30, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                          $  21,489,711
                                                                    --------------
Expenses
   Management fee                                                        1,898,781
   Distribution fee--Class A                                               609,390
   Distribution fee--Class B                                               655,259
   Distribution fee--Class C                                                22,410
   Transfer agent's fees and expenses                                      227,000
   Custodian's fees and expenses                                           115,000
   Registration fees                                                        55,000
   Reports to shareholders                                                  50,000
   Legal fees and expenses                                                  25,000
   Audit fees and expenses                                                  15,000
   Trustees' fees and expenses                                              15,000
   Insurance expense                                                         5,000
   Miscellaneous                                                             4,795
                                                                    --------------
      TOTAL EXPENSES                                                     3,697,635
   Less: Custodian fee credit                                               (1,630)
                                                                    --------------
    Net expenses                                                         3,696,005
                                                                    --------------
NET INVESTMENT INCOME                                                   17,793,706
                                                                    --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                              (4,988,005)
   Financial futures contract transactions                                 922,280
                                                                    --------------
                                                                        (4,065,725)
                                                                    --------------
Net change in unrealized depreciation on:
   Investments                                                         (25,355,553)
   Financial futures contracts                                             (33,038)
                                                                    --------------
                                                                       (25,388,591)
                                                                    --------------
Net loss on investments                                                (29,454,316)
                                                                    --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ (11,660,610)
                                                                    --------------
                                                                    --------------

                                               See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      Insured Series
             Statement of Changes in Net Assets

                                                        YEAR              YEAR
                                                       ENDED             ENDED
                                                   APRIL 30, 2000    APRIL 30, 1999
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net investment income                           $   17,793,706    $   20,209,415
   Net realized gain (loss) on investment
      transactions                                     (4,065,725)        1,085,264
   Net change in unrealized appreciation
      (depreciation) of investments                   (25,388,591)        8,633,133
                                                   --------------    --------------
   Net increase (decrease) in net assets
      resulting from operations                       (11,660,610)       29,927,812
                                                   --------------    --------------
DIVIDENDS AND DISTRIBUTIONS (NOTE 1)
   Dividends from net investment income
      Class A                                         (11,662,405)      (11,087,816)
      Class B                                          (5,906,384)       (8,878,895)
      Class C                                            (128,146)          (74,699)
      Class Z                                             (96,771)         (168,005)
                                                   --------------    --------------
                                                      (17,793,706)      (20,209,415)
                                                   --------------    --------------
   Dividends in excess of net investment income
      Class A                                                  --          (165,620)
      Class B                                                  --          (128,222)
      Class C                                                  --            (1,348)
      Class Z                                                  --            (2,596)
                                                   --------------    --------------
                                                               --          (297,786)
                                                   --------------    --------------
   Dividends from net capital gains
      Class A                                                  --        (2,053,682)
      Class B                                                  --        (1,589,957)
      Class C                                                  --           (16,718)
      Class Z                                                  --           (32,185)
                                                   --------------    --------------
                                                               --        (3,692,542)
                                                   --------------    --------------
SERIES SHARE TRANSACTIONS (NET OF SHARE
   CONVERSIONS)
   (NOTE 5):
   Net proceeds from shares sold                       57,490,106        56,402,154
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                    10,004,943        13,991,834
   Cost of shares reacquired                         (136,825,105)     (104,987,356)
                                                   --------------    --------------
   Net decrease in net assets from Series share
      transactions                                    (69,330,056)      (34,593,368)
                                                   --------------    --------------
Total decrease                                        (98,784,372)      (28,865,299)
NET ASSETS
Beginning of year                                     433,840,308       462,705,607
                                                   --------------    --------------
End of year(a)                                     $  335,055,936    $  433,840,308
                                                   --------------    --------------
                                                   --------------    --------------
---------------
(a) Includes undistributed net investment income
of                                                 $      162,490    $           --
                                                   --------------    --------------
                                                   --------------    --------------

See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND

             Notes to Financial Statements

      Prudential Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized as an unincorporated business trust in Massachusetts on November 3, 1986 and consists of two series: the High Income Series and the Insured Series. Investment operations for Class A, Class B, Class C and Class Z shares of each series commenced on January 22, 1990, September 17, 1987, August 1, 1994 and September 16, 1996, respectively.

      The investment objectives of the series are as follows: (i) the objective of the High Income Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes, (ii) the objective of the Insured Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes consistent with the preservation of capital. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific state, region or industry.

NOTE 1. ACCOUNTING POLICIES

SECURITIES VALUATION:    Municipal securities (including commitments to purchase
such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      FINANCIAL FUTURES CONTRACTS:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of debt securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or

       PRUDENTIAL MUNICIPAL BOND FUND

             Notes to Financial Statements Cont'd.

loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

      The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      OPTIONS:    The Fund may either purchase or write options in order to
hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions.

      The Fund, as writer of an option, has no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Net investment income, other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

       PRUDENTIAL MUNICIPAL BOND FUND

             Notes to Financial Statements Cont'd.

      FEDERAL INCOME TAXES:    For federal income tax purposes, each series in
the Fund is treated as a separate tax paying entity. It is the intent of each series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all net income to shareholders. For this reason no federal income tax provision is required.

      DIVIDENDS AND DISTRIBUTIONS:    Dividends from net investment income are
declared daily and paid monthly. The Fund will distribute at least annually any net capital gains. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      RECLASSIFICATION OF CAPITAL ACCOUNTS:    The Fund accounts and reports for
distributions to shareholders in accordance with Statement of Position 93-2:
Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. For the fiscal year ended April 30, 2000, the effect of applying this statement was to increase undistributed net investment income and decrease accumulated net realized loss by $36,989 and $162,490 due to the sale of securities purchased with market discount for the High Income and Insured Series, respectively.

      CUSTODY FEE CREDITS:    The Fund has an arrangement with its custodian
bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

NOTE 2. AGREEMENTS
The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"), doing business as Prudential Investments ("PI," the Subadviser or the investment adviser); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .50 of 1% of the average daily net assets of each series up to $1 billion and .45 of 1% of the average daily net assets of each series in excess of $1 billion. PIFM has agreed to voluntarily waive a portion of the High Income Series management fee, which amounted to $50,963 for the year ended April 30, 2000. Such amount represents .05 of 1% of average daily net assets, or $.005 per share for the year

       PRUDENTIAL MUNICIPAL BOND FUND

             Notes to Financial Statements Cont'd.

ended April 30, 2000. The Series is not required to reimburse PIFM for such waiver. Effective June 1, 1999, PIFM eliminated its voluntary waiver of a portion of its management fee.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"). The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the "Class A, B and C Plans"), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. For the year ended April 30, 2000, such expenses for the Fund were
 .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively.

      PIMS has advised the High Income Series and Insured Series that it received approximately $267,400 ($167,500-Class A; $99,900-Class C) and $30,200 ($27,500-Class A; $2,700-Class C), respectively, in front-end sales charges during the year ended April 30, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the High Income Series and Insured Series that for the year ended April 30, 2000, it received approximately $1,254,000
($1,214,600-Class B; $39,400-Class C) and $184,200 ($182,200-Class B;
$2,000-Class C), respectively, in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders.

      PIC, PIMS and PIFM are wholly owned subsidiaries of The Prudential Insurance Company of America.

      The Fund, along with other affiliated registered investment companies (the "Funds"), entered into a syndicated credit agreement ("SCA") with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA

       PRUDENTIAL MUNICIPAL BOND FUND

             Notes to Financial Statements Cont'd.

during the year ended April 30, 2000. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions.

NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES
Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended April 30, 2000, the Fund incurred fees of approximately $530,200 ($352,100-High Income Series; $178,100-Insured Series) for the services of PMFS. As of April 30, 2000, approximately $42,200 ($28,200-High Income Series; $14,000-Insured Series) of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out of pocket expenses paid to nonaffiliates.

NOTE 4. PORTFOLIO SECURITIES
Purchases and sales of portfolio securities, excluding short-term investments, for the year ended April 30, 2000, were as follows:

SERIES                                                     PURCHASES         SALES
-------------------------------------------------------   ------------    ------------
High Income                                               $293,848,358    $375,320,040
Insured                                                     97,151,939     166,486,956

      At April 30, 2000, the High Income Series sold 176 U.S. Treasury bond futures expiring in June 2000. The values of these financial futures contracts at April 30, 2000 were as follows:

                                                                          HIGH INCOME
                                                                            SERIES
                                                                          -----------
Value at disposition                                                      $16,782,391
Value at April 30, 2000                                                    16,995,000
                                                                          -----------
Unrealized loss                                                           $  (212,609)
                                                                          -----------
                                                                          -----------

      Transactions in options written during the year ended April 30, 2000 for the High Income Series were as follows:

                                                                  NUMBER OF    PREMIUMS
                                                                  CONTRACTS    RECEIVED
                                                                  ---------    --------
Options outstanding at April 30, 1999                                   --           --
Options written                                                        400     $425,375
Options expired                                                        400      425,375
                                                                  ---------    --------
Options outstanding at April 30, 2000                                   --     $     --

       PRUDENTIAL MUNICIPAL BOND FUND

             Notes to Financial Statements Cont'd.

      The federal income tax basis of the Fund's investments, at April 30, 2000 was $1,008,001,908 for High Income Series and $334,600,974 for Insured Series and, accordingly, net unrealized appreciation (depreciation) of investments for federal income tax purposes was as follows:

                                           NET UNREALIZED         GROSS           GROSS
                                            APPRECIATION       UNREALIZED      UNREALIZED
SERIES                                     (DEPRECIATION)      APPRECIATION    DEPRECIATION
-----------------------------------------  ---------------     -----------     -----------
High Income                                 $ (23,104,186)     $35,366,075     $58,470,261
Insured                                         3,756,196        8,819,696       5,063,500

      The High Income Series has a net capital loss carryforward as of April 30, 2000 of approximately $26,590,000, of which $2,024,000 expires in 2002, $5,361,000 expires in 2003, $6,383,000 expires in 2004, $3,225,000 expires in
2005, $554,000 expires in 2006, $3,137,000 expires in 2007 and $5,906,000 expires in 2008. No capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of the aggregate of such amounts.

      The Insured Series has a capital loss carryforward as of April 30, 2000 of approximately $2,919,000, which expires in 2008. No capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of this amount.

      In addition, the High Income Series and Insured Series elected to treat net realized capital losses of approximately $9,439,586 and $1,784,353, respectively incurred in the year ended April 30, 2000 as having been incurred in the following fiscal year.

NOTE 5. CAPITAL

The High Income Series and Insured Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.0%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

       PRUDENTIAL MUNICIPAL BOND FUND

             Notes to Financial Statements Cont'd.

      The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share. Transactions in shares of beneficial interest were as follows:

                                    HIGH INCOME SERIES                 INSURED SERIES
                                          CLASS A                          CLASS A
                               -----------------------------     ---------------------------
 YEAR ENDED APRIL 30, 2000       SHARES           AMOUNT           SHARES          AMOUNT
---------------------------    -----------     -------------     ----------     ------------
Shares issued                   11,155,788     $ 118,089,368      4,272,410     $ 45,211,746
Shares issued in
   reinvestment of
   dividends and
   distributions                 1,400,233        14,812,765        614,176        6,469,154
Shares reacquired              (15,491,720)     (163,745,706)    (6,006,710)     (63,240,650)
                               -----------     -------------     ----------     ------------
Net increase (decrease) in
   shares outstanding
   before conversion            (2,935,699)      (30,843,573)    (1,120,124)     (11,559,750)
Shares issued upon
   conversion from Class B       6,311,283        66,835,489      1,592,700       16,791,582
                               -----------     -------------     ----------     ------------
Net increase (decrease) in
   shares outstanding            3,375,584     $  35,991,916        472,576     $  5,231,832
                               -----------     -------------     ----------     ------------
                               -----------     -------------     ----------     ------------
                                    HIGH INCOME SERIES                 INSURED SERIES
                                          CLASS A                          CLASS A
                               -----------------------------     ---------------------------
 YEAR ENDED APRIL 30, 1999       SHARES           AMOUNT           SHARES          AMOUNT
---------------------------    -----------     -------------     ----------     ------------
Shares issued                    9,922,785     $ 112,624,489      3,150,940     $ 35,684,005
Shares issued in
   reinvestment of
   dividends and
   distributions                 1,173,562        13,319,273        669,267        7,562,399
Shares reacquired               (7,359,450)      (83,429,491)    (3,182,291)     (35,899,590)
                               -----------     -------------     ----------     ------------
Net increase in shares
   outstanding before
   conversion                    3,736,897        42,514,271        637,916        7,346,814
Shares issued upon
   conversion from Class B       4,930,525        56,076,061      1,531,912       17,371,217
                               -----------     -------------     ----------     ------------
Net increase in shares
   outstanding                   8,667,422     $  98,590,332      2,169,828     $ 24,718,031
                               -----------     -------------     ----------     ------------
                               -----------     -------------     ----------     ------------

       PRUDENTIAL MUNICIPAL BOND FUND

             Notes to Financial Statements Cont'd.

                                    HIGH INCOME SERIES                 INSURED SERIES
                                          CLASS B                          CLASS B
                               -----------------------------     ---------------------------
 YEAR ENDED APRIL 30, 2000       SHARES           AMOUNT           SHARES          AMOUNT
---------------------------    -----------     -------------     ----------     ------------
Shares issued                    5,702,990     $  60,755,141        876,277     $  9,261,018
Shares issued in
   reinvestment of
   dividends and
   distributions                 1,237,118        13,119,382        319,614        3,379,000
Shares reacquired              (13,781,073)     (145,504,647)    (6,454,293)     (68,181,046)
                               -----------     -------------     ----------     ------------
Net decrease in shares
   outstanding before
   conversion                   (6,840,965)      (71,630,124)    (5,258,402)     (55,541,028)
Shares reacquired upon
   conversion to Class A        (6,312,429)      (66,835,489)    (1,590,681)     (16,791,582)
                               -----------     -------------     ----------     ------------
Net decrease in shares
   outstanding                 (13,153,394)    $(138,465,613)    (6,849,083)    $(72,332,610)
                               -----------     -------------     ----------     ------------
                               -----------     -------------     ----------     ------------
                                    HIGH INCOME SERIES                 INSURED SERIES
                                          CLASS B                          CLASS B
                               -----------------------------     ---------------------------
 YEAR ENDED APRIL 30, 1999       SHARES           AMOUNT           SHARES          AMOUNT
---------------------------    -----------     -------------     ----------     ------------
Shares issued                   11,345,964     $ 128,924,744      1,204,352     $ 13,614,748
Shares issued in
   reinvestment of
   dividends and
   distributions                 1,343,215        15,249,705        547,328        6,190,618
Shares reacquired               (8,975,019)     (101,906,384)    (5,908,598)     (66,872,772)
                               -----------     -------------     ----------     ------------
Net increase (decrease) in
   shares outstanding
   before conversion             3,714,160        42,268,065     (4,156,918)     (47,067,406)
Shares reaquired upon
   conversion to Class A        (4,931,462)      (56,076,061)    (1,530,249)     (17,371,217)
                               -----------     -------------     ----------     ------------
Net decrease in shares
   outstanding                  (1,217,302)    $ (13,807,996)    (5,687,167)    $(64,438,623)
                               -----------     -------------     ----------     ------------
                               -----------     -------------     ----------     ------------
                                    HIGH INCOME SERIES                 INSURED SERIES
                                          CLASS C                          CLASS C
                               -----------------------------     ---------------------------
 YEAR ENDED APRIL 30, 2000       SHARES           AMOUNT           SHARES          AMOUNT
---------------------------    -----------     -------------     ----------     ------------
Shares issued                    1,049,114     $  11,208,188         99,569     $  1,066,589
Shares issued in
   reinvestment of
   dividends and
   distributions                   101,234         1,072,623          7,094           74,764
Shares reacquired               (1,146,727)      (12,092,217)       (65,397)        (684,934)
                               -----------     -------------     ----------     ------------
Net increase in shares
   outstanding                       3,621     $     188,594         41,266     $    456,419
                               -----------     -------------     ----------     ------------
                               -----------     -------------     ----------     ------------

       PRUDENTIAL MUNICIPAL BOND FUND

             Notes to Financial Statements Cont'd.

                                    HIGH INCOME SERIES                 INSURED SERIES
                                          CLASS C                          CLASS C
                               -----------------------------     ---------------------------
 YEAR ENDED APRIL 30, 1999       SHARES           AMOUNT           SHARES          AMOUNT
---------------------------    -----------     -------------     ----------     ------------
Shares issued                    1,518,505     $  17,214,668        125,361     $  1,422,776
Shares issued in
   reinvestment of
   dividends and
   distributions                    76,753           870,798          4,553           51,493
Shares reacquired                 (474,223)       (5,378,215)       (24,331)        (273,385)
                               -----------     -------------     ----------     ------------
Net increase in shares
   outstanding                   1,121,035     $  12,707,251        105,583     $  1,200,884
                               -----------     -------------     ----------     ------------
                               -----------     -------------     ----------     ------------
                                    HIGH INCOME SERIES                 INSURED SERIES
                                          CLASS Z                          CLASS Z
                               -----------------------------     ---------------------------
 YEAR ENDED APRIL 30, 2000       SHARES           AMOUNT           SHARES          AMOUNT
---------------------------    -----------     -------------     ----------     ------------
Shares issued                      528,208     $   5,602,041        186,798     $  1,950,753
Shares issued in
   reinvestment of
   dividends and
   distributions                    43,432           462,840          7,710           82,025
Shares reacquired               (1,042,909)      (11,081,280)      (442,855)      (4,718,475)
                               -----------     -------------     ----------     ------------
Net decrease in shares
   outstanding                    (471,269)    $  (5,016,399)      (248,347)    $ (2,685,697)
                               -----------     -------------     ----------     ------------
                               -----------     -------------     ----------     ------------
                                    HIGH INCOME SERIES                 INSURED SERIES
                                          CLASS Z                          CLASS Z
                               -----------------------------     ---------------------------
 YEAR ENDED APRIL 30, 1999       SHARES           AMOUNT           SHARES          AMOUNT
---------------------------    -----------     -------------     ----------     ------------
Shares issued                    1,096,115     $  12,439,510        503,141     $  5,680,625
Shares issued in
   reinvestment of
   dividends and
   distributions                    61,271           694,740         16,560          187,324
Shares reacquired                 (799,663)       (9,043,372)      (171,745)      (1,941,609)
                               -----------     -------------     ----------     ------------
Net increase (decrease) in
   shares outstanding              357,723     $   4,090,878        347,956     $ (3,926,340)
                               -----------     -------------     ----------     ------------
                               -----------     -------------     ----------     ------------

       PRUDENTIAL MUNICIPAL BOND FUND

             Portfolio of Investments as of April 30, 2000 Cont'd.

           FINANCIAL
              HIGHLIGHTS

       PRUDENTIAL MUNICIPAL BOND FUND      High Income Series
             Financial Highlights

                                                                       CLASS A
                                                                    --------------
                                                                      YEAR ENDED
                                                                    APRIL 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR                                     $  11.21
                                                                    --------------
Income from investment operations
Net investment income                                                      0.63
Net realized and unrealized gain (loss) on investment
   transactions                                                           (0.99)
                                                                    --------------
      Total from investment operations                                    (0.36)
                                                                    --------------
LESS DISTRIBUTIONS
Dividends from net investment income                                      (0.63)
                                                                    --------------
Net asset value, end of year                                           $  10.22
                                                                    --------------
                                                                    --------------
TOTAL RETURN(a):                                                          (3.31)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $503,874
Average net assets (000)                                               $506,888
Ratios to average net assets:
   Expenses, including distribution fees                                    .82%
   Expenses, excluding distribution fees                                    .57%
   Net investment income                                                   5.86%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                   27%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.

                                               See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      High Income Series
             Financial Highlights Cont'd.

                                       CLASS A
-------------------------------------------------------------------------------------
                                YEAR ENDED APRIL 30,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  11.31             $  10.84             $  10.70             $  10.72
----------------     ----------------     ----------------     ----------------
         .63(b)               .67(b)               .70(b)               .72(b)
        (.10)                 .47                  .14                 (.02)
----------------     ----------------     ----------------     ----------------
         .53                 1.14                  .84                  .70
----------------     ----------------     ----------------     ----------------
        (.63)                (.67)                (.70)                (.72)
----------------     ----------------     ----------------     ----------------
    $  11.21             $  11.31             $  10.84             $  10.70
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        4.96%               10.80%                8.03%                6.55%
    $514,952             $421,504             $334,062             $223,073
    $474,901             $381,735             $294,940             $162,329
         .66%(b)              .62%(b)             0.64%(b)             0.64%(b)
         .51%(b)              .52%(b)             0.54%(b)             0.54%(b)
        5.73%(b)             6.03%(b)             6.44%(b)             6.58%(b)
          16%                  13%                  26%                  35%

See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      High Income Series
             Financial Highlights Cont'd.

                                                                       CLASS B
                                                                    --------------
                                                                      YEAR ENDED
                                                                    APRIL 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR                                     $  11.21
                                                                    --------------
Income from investment operations
Net investment income                                                      0.60
Net realized and unrealized gain (loss) on investment
   transactions                                                           (0.99)
                                                                    --------------
      Total from investment operations                                    (0.39)
                                                                    --------------
LESS DISTRIBUTIONS
Dividends from net investment income                                      (0.60)
                                                                    --------------
Net asset value, end of year                                           $  10.22
                                                                    --------------
                                                                    --------------
TOTAL RETURN(a):                                                          (3.55)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $457,841
Average net assets (000)                                               $559,879
Ratios to average net assets:
   Expenses, including distribution fees                                   1.07%
   Expenses, excluding distribution fees                                    .57%
   Net investment income                                                   5.59%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
                                               See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      High Income Series
             Financial Highlights Cont'd.

                                       CLASS B
-------------------------------------------------------------------------------------
                                YEAR ENDED APRIL 30,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  11.31             $  10.84             $  10.69             $  10.72
----------------     ----------------     ----------------     ----------------
         .59(b)               .63(b)               .66(b)               .68(b)
        (.10)                 .47                  .15                 (.03)
----------------     ----------------     ----------------     ----------------
         .49                 1.10                  .81                  .65
----------------     ----------------     ----------------     ----------------
        (.59)                (.63)                (.66)                (.68)
----------------     ----------------     ----------------     ----------------
    $  11.21             $  11.31             $  10.84             $  10.69
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        4.59%               10.36%                7.71%                6.12%
    $649,706             $669,223             $665,525             $799,048
    $666,885             $669,132             $725,305             $900,115
        1.01%(b)             1.02%(b)             1.04%(b)             1.04%(b)
         .51%(b)              .52%(b)             0.54%(b)             0.54%(b)
        5.38%(b)             5.63%(b)             6.05%(b)             6.19%(b)

See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      High Income Series
             Financial Highlights Cont'd.

                                                                       CLASS C
                                                                    --------------
                                                                      YEAR ENDED
                                                                    APRIL 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR                                     $  11.21
                                                                    --------------
Income from investment operations
Net investment income                                                      0.57
Net realized and unrealized gain (loss) on investment
   transactions                                                           (0.99)
                                                                    --------------
      Total from investment operations                                    (0.42)
                                                                    --------------
LESS DISTRIBUTIONS
Dividends from net investment income                                      (0.57)
                                                                    --------------
Net asset value, end of year                                           $  10.22
                                                                    --------------
                                                                    --------------
TOTAL RETURN(a):                                                          (3.79)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $ 30,061
Average net assets (000)                                               $ 32,762
Ratios to average net assets:
   Expenses, including distribution fees                                   1.32%
   Expenses, excluding distribution fees                                    .57%
   Net investment income                                                   5.36%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
                                               See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      High Income Series
             Financial Highlights Cont'd.

                                       CLASS C
-------------------------------------------------------------------------------------
                                YEAR ENDED APRIL 30,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  11.31             $  10.84              $10.69               $10.72
    --------             --------             -------              -------
         .57(b)               .61(b)              .63(b)               .65(b)
        (.10)                 .47                 .15                 (.03)
    --------             --------             -------              -------
         .47                 1.08                 .78                  .62
    --------             --------             -------              -------
        (.57)                (.61)               (.63)                (.65)
    --------             --------             -------              -------
    $  11.21             $  11.31              $10.84               $10.69
    --------             --------             -------              -------
    --------             --------             -------              -------
        4.33%               10.09%               7.44%                5.86%
    $ 32,939             $ 20,554              $9,563               $6,471
    $ 26,114             $ 14,932              $8,060               $5,608
        1.26%(b)             1.27%(b)            1.29%(b)             1.29%(b)
         .51%(b)              .52%(b)            0.54%(b)             0.54%(b)
        5.15%(b)             5.39%(b)            5.80%(b)             5.93%(b)

See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      High Income Series
             Financial Highlights Cont'd.

                                                           CLASS Z
                                     ---------------------------------------------------
                                                                           SEPTEMBER 16,
                                        YEAR            YEAR ENDED            1996(c)
                                       ENDED            APRIL 30,             THROUGH
                                     APRIL 30,      ------------------       APRIL 30,
                                        2000         1999        1998          1997
----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF
PERIOD                                $  11.20      $ 11.30     $10.83        $ 10.79
                                     ----------     -------     ------     -------------
Income from investment
operations
Net investment income                      .65          .65(b)     .68(b)         .45(b)
Net realized and unrealized gain
   (loss) on investment
   transactions                           (.99)        (.10)       .47            .04
                                     ----------     -------     ------     -------------
      Total from investment
      operations                          (.34)         .55       1.15            .49
                                     ----------     -------     ------     -------------
LESS DISTRIBUTIONS
Dividends from net investment
   income                                 (.65)        (.65)      (.68)          (.45)
                                     ----------     -------     ------     -------------
Net asset value, end of period        $  10.21      $ 11.20     $11.30        $ 10.83
                                     ----------     -------     ------     -------------
                                     ----------     -------     ------     -------------
TOTAL RETURN(a):                         (3.07)%       5.11%     10.91%          4.36%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)       $  7,802      $13,839     $9,919        $ 2,719
Average net assets (000)              $ 10,493      $13,648     $6,064        $   704
Ratios to average net assets:
   Expenses, including
      distribution fees                    .57%         .51%(b)    .52%(b)       0.54%(b)(d)
   Expenses, excluding
      distribution fees                    .57%         .51%(b)    .52%(b)       0.54%(b)(d)
   Net investment income                  6.07%        5.89%(b)   6.14%(b)       6.55%(b)(d)

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
(c) Commencement of offering of Class Z shares.
(d) Annualized.
                                               See Notes to Financial Statements

                       This page intentionally left blank

       PRUDENTIAL MUNICIPAL BOND FUND      Insured Series
             Financial Highlights

                                                                       CLASS A
                                                                    --------------
                                                                      YEAR ENDED
                                                                    APRIL 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $  11.18
                                                                    --------------
Income from investment operations
Net investment income                                                       .51
Net realized and unrealized gain (loss) on investment
   transactions                                                            (.78)
                                                                    --------------
      Total from investment operations                                     (.27)
                                                                    --------------
LESS DISTRIBUTIONS
Dividends from net investment income                                       (.51)
Distributions in excess of net investment income                             --
Distributions from capital gains                                             --
                                                                    --------------
      Total distributions                                                  (.51)
                                                                    --------------
Net asset value, end of year                                           $  10.40
                                                                    --------------
                                                                    --------------
TOTAL RETURN(a):                                                          (2.38)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $238,690
Average net assets (000)                                               $243,756
Ratios to average net assets:
   Expenses, including distribution fees                                    .88%
   Expenses, excluding distribution fees                                    .63%
   Net investment income                                                   4.78%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                   26%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
(c) Less than $.005 per share.

                                               See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      Insured Series
             Financial Highlights Cont'd.

                                       CLASS A
-------------------------------------------------------------------------------------
                                YEAR ENDED APRIL 30,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  11.05             $  10.90             $  10.94             $  10.83
----------------     ----------------     ----------------     ----------------
         .53                  .53(b)               .55(b)               .58(b)
         .23                  .40                  .08                  .11
----------------     ----------------     ----------------     ----------------
         .76                  .93                  .63                  .69
----------------     ----------------     ----------------     ----------------
        (.53)                (.53)                (.55)                (.58)
        (.01)                  --(c)              (.01)                  --
        (.09)                (.25)                (.11)                  --
----------------     ----------------     ----------------     ----------------
        (.63)                (.78)                (.67)                (.58)
----------------     ----------------     ----------------     ----------------
    $  11.18             $  11.05             $  10.90             $  10.94
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        6.88%                8.67%                5.74%                6.47%
    $251,300             $224,409             $208,411             $139,548
    $240,652             $222,115             $187,371             $102,456
        0.75%                0.69%(b)             0.68%(b)             0.68%(b)
        0.60%                0.59%(b)             0.58%(b)             0.58%(b)
        4.61%                4.75%(b)             4.95%(b)             5.20%(b)
          15%                  85%                 110%                  68%

See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      Insured Series
             Financial Highlights Cont'd.

                                                                       CLASS B
                                                                    --------------
                                                                      YEAR ENDED
                                                                    APRIL 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR                                     $  11.19
                                                                    --------------
Income from investment operations
Net investment income                                                       .48
Net realized and unrealized gain (loss) on investment
   transactions                                                            (.78)
                                                                    --------------
   Total from investment operations                                        (.30)
                                                                    --------------
LESS DISTRIBUTIONS
Dividends from net investment income                                       (.48)
Distributions in excess of net investment income                             --
Distributions from capital gains                                             --
                                                                    --------------
   Total distributions                                                     (.48)
                                                                    --------------
Net asset value, end of year                                           $  10.41
                                                                    --------------
                                                                    --------------
TOTAL RETURN(a):                                                          (2.62)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $ 91,989
Average net assets (000)                                               $131,052
Ratios to average net assets:
   Expenses, including distribution fees                                   1.13%
   Expenses, excluding distribution fees                                    .63%
   Net investment income                                                   4.51%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
                                               See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      Insured Series
             Financial Highlights Cont'd.

                                       CLASS B
-------------------------------------------------------------------------------------
                                YEAR ENDED APRIL 30,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  11.06             $  10.91             $  10.95             $  10.84
----------------     ----------------     ----------------     ----------------
         .48                  .49(b)               .50(b)               .54(b)
         .23                  .40                  .08                  .11
----------------     ----------------     ----------------     ----------------
         .71                  .89                  .58                  .65
----------------     ----------------     ----------------     ----------------
        (.48)                (.49)                (.50)                (.54)
        (.01)                  --(c)              (.01)                  --
        (.09)                (.25)                (.11)                  --
----------------     ----------------     ----------------     ----------------
        (.58)                (.74)                (.62)                (.54)
----------------     ----------------     ----------------     ----------------
    $  11.19             $  11.06             $  10.91             $  10.95
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        6.50%                8.23%                5.32%                6.04%
    $175,520             $236,370             $298,005             $443,391
    $208,775             $270,553             $365,891             $524,452
        1.10%                1.09%(b)             1.08%(b)             1.08%(b)
        0.60%                0.59%(b)             0.58%(b)             0.58%(b)
        4.25%                4.35%(b)             4.54%(b)             4.80%(b)

See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      Insured Series
             Financial Highlights Cont'd.

                                                                       CLASS C
                                                                    --------------
                                                                      YEAR ENDED
                                                                    APRIL 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR                                      $11.19
                                                                       -------
Income from investment operations
Net investment income                                                      .46
Net realized and unrealized gain (loss) on investment
   transactions                                                           (.78)
                                                                       -------
   Total from investment operations                                       (.32)
                                                                       -------
LESS DISTRIBUTIONS
Dividends from net investment income                                      (.46)
Distributions in excess of net investment income                            --
Distributions from capital gains                                            --
                                                                       -------
   Total distributions                                                    (.46)
                                                                       -------
Net asset value, end of year                                            $10.41
                                                                       -------
                                                                       -------
TOTAL RETURN(a):                                                         (2.86)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                           $2,949
Average net assets (000)                                                $2,988
Ratios to average net assets:
   Expenses, including distribution fees                                  1.38%
   Expenses, excluding distribution fees                                   .63%
   Net investment income                                                  4.29%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
                                               See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      Insured Series
             Financial Highlights Cont'd.

                                       CLASS C
-------------------------------------------------------------------------------------
                                YEAR ENDED APRIL 30,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  11.06             $  10.91              $10.95               $10.84
    --------             --------             -------              -------
         .45                  .46(b)              .48(b)               .51(b)
         .23                  .40                 .08                  .11
    --------             --------             -------              -------
         .68                  .86                 .56                  .62
    --------             --------             -------              -------
        (.45)                (.46)               (.48)                (.51)
        (.01)                  --(c)             (.01)                  --
        (.09)                (.25)               (.11)                  --
    --------             --------             -------              -------
        (.55)                (.71)               (.60)                (.51)
    --------             --------             -------              -------
    $  11.19             $  11.06              $10.91               $10.95
    --------             --------             -------              -------
    --------             --------             -------              -------
        6.24%                7.96%               5.06%                5.78%
    $  2,708             $  1,509              $  888               $1,137
    $  1,856             $  1,142              $  973               $  827
        1.35%                1.34%(b)            1.33%(b)             1.33%(b)
        0.60%                0.59%(b)            0.58%(b)             0.58%(b)
        4.03%                4.11%(b)            4.29%(b)             4.56%(b)

See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND      Insured Series
             Financial Highlights Cont'd.

                                                          CLASS Z
                                     --------------------------------------------------
                                                                          SEPTEMBER 16,
                                        YEAR           YEAR ENDED            1996(c)
                                       ENDED            APRIL 30,            THROUGH
                                     APRIL 30,      -----------------       APRIL 30,
                                        2000         1999       1998          1997
---------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF
PERIOD                                 $11.18       $11.05     $10.91        $ 11.05
                                     ----------     ------     ------     -------------
Income from investment
operations
Net investment income                     .54          .54        .54(b)         .36(b)
Net realized and unrealized gain
   (loss) on investment
   transactions                          (.78)         .23        .39           (.02)
                                     ----------     ------     ------     -------------
   Total from investment
      operations                         (.24)         .77        .93            .34
                                     ----------     ------     ------     -------------
LESS DISTRIBUTIONS
Dividends from net investment
income                                   (.54)        (.54)      (.54)          (.36)
Distributions in excess of net
   investment income                       --         (.01)        --(e)        (.01)
Distributions from capital gains           --         (.09)      (.25)          (.11)
                                     ----------     ------     ------     -------------
   Total distributions                   (.54)        (.64)      (.79)          (.48)
                                     ----------     ------     ------     -------------
Net asset value, end of period         $10.40       $11.18     $11.05        $ 10.91
                                     ----------     ------     ------     -------------
                                     ----------     ------     ------     -------------
TOTAL RETURN(a):                        (2.13)%       7.04%      8.68%          2.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)        $1,429       $4,312     $  418        $    15
Average net assets (000)               $1,960       $3,523     $  173        $    10
Ratios to average net assets:
   Expenses, including
      distribution fees                   .63%        0.60%      0.60%(b)       0.58%(b)(d)
   Expenses, excluding
      distribution fees                   .63%        0.60%      0.60%(b)       0.58%(b)(d)
   Net investment income                 4.94%        4.77%      4.92%(b)       4.18%(b)(d)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Net of management fee waiver.
(c) Commencement of offering of Class Z shares.
(d) Annualized.
(e) Less than $.005 per share.
                                               See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND

             Report of Independent Accountants

To the Shareholders and Trustees of
Prudential Municipal Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of High Income Series and Insured Series (constituting Prudential Municipal Bond Fund, hereafter referred to as the 'Fund') at April 30, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for the year ended April 30, 1996 were audited by other independent accountants, whose opinion dated June 13, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
June 21, 2000

See Notes to Financial Statements

       PRUDENTIAL MUNICIPAL BOND FUND

             Tax Information (Unaudited)

As required by the Internal Revenue Code, we wish to advise you as to the federal tax status of dividends and distributions paid by the Fund during its fiscal year ended April 30, 2000.

During its fiscal year ended April 30, 2000, the Fund paid aggregate dividends from net investment income, all of which were federally tax-exempt interest dividends, as follows:

                                                             DIVIDENDS PER SHARE
                                                ----------------------------------------------
SERIES                                          CLASS A      CLASS B      CLASS C      CLASS Z
-------------------------------------------     -------      -------      -------      -------
High Income Series                               $ .63        $ .60        $ .57        $ .65
Insured Series                                   $ .51        $ .48        $ .46        $ .54

Shortly after the close of the calendar year ending December 31, 2000, you will be advised again as to the federal tax status of the dividends and distributions received in calendar 2000. In addition, you will be advised at that time as to the portion of your dividends which may be subject to the Alternative Minimum Tax (AMT) as well as information with respect to state taxability.
                                               See Notes to Financial Statements

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION


    Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.


DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

    Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA


    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    This chart shows the long-term performance of various asset classes and the rate of inflation.

               EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Value of $1.00 invested on
1/1/1926 through 12/31/1999

      SMALL STOCKS  COMMON STOCKS  LONG-TERM BONDS  TREASURY BILLS  INFLATION
1926
1936
1946
1956
1966
1976
1986
1999     $6,640.79      $2,845.63           $40.22          $15.64      $9.40

------------------------

Source: Ibbotson Associates. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class of any Prudential mutual fund.



Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due to reinvesting interest. Also, stock prices are usually more volatile than bond prices over the long-term. Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors
(DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.



Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).



IMPACT OF INFLATION. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1989 through 1999. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.



    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.


           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS


                                     '89    '90    '91    '92    '93    '94     '95     '96    '97    '98     '99
-------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
TREASURY
BONDS(1)                             14.4%   8.5%  15.3%   7.2%  10.7%  (3.4)% 18.4%     2.7%   9.6%  10.0%  (2.56)%
-------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
MORTGAGE
SECURITIES(2)                        15.4%  10.7%  15.7%   7.0%   6.8%  (1.6)% 16.8%     5.4%   9.5%   7.0%   1.86%
-------------------------------------------------------------------------------------------------------------------
U.S. INVESTMENT GRADE
CORPORATE
BONDS(3)                             14.1%   7.1%  18.5%   8.7%  12.2%  (3.9)% 22.3%     3.3%  10.2%   8.6%  (1.96)%
-------------------------------------------------------------------------------------------------------------------
U.S.
HIGH YIELD
CORPORATE
BONDS(4)                              0.8%  (9.6)% 46.2%  15.8%  17.1%  (1.0)% 19.2%    11.4%  12.8%   1.6%   2.39%
-------------------------------------------------------------------------------------------------------------------
WORLD
GOVERNMENT
BONDS(5)                             (3.4)% 15.3%  16.2%   4.8%  15.1%   6.0%  19.6%     4.1%  (4.3)%  5.3%  (5.07)%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
DIFFERENCE BETWEEN HIGHEST
AND LOWEST RETURNS PERCENT           18.8   24.9   30.9   11.0   10.3    9.9     5.5     8.7%  17.1%   8.4%   7.46%


(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).


(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year. Source: Lipper Inc.


(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5) SALOMON SMITH BARNEY WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

    The chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.


                                    [CHART]
------------------------

Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1999. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential mutual fund.



                  WORLD STOCK MARKET CAPITALIZATION BY REGION
                           WORLD TOTAL: 20.7 TRILLION


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CANADA          2.1%
PACIFIC BASIN  16.4%
EUROPE         32.5%
U.S.           49.0%

------------------------

Source: Morgan Stanley Capital International, December 31, 1999. Used with permission. This chart represents the cpaitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1,577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential mutual fund.

    This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31, 1999. It does not represent the performance of any Prudential mutual fund.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Sweden       22.70%
Hong Kong    20.37%
Spain        20.11%
Netherland   18.63%
Belgium      18.41%
France       17.69%
USA          17.39%
UK           16.41%
Europe       16.28%
Switzerland  15.58%
Sing/Mlysia  15.07%
Denmark      14.72%
Germany      13.29%
Australia    11.68%
Italy        11.39%
Canada       11.10%
Japan         9.59%
Norway        8.91%
Austria       7.09%

------------------------

Source: Morgan Stanley Capital International (MSCI) and Lipper Inc. as of 12/31/99. Used with permission. Morgan Stanley Country indexes are unmanaged indexes which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.



    This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 Stock Index with and without reinvested dividends.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        CAPITAL APPRECIATION     CAPITAL APPRECIATION ONLY
      AND REINVESTING DIVIDENDS
1969
1973
1977
1981
1985
1989
1993
1997
1999                   $474,094                   $159,957

------------------------

Source: Lipper Inc. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential mutual fund. Common stock total return is based on the Standard & Poor's 500 Composite Stock Price index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indexes.

                                     PART C
                               OTHER INFORMATION

ITEM 23. EXHIBITS.

        (a) 1. Amended and Restated Declaration of Trust, incorporated by reference to Exhibit No. 1(a) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on May 5, 1995 (File No. 33-10649).

            2. Amended and Restated Certificate of Designation, incorporated by reference to Exhibit No. 1(b) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on May 5, 1995 (File No. 33-10649).

            3. Amended Certificate of Designation, incorporated by reference to Exhibit No. 1(c) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed via EDGAR on June 27, 1996 (File No. 33-10649).


            4. Amended and Restated Certificate of Designation, incorporated by reference to Exhibit (a) 4 to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 1999 (File No. 33-10649).



        (b) Amended and Restated By-Laws of the Registrant.*


        (c) Specimen receipt for shares of beneficial interest, incorporated by reference to Exhibit No. 4 to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on July 1, 1998 (File No. 33-10649).

        (d) 1. Amended and Restated Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc., incorporated by reference to Exhibit No. 5(a) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed via EDGAR on June 27, 1996 (File No. 33-10649).

            2. Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation, incorporated by reference to Exhibit No. 5(b) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on July 1, 1997 (File No. 33-10649).


            3. Amendment to Subadvisory Agreement dated as of November 18, 1999, between Prudential Investments Fund Management LLC and The Prudential Investment Corporation.*



        (e) 1. Distribution Agreement between the Registrant and Prudential Investments Management Services LLC, incorporated by reference to
            Exhibit 6(b) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on June 26, 1998
            (File No. 33-10649).



            2. Form of Selected Dealer Agreement, incorporated by reference to
            Exhibit 6(c) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on June 26, 1998
            (File No. 33-10649).


        (f)  Not applicable.

        (g) 1. Custodian Contract between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit No. 8(a) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on July 1, 1997 (File No. 33-10649).
            2. Subcustodian Agreement between State Street Bank and Trust Company and Morgan Guaranty Trust Co, incorporated by reference to
            Exhibit 8(b) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on June 26, 1998
            (File No. 33-10649).

            3. Subcustodian Agreement between State Street Bank and Trust Company and Bankers Trust Company, incorporated by reference to
            Exhibit 8(c) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on June 26, 1998
            (File No. 33-10649).

            4. Subcustodian Agreement between State Street Bank and Trust Company and Bankers Trust Company, incorporated by reference to
            Exhibit 8(d) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on June 26, 1998
            (File No. 33-10649).

            5. Subcustodian Agreement between State Street Bank and Trust Company and Chemical Bank incorporated by reference to Exhibit 8(e) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on June 26, 1998 (File No. 33-10649).

            6. Subcustodian Agreement between State Street Bank and Trust Company and Irving Bank incorporated by reference to Exhibit 8(f) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on June 26, 1998 (File No. 33-10649).


            7. Amendment to Custodian Contract/Agreement dated as of February 22, 1999 by and between the Registrant and State Street Bank and Trust Company.*



        (h) 1. Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, LLC, incorporated by reference to Exhibit No. 9 to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on July 1, 1997 (File No. 33-10649).



               2. Amendment to Transfer Agency and Service Agreement dated as of August 24, 1999 by and between the Registrant and Prudential Mutual Fund Services LLC (successor to Prudential Mutual Fund Services, Inc.)*



        (i) 1. Opinion of Swidler Berlin Shereff Friedman, LLP., incorporated by reference to Exhibit (i) 1 to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 1999 (File No. 33-10649).



             2. Opinion of Sullivan & Worcester LLP., incorporated by reference to Exhibit (i) 2 to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 1999 (File No. 33-10649).



             3. Consent of Swidler Berlin Shereff Friedman, LLP.*



             4. Consent of Sullivan & Worcester LLP.*



        (j)  Consent of Independent Accountants.*


        (k)  Not applicable.

        (l)  Not applicable.


        (m) Amended and Restated Distribution and Service Plans for Class A, B and C shares, each incorporated by reference to Exhibit 15(d) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on June 26, 1998 (File No. 33-10649).


        (n) Rule 18f-3 Plan, incorporated by reference to Exhibit (o) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on April 30, 1999 (File No. 33-10649).


        (p) 1. Code of Ethics of the Registrant.*



            2. Code of Ethics of The Prudential Investment Corporation, Prudential Investments Fund Management LLC and Prudential Investment Management Services LLC.*


           -------------------------
            *Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  None.

ITEM 25. INDEMNIFICATION.


  As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Article XI of the Fund's By-Laws (Exhibit (b) to the Registration Statement), in certain cases, any individual who is a present or former officer, Trustee, employee or agent of the Registrant or who serves or has served another trust, corporation, partnership, joint venture or other enterprise in one of such capacities at the request of the Registrant (a representative of the Trust), may be indemnified by the Registrant against certain liabilities in connection with the Registrant provided that such representative acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Registrant, subject to certain qualifications and exceptions including liabilities to the Registrant or to its shareholders to which such representative would otherwise be subject by reason of misfeasance, bad faith, gross negligence or reckless disregard of duties. As permitted by Section 17(i) of the 1940 Act, and pursuant to Section 10 of the Distribution Agreement (Exhibit (e)1 to the Registration Statement), in certain cases the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence in the performance of its duties, willful misfeasance or reckless disregard of duties.


    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.


    The Registrant maintains an insurance policy insuring its officers and Trustees against liabilities, and certain costs of defending claims against such officers and Trustees, to the extent such officers and Trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and Trustees under certain circumstances. Pursuant and subject to the provisions of Article XI of the Registrant's By-Laws, the Registrant shall indemnify each representative of the Trust against, or advance the expenses of a representative of the Trust for, the amount of any deductible provided in any liability insurance policy maintained by the Registrant.



    Section 9 of the Management Agreement (Exhibit (d)1 to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (d)2 to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (PIFM) (formerly known as Prudential Mutual Fund
Management Inc.) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements. Section 9 of the Management Agreement also holds PIFM liable for losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.


    The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

  (a) Prudential Investments Fund Management LLC (PIFM)

    See "How the Fund is Managed--Manager" in the Prospectus constituting
Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

    The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

    The business and other connections of PIFM's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, New Jersey 07102.


NAME AND ADDRESS       POSITION WITH PIFM                           PRINCIPAL OCCUPATIONS
----------------       ------------------                           ---------------------
David R. Odenath, Jr.  Officer in Charge,    Officer in Charge, President, Chief Executive Officer and Chief
                       President, Chief        Operating Officer, PIFM; Senior Vice President, The Prudential
                       Executive Officer       Insurance Company of America (Prudential)
                       and Chief Operating
                       Officer

Robert F. Gunia        Executive Vice        Executive Vice President and Chief Administrative Officer, PIFM;
                       President and Chief     Vice President, Prudential; President, Prudential Investment
                       Administrative          Management Services LLC (PIMS)
                       Officer

William V. Healey      Executive Vice        Executive Vice President, Chief Legal Officer and Secretary, PIFM;
                       President, Chief        Vice President and Associate General Counsel, Prudential; Senior
                       Legal Officer and       Vice President, Chief Legal Officer and Secretary, PIMS
                       Secretary

Stephen Pelletier      Executive Vice        Executive Vice President, PIFM
                       President

Judy A. Rice           Executive Vice        Executive Vice President, PIFM
                       President

Lynn M. Waldvogel      Executive Vice        Executive Vice President, PIFM
                       President


    (b) The Prudential Investment Corporation (PIC)


    See "How the Fund is Managed--Investment Adviser" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services--Manager and Investment Adviser" in the Statement of Additional Information constituting Part B of this Registration Statement.


    The business and other connections of PIC's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Prudential Plaza, Newark, New Jersey 07101.


NAME AND ADDRESS        POSITION WITH PIC                           PRINCIPAL OCCUPATIONS
----------------        -----------------                           ---------------------
John R. Strangfeld,    President, Chief      President, Chief Executive Officer, Chairman of the Board, and
 Jr.                   Executive Officer,      Director of PIC; President of Prudential Global Asset Management
                       Chairman of the         Group of Prudential; Senior Vice President, Prudential
                       Board and Director

Bernard Winograd       Senior Vice           Chief Executive Officer, Prudential Real Estate Investors; Senior
                       President and           Vice President and Director, PIC
                       Director


ITEM 27. PRINCIPAL UNDERWRITERS

  (a) Prudential Investment Management Services LLC (PIMS)


    PIMS is distributor for the following open-end management companies: Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Diversified Funds, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund,

Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential International Bond Fund, Inc., Prudential Mid-Cap Value Fund, Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Corporate Bond
Fund, Inc., Prudential Small Company Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential 20/20 Focus Fund, Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential World Fund, Inc., The Prudential Investment Portfolios, Inc., Strategic Partners Series Target Funds and The Target Portfolio Trust.



    PIMS is also distributor of the following unit investment trusts: Separate
Accounts: Prudential's Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract G1-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and the Prudential Qualified Individual Variable Contract Account.


    (b) Information concerning the directors and officers of PIMS is set forth below.


                             POSITIONS AND                                       POSITIONS AND
                             OFFICES WITH                                        OFFICES WITH
NAME(1)                      UNDERWRITER                                         REGISTRANT
-------                      -----------                                         ----------
Margaret Deverell..........  Vice President and Chief Financial Officer               None
Robert F. Gunia............  President                                           Vice President
                                                                                  and Trustee
Kevin Frawley .............  Senior Vice President and Compliance Officer             None
  213 Washington St.
  Newark, NJ 07102
William V. Healey..........  Senior Vice President, Secretary and Chief Legal         None
                               Officer
John R. Strangfeld, Jr.....  Advisory Board Member                                Trustee and
                                                                                   President


------------------------


(1) The address of each person named is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102-4077, unless otherwise indicated.


    (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS


  All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171; The Prudential Investment Corporation, Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102; the Registrant, Gateway Center Three, 100 Mulberry St, Newark, New Jersey 07102; and Prudential Mutual Fund Services LLC, 194 Wood Avenue South, Iselin, New Jersey 08830. Documents required by Rules 31a-1(b)(5),(6),(7),(9),(10) and (11) and 31a-1(f) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, documents required by Rules 31a-1(b)(4) and (11) and 31a-1(d) at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.

ITEM 29. MANAGEMENT SERVICES


  Other than as set forth under the captions "How the Fund is Managed--Manager" and "--Distributor" in the Prospectus and the caption "Investment Advisory and Other Services--Manager and Investment Adviser" and "--Principal Underwriter, Distributor and Rule 12b-1 Plans" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.


ITEM 30. UNDERTAKINGS


  The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 28th day of June, 2000.


                         PRUDENTIAL MUNICIPAL BOND FUND


                         /s/ John R. Strangfeld
                         -------------------------------------------------
                         JOHN R. STRANGFELD, PRESIDENT


    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                  SIGNATURE                                   TITLE                         DATE
                  ---------                                   -----                         ----
/s/ Eugene C. Dorsey                           Trustee                                    June 28, 2000
------------------------------------
  EUGENE C. DORSEY

/s/ Delayne D. Gold                            Trustee                                    June 28, 2000
------------------------------------
  DELAYNE D. GOLD

/s/ Robert F. Gunia                            Vice President and Trustee                 June 28, 2000
------------------------------------
  ROBERT F. GUNIA

/s/ Thomas T. Mooney                           Trustee                                    June 28, 2000
------------------------------------
  THOMAS T. MOONEY

/s/ Stephen R. Munn                            Trustee                                    June 28, 2000
------------------------------------
  STEPHEN R. MUNN

/s/ David R. Odenath                           Vice President and Trustee                 June 28, 2000
------------------------------------
  DAVID R. ODENATH

/s/ Richard A. Redeker                         Trustee                                    June 28, 2000
------------------------------------
  RICHARD A. REDEKER

/s/ John R. Strangfeld                         President and Trustee                      June 28, 2000
------------------------------------
  JOHN R. STRANGFELD

/s/ Nancy Hays Teeters                         Trustee                                    June 28, 2000
------------------------------------
  NANCY HAYS TEETERS

/s/ Louis A. Weil, III                         Trustee                                    June 28, 2000
------------------------------------
  LOUIS A. WEIL, III

/s/ Grace C. Torres                            Principal Financial and Accounting         June 28, 2000
------------------------------------           Officer
  GRACE C. TORRES

                                 EXHIBIT INDEX


EXHIBIT  DESCRIPTION
-------  -----------
  (b)    Amended and Restated By-Laws of the Registrant.
  (d)    3. Amendment to Subadvisory Agreement dated as November 18,
         1999, between Prudential Investments Fund Management LLC and
            The Prudential Investment Corporation.
  (g)    7. Amendment to Custodian Contract/Agreement dated as of
         February 22, 1999 by and between the Registrant and State
            Street Bank and Trust Company.
  (h)    2. Amendment to Transfer Agency and Service Agreement dated as of August 24, 1999 by and between the Registrant and
            Prudential Mutual Fund Services LLC (successor to
            Prudential Mutual Fund Services, Inc.).
  (i)    3. Consent of Swidler Berlin Shereff Friedman, LLP.
  (i)    4. Consent of Sullivan & Worcester LLP.
  (j)    Consent of Independent Accountants.
  (p)    1. Code of Ethics of the Registrant.
         2. Code of Ethics of The Prudential Investment Corporation,
         Prudential Investments Fund Management LLC and Prudential
            Investment Management Services LLC.